UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DigitalBridge Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

DigitalBridge Group, Inc. 750 Park of Commerce Drive Suite 210 Boca Raton, Florida 33487 (561) 570-4644
MESSAGE FROM
OUR CHAIRPERSON OF THE BOARD

To the Stockholders of DigitalBridge Group, Inc.:
It is our pleasure to invite you to the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of DigitalBridge Group, Inc., a Maryland corporation. The 2024 Annual Meeting will be conducted virtually, via live audio webcast, on April 26, 2024, beginning at 9:00 a.m., Eastern Time. You will be able to attend the virtual 2024 Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting https://web.lumiconnect.com/286413441, using the passcode and control number as discussed in the enclosed Notice of Annual Meeting of Stockholders.
I sincerely hope that you will be able to attend and participate in the virtual meeting. Whether or not you plan to attend the annual meeting via the live webcast, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods.
We look forward to receiving your proxy and thank you for your continued support.
Sincerely,
NANCY A. CURTIN
Chairperson
March 18, 2024
Boca Raton, Florida

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Virtual Meeting via Live Audio Webcast	Record Date
April 26, 2024 9:00 a.m., Eastern Time	https://web.lumiconnect.com/286413441 Webcast Passcode: digitalbridge2024	You can vote if you are a stockholder of record on March 1, 2024.
Items of Business
1	Election of Directors	To elect 9 directors nominated by our Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;
2	Advisory Vote on Executive Compensation	To approve, on a non-binding, advisory basis, named executive officer compensation;
3	Approval of the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan	To approve the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan;
4	Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
5	Other Business	Transact any other business that may properly come before the 2024 Annual Meeting or any postponement or adjournment of the 2024 Annual Meeting.

Annual Report
Our 2023 Annual Report to Stockholders accompanies this Proxy Statement.
Proxy Voting
Your vote is very important. Whether or not you plan to attend the virtual 2024 Annual Meeting via live webcast, you are encouraged to read the proxy statement and submit your proxy card or voting instructions form as soon as possible to ensure that your shares are represented and voted at the 2024 Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed proxy card or by completing, signing, dating and returning your proxy card in the postage-paid envelope provided. If you hold your shares through a broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.
By Order of the Board of Directors,
GEOFFREY GOLDSCHEIN
Chief Legal Officer
and Secretary
March 18, 2024
Boca Raton, Florida

TABLE OF
CONTENTS

1	PROXY SUMMARY
1	2024 Annual Meeting
2	2023 Year in Review
3	Overview of Environmental, Social & Governmental (ESG) Initiatives
4	Corporate Governance Highlights

5	PROPOSAL NO. 1: ELECTION OF DIRECTORS
6	Board of Directors
18	Corporate Governance
23	Information about our Board of Directors and its Committees
25	Director Compensation

28	EXECUTIVE OFFICERS

30	PROPOSAL NO. 2: NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

31	COMPENSATION COMMITTEE REPORT

32	COMPENSATION DISCUSSION AND ANALYSIS
32	Executive Compensation Program
44	Compensation Tables and Related Narrative
47	Discussion of Summary Compensation and Grants of Plan-Based Awards Tables
56	Equity Compensation Plan Information

63	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
63	Ownership of Equity Securities of the Company by Directors and Executive Officers
64	Ownership of Equity Securities of the Company by 5% Stockholders

65	PROPOSAL NO. 3: Approval of the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan

76	PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

77	AUDIT COMMITTEE REPORT

78	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

79	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
79	Policy for Review of Related Party Transactions

81	FREQUENTLY ASKED QUESTIONS AND ANSWERS
81	Questions and Answers about the 2024 Annual Meeting and Voting
85	Attend Our 2024 Annual Meeting of Stockholders

86	OTHER INFORMATION
86	Stockholder Proposals and Director Nominations for 2025
86	Annual Report
87	Where You Can Find More Information
87	Eliminating Duplicate Mailings
87	Incorporation by Reference

Exhibit A DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan

A-1	APPENDIX A: PROXY CARD

DigitalBridge Group, Inc 750 Park of Commerce Drive Suite 210 Boca Raton, Florida 33487 (561) 570-4644
PROXY
SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of DigitalBridge Group, Inc., a Maryland corporation (the “Company,” “DigitalBridge,” “DBRG,” “we,” “our” or “us”), on or about March 18, 2024.
Throughout this Proxy Statement, common stock share and per share information, including units of DigitalBridge Operating Company, LLC, our operating company, and stock award units have been revised for all periods presented to give effect to the one-for-four reverse stock split effected in August 2022.
2024 Annual Meeting
Date and Time	Place via Live Audio Webcast
April 26, 2024, at 9:00 a.m., Eastern Time	https://web.lumiconnect.com/286413441; passcode: digitalbridge2024 (unique 11-digit control number required)
Voting	Technical Support for the 2024 Annual Meeting

Only holders of record of the Company’s Class A common stock, $0.01 par value per share (“Class A common stock”) and Class B common stock, $0.01 par value per share (“Class B common stock,” and together with Class A common stock, our “common stock”), as of the close of business on March 1, 2024, the record date, will be entitled to notice of and to vote at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Each share of Class A common stock entitles its holder to one vote. Each share of Class B common stock entitles its holder to 36.5 votes.
If you have difficulty accessing the virtual 2024 Annual Meeting, technicians will be available to assist you via the following toll free phone number (800) 937-5449.

DIGITALBRIDGE 2024 PROXY STATEMENT | 1

PROXY SUMMARY
Proposals and Board Recommendations
Proposal		Board Recommendation	For More Information
1	To elect 9 directors nominated by our Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified	FOR each of the nominees listed on the enclosed proxy card	Page 6
2	To approve, on a non-binding, advisory basis, named executive officer compensation	FOR	Page 30
3	To approve DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan	FOR	Page 65
4	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	Page 76
How to Cast Your Vote
We have provided you with three different methods for you to vote your proxy. Please see the enclosed proxy card or voting instruction form for additional details regarding each voting method.
By Internet	By Telephone	By Mail

Vote 24/7	Dial toll-free to vote 24/7	Cast your ballot, sign your proxy card and send by pre-paid mail
2023 Year in Review
2023 Year in Review: Strategic Execution at DigitalBridge
In 2023, DigitalBridge completed a landmark transition, finalizing its strategic evolution to a scalable, asset-light alternative asset manager dedicated to digital infrastructure, while continuing to generate persistent growth in fundraising and financial performance. The DigitalBridge team delivered across the ‘three things that matter’ as outlined in its strategic plan for the year: fundraising, simplification, and continuing to drive portfolio company performance.
Scaling Our Leading Asset Management Platform Through Effective Fundraising
■
New Capital Formation: Despite industry-wide headwinds, DigitalBridge successfully raised over $7.7 billion in new fee-earning equity since January 2023, achieving a 60% year-over-year increase in a period where the broader infrastructure fundraising sector saw a downturn exceeding 50%.

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Strong FEEUM Growth: Fee-Earning Equity Under Management (“FEEUM”) increased over $10 billion, or 47% YoY, to $33B as of December 31, 2023, powered by organic capital formation and contribution from the InfraBridge acquisition, which was successfully integrated into our platform.

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Exceptional Financial Performance: Higher FEEUM drove very strong revenue growth in our investment management platform; GAAP net income attributable to common stockholders increased to $128 million in 2023 (compared to GAAP net loss attributable to common stockholders of $382 million in 2022),

2 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROXY SUMMARY
with annual Fee Revenue up 53% YoY and annual Adjusted EBITDA up 93% to over $100 million with profit margins continuing to expand as our business scales.
Achieved Key Simplification Objectives
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Deconsolidation of our Operating Segment: Streamlined our business structure to a single vertical (asset management) through the successful deconsolidation of our DataBank and Vantage SDC operating assets in a process that unlocked a total of $471 million of monetized value for DBRG shareholders.

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Balance Sheet De-Levering: The company’s deconsolidation initiative resulted in a $5 billion reduction in consolidated debt, trimming it to under $400 million and substantially simplifying our balance sheet.

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Simplified Financial Reporting: Aligning ourselves with industry peers, we overhauled our financial reporting to better reflect our asset management status, including enhancing our returns disclosure for greater clarity and investor insight.

Strong Portfolio Company Outcomes
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Continued Portfolio Growth: Across all verticals, DigitalBridge experienced sustained performance, notably due to the burgeoning demand in generative AI, which is starting to drive demand across the data center ecosystem.

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Secular Tailwinds Drive Demand: Enterprise and consumer demand for compute and connectivity ultimately underpins resilient and durable portfolio-level growth and DigitalBridge’s ability to deliver for customers continues to expand along with our portfolio.

With our transformation complete, the DigitalBridge team is focused on building momentum scaling the DBRG platform to support the accelerating global demand for digital infrastructure. With AI-powered secular tailwinds and a simple, high-growth business model, DigitalBridge has set the stage for continued growth in revenue and earnings, continuing to deliver on its commitment to shareholders and partners.
Overview of Environmental, Social & Governmental (ESG) Initiatives at DigitalBridge
The Board of Directors of DigitalBridge provides ultimate oversight of our environmental, social and governance (“ESG”) program. Our Nominating and Corporate Governance Committee is responsible for implementing and monitoring our ESG program. As we continue to expand our business, this oversight is critical to ensuring that our implementation of ESG goals and policies evolves appropriately to support our business objectives.
Our ESG program is designed to meet the demands of our investors and the customers of our portfolio companies, many of whom are top tier global technology and communications customers, who have standards for their partners relating to their ESG programs and data reporting, responsible investing and related business practices. We believe that our ESG initiatives serve to support the development of resilient companies and competitive assets that deliver long-term value for our investors.
The core components of our program include:
ESG Committee Oversight: Implementation of our ESG strategy and initiatives is led by our ESG Committee, which reports to the Board or the Nominating and Corporate Governance Committee on a quarterly basis to provide updates on ESG initiatives and information on regulatory and compliance developments. The ESG Committee is led by our Chief Administrative Officer and is comprised of a cross-functional group of our employees, including members of senior management. The ESG Committee works with our portfolio companies to assist them in developing and implementing their ESG plans to address risks and opportunities specific to each company.
Due Diligence: We have integrated ESG analyses into the due diligence of our digital equity fund investments and our ESG analysis is typically presented to the relevant fund investment committee for each portfolio company that we invest in.

DIGITALBRIDGE 2024 PROXY STATEMENT | 3

PROXY SUMMARY
Asset Management: We provide an ESG reporting framework for DigitalBridge portfolio companies, identifying ESG-related expectations as well as a set of ESG key performance indicators (“KPIs”) for quarterly measurement and reporting to the portfolio company board and to DigitalBridge’s ESG team. We typically hold calls with portfolio company ESG leadership every two months and have built a central repository of key documents and tools that all of our portfolio companies can access and leverage to more efficiently develop their ESG programs.
Diversity: We are focused on fostering a diverse workforce with different perspectives, experiences, and backgrounds to encourage innovative and creative ideas, and ultimately lead to our collective success. We recognize that a diverse investment team enhances our ability to source, evaluate and manage an attractive and differentiated set of investment opportunities. We believe that these same principles apply to our portfolio companies and support them in initiatives to broaden talent pools, encourage retention of employees, and provide best-in-class training and development opportunities to all employees.
Transparency: We issue an annual ESG Report, which is available on our website, to provide transparent communication around our ESG efforts. We published our 2022 ESG report in June 2023 detailing measurable progress at both the Company and our portfolio companies. Our 2023 ESG Report will be released this spring. The information that is found on or accessible through our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document that we file with or furnish to the Securities and Exchange Commission (“SEC”).
Corporate Governance Highlights
No classified board(1)	Opted out of MUTA(1)
Majority voting standard for election of directors	Favorable stockholder rights(2)
Anti-hedging/pledging policy	Stock ownership guidelines for directors and officers

(1)
Stockholder approval required for DBRG board to adopt a classified board structure and other anti-takeover provisions.

(2)
DBRG stockholders have the ability to call special stockholders meetings, remove and replace directors, amend bylaws and approve increases in the number of shares authorized for issuance.

4 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously recommended that the following 9 persons be elected to serve on our Board, each until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified:
■ James Keith Brown	■ Nancy A. Curtin	■ Jeannie H. Diefenderfer
■ Jon A. Fosheim	■ Marc C. Ganzi	■ Gregory J. McCray
■ Sháka Rasheed	■ Dale Anne Reiss	■ David M. Tolley
All of the nominees are current directors and were elected by the stockholders at the 2023 annual meeting of stockholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the 2024 Annual Meeting, a nominee is not able to serve for any reason or for good cause will not serve, proxies will be voted for an additional person designated by our Board, unless our Board determines to reduce the number of directors or to leave a vacant seat on our Board in accordance with the Company’s charter and bylaws.
Our Board of Directors Recommends a Vote “FOR” the Election of Each of the Nominees Identified Above and Nominated by our Board of Directors.

DIGITALBRIDGE 2024 PROXY STATEMENT | 5

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Board of Directors
Our Board of Directors believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. All of our directors except Marc C. Ganzi, our Chief Executive Officer, are independent. Each of our directors attended at least 75% of the aggregate number of meetings held by: (i) the Board of Directors during such director’s respective term of service in 2023; and (ii) each committee, in each case during the period in 2023 for which such director served as a member. Our Nominating and Corporate Governance Committee has prioritized refreshment over the past several years, and our 9 director nominees for the 2024 Annual Meeting include three females (one of whom is also Asian American) and two African American males.
Nominees for DigitalBridge Board of Directors—At-A-Glance

89% Independent
Our CEO
1
89%
8
Independent
Gender: 33% Female
Female
3
33%
Male
6
33% Ethnically Diverse
2 African American,
1 Asian American
3
33%
6
56% Overall Diversity and
56% Digital Experience
56% Female/People
of Color
56%
56%
Digital
Experience
Age
Average 62 Years
80s
0
70s
2
50s
3
4
60s
Tenure
Average 3.3 Years
>10 yrs.
0
6-9 yrs.
2
7
≤5 yrs.

6 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Board Composition and Refreshment
Our Board recognizes the importance of having the right mix of skills, expertise and experience and is committed to continuously reviewing its capabilities in relation to our strategic direction and ongoing refreshment. As part of the Company’s strategic transformation, we have added directors to our board with digital, infrastructure and investment management experience. Seven of our nine director nominees have joined the Board in the last five years, as shown in the table below.

DIGITALBRIDGE 2024 PROXY STATEMENT | 7

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The table below summarizes the key experience, qualifications and attributes for each director nominee and highlights the balanced mix of experience, qualifications and attributes of the Board as a whole. This high-level summary is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board.
	Brown	Curtin	Diefenderfer	Fosheim	Ganzi	McCray	Rasheed	Reiss	Tolley
CEO/Executive Leadership	■	■	■	■	■	■		■	■
Qualified Financial Expert				■		■		■	■
Digital			■		■	■	■		■
Capital Markets	■	■		■	■		■	■	■
Investment/ Portfolio Management	■	■		■	■	■	■	■	■
Risk Management	■	■	■		■	■		■	■
Legal/Regulatory		■		■	■			■
Strategic Transformation	■	■	■		■	■	■	■	■
Human Capital	■	■	■		■	■	■		■
Corporate Governance	■	■	■	■	■	■		■	■

8 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our Director Nominees
The information below includes each director nominee’s name, age, principal occupation, business history and certain other information, including the specific experience, qualifications, attributes and skills that led our Board to conclude that each such person should serve as a director of our company.
JAMES KEITH BROWN	Independent Director Nominee
Former Senior Managing Director— Coatue Management Company AGE 61 COMMITTEE MEMBERSHIPS ■ Audit Committee ■ Compensation Committee
EXPERIENCE
■
Senior Managing Director of Coatue Management Company from 2018 to 2023

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Senior Managing Director & Head, Global Investor Relations of Och Ziff Capital Management (now Sculptor Capital Management) (NYSE: SCU) from 2003 to 2017

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Managing Director & Head, U.S. Institutional Sales & Relationship Management of Goldman, Sachs & Co. from 1999 to 2003

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Managing Director, Global Asset & Investment Management, Consulting and Endowments & Foundations Division; VP, Global Asset Management, Endowments & Foundations Division at Bankers Trust Company from 1992 to 1999

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Regional Director, Foundation & Corporate Relations at Dartmouth College from 1991 to 1992

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J.P. Morgan & Co. from 1985 to 1990

QUALIFICATIONS, ATTRIBUTES AND SKILLS
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Over 25 years of investment management experience, including senior leadership roles in capital raising

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Well-versed in engaging with private fund investors around the world and brings deep experience in product design and strategy

OTHER POSITIONS/RECOGNITIONS
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Board member of Aperture Investors, LLC

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Board member and Head of Investment Committee of the Robert Rauschenberg Foundation

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Senior Advisor of TerraCotta Capital

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Board member and member of co-investment committee of UNC Investment Fund (2018 to present)

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Served as the Chair of the Operating Committee and DEI Committee at Coatue Management LLC

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Served on the Partner Management Committee and Business Risk Committee of Och Ziff (now Sculptor Capital Management) (NYSE: SCU) for a decade and ran Best Practice Committee for the firm

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Chair of Executive Committee at the Lincoln Center (10 years)

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President of the Board of the New Museum (10 years and on the board for 24 years) and served on investment, finance and audit committees, among others

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Served as board member of Andy Warhol Foundation (Chair of Finance and on Investment and Audit Committees)

EDUCATION
■
Bachelor of Arts with Honors, University of North Carolina

DIGITALBRIDGE 2024 PROXY STATEMENT | 9

PROPOSAL NO. 1: ELECTION OF DIRECTORS
NANCY A. CURTIN	Independent Director since 2014
Global Chief Investment Officer of AlTi Global, Inc. AGE 66 ■ Chairperson of the Board
EXPERIENCE
■
Global Chief Investment Officer and Board Director of AlTi Global, Inc. (NASDAQ: ALTI) since 2023; serves as a member of the Executive Committee, Strategic Allocation Committee, Global Wealth Management & International Operating Committees.

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Partner, Group Chief Investment Officer, Head of Investment Advisory and participant member of the Supervisory Board of Alvarium Investments from May 2020 through the business combination of Alvarium Investments with Tiedemann Wealth Management Holdings, LLC and certain other parties in January 2023

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Chief Investment Officer and Head of Investments of Close Brothers Asset Management (CBAM), a UK investment and financial advice firm focused on private clients, high-net-worth, charities, and family offices, from 2010 to 2019

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Chief Investment Officer and Managing Partner of Fortune Asset Management Limited, an alternatives institutional advisory business, from 2002 until its full acquisition by CBAM in 2010

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Managing Director of Schroders Plc and Head of Global Investments for the Mutual Funds business & founded Internet Finance Partners, a venture arm of Schroders

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Head of Emerging Markets at Baring Asset Management; Board member for Baring Venture Partners, Member of Global Senior Council and Senior Leadership Team

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Co-Head of German Real Estate arm of Rho Asset Management, focused on private equity and real estate investments

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Early career, M&A and Corporate Finance at Morgan Stanley and Credit Suisse First Boston

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Over 25 years of investment management experience and senior leadership roles in global asset management, private equity, real estate, and alternative asset investing that are key to the Board’s oversight of the Company’s investment strategy and management of its investment portfolio

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Proven business builder of global investment and wealth management businesses with C-suite and board responsibility driving significant AUM growth at attractive operating margins

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Successful track record of CIO execution; leading large investment teams in pursuit of institutional quality investment disciplines to deliver superior investment performance and integrating multiple acquired global investment businesses

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Deep understanding of regulatory environment for investment management, with proven ability to institute best practice front line controls, oversight, and governance

OTHER POSITIONS/RECOGNITIONS
■
Member of board of directors of AlTi Global, Inc. (NASDAQ: ALTI) since 2023

■
Right to Play, global education charity helping over 2.3 million children each year in war torn countries and areas of significant dislocation

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Family Office, Board Member of $2.5 billion in assets Family Office Governance Board (2002-2012)

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External Investment Committee Partners Capital, outsourced investment office for endowments, foundations and UHNW (2003-2018)

EDUCATION
■
Bachelor of Arts, Summa Cum Laude, Princeton University

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Master of Business Administration, Harvard Business School

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Harvard Business School Executive Education, Woman on Boards Certificate (2019)

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Harvard Business School, Corporate Director Certification:

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Audit Committees in a New Era of Governance-Completed

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Compensation Committees: New Challenges, New Solutions-Completed

■
Making Corporate Boards More Effective-Completed

10 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
JEANNIE H. DIEFENDERFER	Independent Director since 2020
Founder and Chief Executive Officer of courageNpurpose, LLC AGE 63 COMMITTEE MEMBERSHIPS ■ Compensation Committee ■ Nominating & Corporate Governance Committee
EXPERIENCE
■
Founder and Chief Executive Officer of courageNpurpose, LLC since 2014

■
Executive leadership positions at Verizon Communications, including leading Verizon’s global customer care organization for its largest enterprise customers from 2010 to 2012, serving as Senior Vice President of Global Engineering & Planning from 2008 to 2010, and as Chief Procurement Officer from 2005 to 2008

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Substantial technical and operational experience in the telecommunications industry

■
Brings valuable insight and guidance on corporate governance matters and complex business issues from experience in senior executive positions and service on public and advisory boards

OTHER PUBLIC COMPANY BOARD EXPERIENCE
■
Windstream Holdings, Inc. (formerly NASDAQ:WINMQ) (February 2016 to September 2020)

■
MRV Communications, Inc. (formerly NASDAQ:MRVC) (July 2014 to August 2017)

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Westell Technologies, Inc. (OTC WSTL) (September 2015 to September 2017)

OTHER POSITIONS/RECOGNITIONS
■
CEO of Center for Higher Ambition Leadership (June 2021 through May 2023)

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Chair of Olin College of Engineering since October 2023

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2020 National Association of Corporate Directors (NACD) Directorship 100 list honoree

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Independent board member of Irth Solutions since March 2022

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NACD Directorship Certified and Board Member of NACD NJ Chapter

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Mentor/Coach at ExCo Leadership Group since December 2023

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Vice Chair of the Board, Women in America

EDUCATION
■
Bachelor of Science, Tufts University

■
Master of Business Administration, Babson College

DIGITALBRIDGE 2024 PROXY STATEMENT | 11

PROPOSAL NO. 1: ELECTION OF DIRECTORS
JON A. FOSHEIM	Independent Director since 2017
Former Chief Executive Officer of Oak Hill REIT Management, LLC; Co-Founder, CEO of Green Street Advisors AGE 73 COMMITTEE MEMBERSHIPS ■ Audit Committee ■ Compensation Committee
EXPERIENCE
■
Chief Executive Officer of Oak Hill REIT Management, LLC from 2005 until his retirement in 2011

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Principal and Co-founder of Green Street Advisors, a REIT advisory and consulting firm, from 1985 to 2005

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Extensive investment management and senior leadership experience

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Expertise in financial analysis and accounting matters

OTHER PUBLIC COMPANY BOARD EXPERIENCE
■
Apple Hospitality REIT, Inc. (NYSE: APLE) (January 2015 to present; Member of Audit Committee and Corporate Governance Committee)

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Associated Estates Realty Corporation (formerly NYSE: AEC) (February 2015 to August 2015)

OTHER POSITIONS/RECOGNITIONS
■
Director and Chairman of the Audit Committee of the Arnold and Mabel Beckman Foundation

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2003 Recipient of the National Association of Real Estate Investment Trusts (NAREIT) Industry Achievement Award

■
Previously worked in institutional sales at Bear Stearns & Co. and the tax department at Touche Ross and Co. (now Deloitte & Touche LLP LLP)

EDUCATION
■
Bachelor of Arts, University of South Dakota

■
Master of Business Administration and Juris Doctor, University of South Dakota

12 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
MARC C. GANZI	Director since 2020
Chief Executive Officer of DigitalBridge AGE 52
EXPERIENCE
■
Founded and served as Chief Executive Officer of Digital Bridge Holdings (“DBH”), from 2013 until its acquisition by DigitalBridge in July 2019

■
Founded Global Tower Partners (“GTP”), which grew to become one of the largest privately-owned tower companies in the U.S. under his leadership before being acquired by American Tower Corporation in 2013

■
Consulting partner for DB Capital Partners from 2000 to 2002 where he oversaw the institution’s investments in the Latin American tower sector

■
Co-founded and served as President of Apex Site Management, one of the largest third-party managers of wireless and wireline communication sites in the United States. In 2000, Apex merged with SpectraSite Communications to create one of the largest telecommunications site portfolios in the United States at the time

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Leading visionary and entrepreneur, with decades of investment experience in the digital infrastructure and telecommunications market, has led and overseen the Company’s digital transformation as Chief Executive Officer

■
Extensive experience as a founder and Chief Executive Officer of several digital companies, including DBH

OTHER POSITIONS/RECOGNITIONS
■
Member of the boards (or equivalent governing body) of Andean Telecom Partners, ExteNet Systems, Vantage Data Centers, Vertical Bridge, GD Towers and Zayo Group

■
Assistant Commercial Attaché in Madrid for the U.S. Department of Commerce’s Foreign Commercial Service Department in 1990

■
Presidential Intern in the White House for the George H.W. Bush administration with the Office of Special Activities and Initiatives for the Honorable Stephen M. Studdert in 1989

■
Board Member of the Wireless Infrastructure Association from 2008 to 2017 and served as Chairman from 2009 to 2011

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Member of Nareit 2022 Advisory Board of Governors, Member of the Young Presidents’ Organization, the Broadband Deployment Advisory Committee of the Federal Communications Commission, and currently serves on the board of the Aspen Valley Ski Club

EDUCATION
■
Bachelor of Science, Wharton School of Business

DIGITALBRIDGE 2024 PROXY STATEMENT | 13

PROPOSAL NO. 1: ELECTION OF DIRECTORS
GREGORY J. MCCRAY	Independent Director since 2021
Chief Executive Officer of FDH Infrastructure Services AGE 61 COMMITTEE MEMBERSHIPS ■ Nominating & Corporate Governance Committee ■ Compensation Committee (Chair)
EXPERIENCE
■
Chief Executive Officer of FDH Infrastructure Services since June 2018

■
Chief Executive Officer of Access/Google Fiber in 2017

■
Chief Executive Officer of Aero Communications Inc., which provides installation, services and support to the communications industry, from 2013 to 2016

■
Chief Executive Officer of Antenova, a developer of antennas and radio frequency modules for mobile devices, from 2003 to 2012

■
Chairman and Chief Executive Officer of PipingHot Networks, which brought broadband fixed wireless access equipment to market, from 2001 to 2002

■
Senior Vice President of customer operations at Lucent Technologies from 1996 to 2000

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Extensive executive experience with 30 years of business, marketing, sales, engineering, operations, mergers and acquisitions, management and international experience in the communications technology industry

■
Experience as a current and former director at other public companies, which enables him to provide significant insight as to governance and risk-related matters

OTHER PUBLIC COMPANY BOARD EXPERIENCE
■
Belden Inc. (NYSE: BDC) (February 2022 to present; Member of the Nominating & Corporate Governance Committee and the Finance Committee)

■
ADTRAN Holdings, Inc. (NASDAQ: ADTN) (May 2017 to present; Member of the Compensation Committee and the Audit Committee)

■
Centurylink, Inc. (NYSE: CTL) (January 2005 to February 2017; Chair of the Cyber Security & Risk Committee and Member of the Compensation Committee and Nominating & Corporate Governance Committee)

OTHER POSITIONS/RECOGNITIONS
■
Board Member of FreeWave Technologies (February 2020 to present)

EDUCATION
■
Bachelor of Science, Iowa State University

■
Master of Science, Industrial & Systems Engineering, Purdue University

■
Executive Business Programs, University of Illinois, Harvard, and INSEAD

14 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
SHÁKA RASHEED	Independent Director since 2021
SVP, Strategic Banking & Wealth Management of Salesforce, Inc. AGE 52 COMMITTEE MEMBERSHIPS ■ Audit Committee ■ Nominating & Corporate Governance Committee
EXPERIENCE
■
SVP, Strategic Banking & Wealth Management at Salesforce, Inc. (NYSE: CRM) since September 2022

■
Managing Director, General Manager-Capital Markets, Microsoft Corporation, where he led the US Capital Markets division from September 2019 to September 2022

■
Head of Sales & Marketing at Bridgewater Associates from December 2016 to January 2019

■
Key sales leadership, business development, management and other senior client engagement roles at: Lazard Asset Management (as Managing Director & Head of Alternative Investments—Americas, from 2013 to 2016); and Citadel Asset Management (as Acting Head, and Director of Distribution—Americas from 2010 to 2013)

■
Various roles over 16 years at J.P. Morgan Chase & Co., with the last four years of his tenure at J.P. Morgan Asset Management, serving as Managing Director, Senior Client Advisor, overseeing business development

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Seasoned professional with over 25 years of business development, sales, strategy, leadership and management experience at premier financial services organizations and technology companies

■
Possesses fintech acumen and deep financial services industry expertise across investment banking, debt & equity capital markets, private wealth & institutional asset management across traditional assets and alternative investments (hedge funds, private equity, and real assets)

OTHER POSITIONS/RECOGNITIONS
■
Former Expert Network Member at M12, Microsoft’s venture fund (2021 to 2022)

■
Former Board Member, Chair of Finance Committee, The Robert Toigo Foundation (2008 to 2012)

■
Founding Board Member (Brooklyn)/Board Chair (AF Endeavor) at Achievement First (2005 to 2010)

■
Robert Toigo Fellow recipient (Harvard Business School)

■
At Morehouse College: Oprah Winfrey full- academic scholarship recipient, a Ford Foundation Doctoral Scholar and a Woodrow Wilson Foundation Public Policy & International Affairs Fellow, and as president of the student body and a representative on Morehouse’s Board of Trustees

EDUCATION
■
Bachelor of Arts, Morehouse College

■
Master of Business Administration, Harvard Business School

DIGITALBRIDGE 2024 PROXY STATEMENT | 15

PROPOSAL NO. 1: ELECTION OF DIRECTORS
DALE ANNE REISS	Independent Director since 2019

Former Global and Americas Director of Real Estate, Hospitality and Construction of Ernst & Young LLP
AGE 76
COMMITTEE MEMBERSHIPS
■
Audit Committee

■
Nominating & Corporate Governance Committee (Chair)

EXPERIENCE
■
Senior Managing Director of Brock Capital Group LLC since December 2009

■
Senior Partner at Ernst & Young LLP and predecessor firm from 1985 until her retirement in 2008; Global and Americas Director of Real Estate, Hospitality and Construction from 1999 to 2008. Senior consultant to Global Real Estate Center from 2008 to 2011

■
Senior Vice President and Controller at Urban Investment & Development Company from 1980 to 1985

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Extensive expertise in financial and accounting matters from her experience over an extended period at several major public accounting firms

■
Leadership experience in management and operations from her experience at major public accounting firms

■
Experience as a director of other public and private companies

OTHER PUBLIC COMPANY BOARD EXPERIENCE
■
Tutor Perini Corporation (NYSE: TPC) (May 2014 to present; Chair of Audit Committee; Nominating and Governance Committee)

■
Starwood Real Estate Income Trust, Inc. (November 2017 to present; Chair of Audit Committee)

■
iStar Inc. (NYSE: STAR) (July 2008 to May 2019; Chair of Audit Committee, Member of Nominating and Governance Committee)

■
Post Properties, Inc. (formerly NYSE: PPS) (October 2008 to May 2013; Audit Committee, Nominating and Governance Committee)

■
Care Capital Properties Inc. (formerly NYSE: CCP) (August 2015 to August 2017; Chair of Compensation Committee, Nominating and Governance Committee)

■
CYS Investments, Inc. (formerly NYSE: CYS0 (January 2015 to July 2018; Audit Committee; Nominating and Governance Committee)

OTHER POSITIONS/RECOGNITIONS
■
Certified Public Accountant

■
Governor and Former Trustee of Urban Land Institute (1998 to present)

■
Trustee of Southwest Florida Community Foundation

■
Trustee of Sanibel Police Pension Board

■
Board member of Educational Housing Services (NYC)

■
Trustee of Southwest Florida Community Foundation (a/k/a Collaboratory)

EDUCATION
■
Master of Business Administration, University of Chicago

■
Bachelor of Science, Illinois Institute of Technology

16 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
DAVID M. TOLLEY	Independent Director since 2022
Chief Executive Officer of WeWork AGE 56 COMMITTEE MEMBERSHIPS ■ Audit Committee (Chair)
EXPERIENCE
■
Chief Executive Officer of WeWork Inc., the leading global flexible workspace provider, since May 2023

■
Executive Vice President and Chief Financial Officer of Intelsat S.A. from June 2019 to March 2022, where he helped to lead a multi-billion dollar restructuring of one of the world’s largest satellite communications services providers

■
Chief Financial Officer of Network Access Associates Ltd. (“OneWeb”), a satellite services company, from 2017 to 2019

■
Senior Managing Director in the Private Equity Group at Blackstone from 2000 to 2011, where he led satellite services strategy and investing and served on the Private Equity Investment Committee

■
Vice President at Morgan Stanley in the Investment Banking Division, from 1990 to 2000, where he provided banking and advisory services to established and emerging companies in the broader communications sector

QUALIFICATIONS, ATTRIBUTES AND SKILLS
■
Deep understanding of financial and accounting matters from his experience in management at other public and private companies

■
Invaluable expertise on Board practices and corporate governance matters to DigitalBridge from service as a director of other public companies

OTHER PUBLIC COMPANY BOARD EXPERIENCE
■
WeWork Inc. (NYSE: WE) (February 2023 to present)

■
KVH Industries, Inc. (NASDAQ: KVHI) (June 2022 to present)

■
Cumulus Media (NASDAQ: CMLS) (2006 to 2017)

■
New Skies Satellites (2004 to 2006)

■
Centennial Communications (formerly NYSE: CYCL) (2001 to 2005)

OTHER POSITIONS/RECOGNITIONS
■
Board of Directors of ExteNet Systems (2016 to 2019)

EDUCATION
■
Master of Business Administration, Columbia Business School

■
Bachelor of Science in Economics and History, the University of Michigan.

DIGITALBRIDGE 2024 PROXY STATEMENT | 17

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Corporate Governance
Corporate Governance Guidelines and Codes of Ethics
We are committed to good corporate governance practices and, as such, we have adopted our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for Principal Executive Officer and Senior Financial Officers discussed below to enhance our effectiveness. These guidelines and codes are available on our website at www.digitalbridge.com under the heading “Shareholders—Corporate Governance.” You can also receive a copy of our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Code of Ethics for Principal Executive Officer and Senior Financial Officers, without charge, by writing to:
Investor Relations
DigitalBridge Group, Inc.
750 Park of Commerce Drive
Suite 210
Boca Raton, FL 33487.
Our Corporate Governance Guidelines are designed to assist our Board in monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing stockholder value over the long term. Our Corporate Governance Guidelines govern, among other things, Board member qualifications, responsibilities, restrictions and education, Board and committee function, management succession and self-evaluation. Our Code of Business Conduct and Ethics relates to the conduct of our business by our employees, officers and directors. We strive to maintain high standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. Specifically, among other things, our Code of Business Conduct and Ethics prohibits employees from providing gifts, favors or anything of value to government officials or employees or members of their families. We have also adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer and all other senior financial officers of our company. We will disclose any amendments or waivers from the Code of Ethics for Principal Executive Officer and Senior Financial Officers and Code of Business Conduct and Ethics on our website.
Director Independence
Of our 9 directors being nominated for election by our Board, our Board affirmatively determined that each of the following eight director nominees is independent under the NYSE listing standards:
■ James Keith Brown	■ Nancy A. Curtin
■ Jeannie H. Diefenderfer	■ Jon A. Fosheim
■ Gregory J. McCray	■ Sháka Rasheed
■ Dale Anne Reiss	■ David M. Tolley
In determining director independence, our Board considered whether or not each director or nominee has a direct or indirect material relationship with the Company and has otherwise complied with the requirements for independence under the applicable NYSE rules. Marc C. Ganzi is not independent, as Mr. Ganzi is our Chief Executive Officer.

18 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Board Leadership Structure
Our Board has appointed Ms. Curtin as our independent, non-executive Chairperson of the Board. As Chairperson of the Board, Ms. Curtin:
■
presides over all meetings of the Board (including executive sessions of the independent directors) and stockholders,

■
reviews and approves meeting agendas, meeting schedules and other information,

■
acts as a liaison between

(1)
the outside directors and management, including the Chief Executive Officer,

(2)
among independent directors, and

(3)
between interested third parties and the Board,

■
serves as the focal point of communication to the Board regarding management plans and initiatives,

■
ensures that the role between Board oversight and management operations is respected,

■
consults on stockholder engagement and governance matters, and

■
performs such other duties as the Board requires from time to time.

Our Chief Executive Officer, Mr. Ganzi, is responsible for working with the Board in setting the Company’s strategic direction and day-to-day leadership and performance. Mr. Ganzi has substantial experience, knowledge and relationships in the digital infrastructure and investment management industries and our Board believes that having the Chairperson role as a separate position allows Mr. Ganzi to focus on continued execution of the Company’s business plan, which will best serve the interests of the Company.
In addition, the Board believes that having an independent Chairperson:
(1)
increases the independent oversight of the Company and enhances the Board’s objective evaluation of our Chief Executive Officer,

(2)
provides our Chief Executive Officer with an experienced sounding board in the Chairperson, and

(3)
provides an independent spokesperson for the Company.

Our Compensation, Audit and Nominating and Corporate Governance Committees are currently comprised entirely of independent directors. The Board believes that having an independent Chairperson of the Board and independent Compensation, Audit and Governance Committees provides a structure for strong independent oversight of our management. Each committee chair presides over the chair’s committee meetings and reviews and approves meeting agendas, schedules and other information for the committee. We believe that the Board’s leadership structure, including its independent chair, majority of independent directors, and allocation of oversight responsibilities to appropriate committees, provides effective board- level risk oversight. If in the future the Board, after considering facts and circumstances at that time, appoints the Chief Executive Officer as Chairperson of the Board, we will promptly publicly disclose the appointment.
Under our Corporate Governance Guidelines, if the Chairperson is not an independent director, the independent members of the Board shall elect an independent director to serve as Lead Director, and the Board will develop duties and obligations for the Lead Director. We would expect any appointed Lead Director to generally assume the duties and responsibilities of our independent Chairperson described above.
Board’s Role in Risk Oversight
The Board is responsible for overseeing and monitoring our risk management processes. The Board is assisted in its oversight responsibilities by the standing Board committees, which have assigned areas of oversight responsibility for various matters as described in the Board committee charters and as provided in NYSE rules. A summary of the risk oversight responsibilities allocated to the standing committees is set

DIGITALBRIDGE 2024 PROXY STATEMENT | 19

PROPOSAL NO. 1: ELECTION OF DIRECTORS
forth below. The Board or the responsible committee considers short-term, medium-term and long-term risks in exercising their oversight responsibilities and considers the immediacy and magnitude of the potential impact of a particular risk in assessing mitigation strategies. Our Board committees meet regularly to discuss these areas of risk and report back to the Board.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
AREAS OF RISK
■
Financial

■
Operational

■
Cybersecurity/
Technology

■
Digital Continuity Plans

■
Insurance

■
Foreign Corrupt
Practices Act

■
FX Exposure/
Counterparty Risk

■
Conflicts/ Related Party Transactions

		■ Compensation Related Risks ■ Engagement and Oversight of Independent Compensation Consultant ■ Shareholder Engagement ■ HR Matters	■ Succession Planning ■ Board Refreshment ■ Onboarding ■ ESG Oversight ■ Board Education/ Regulatory Developments ■ Board Review and Evaluations
In connection with its oversight of risk to our business, our Board and its committees consider feedback from our Chief Financial Officer, Internal Auditor and other members of management concerning the Company’s operations and strategies and consider the attendant risks to our business. The Board and its committees also engage in regular discussions regarding risk management with our independent and internal auditors. The Board routinely meets with our Chief Executive Officer, President, Chief Financial Officer, Chief Legal Officer and Chief Accounting Officer, and other members of management as appropriate in the Board’s consideration of matters submitted for Board approval and risks associated with such matters.
The Board and its committees hear reports from the members of management responsible for the matters considered to enable the Board and each committee to understand and discuss risk identification and risk management. All directors have access to members of management in the event a director wishes to follow up on items discussed during the Board meeting. The Board and its committees consult with outside advisors and experts on risk matters when necessary.
For further information regarding the roles performed by each of our committees, including in connection with risk oversight, see “Proposal No. 1—Information about our Board of Directors and its Committees.”
Majority Voting Standard for Election of Directors
Our bylaws provide that, in any uncontested election of directors, a director nominee will be elected by a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present. If in any uncontested election of directors an incumbent director does not receive a majority of the votes cast by stockholders entitled to vote with respect to the election of that director, our Corporate Governance Guidelines require such director to tender his or her resignation within three days after certification of the results. To the extent that one or more directors’ resignations are accepted by the Board, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

20 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Directors Offer of Resignation Policy
Our Corporate Governance Guidelines provide that, whenever a member of our Board accepts a position with a company that is competitive to the Company’s business or violates our Code of Business Conduct and Ethics, Corporate Governance Guidelines or any other Company policy applicable to members of our Board, such Board member must offer his or her resignation to the Nominating and Corporate Governance Committee for its consideration. Such Board member is expected to act in accordance with the Nominating and Corporate Governance Committee’s recommendation in this regard.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, our Board of Directors devotes a portion of each regularly scheduled Board and committee meeting to executive sessions without management participation. In addition, our Corporate Governance Guidelines provide that if the group of non-management directors includes directors who are not independent, as defined in the NYSE’s listing standards, at least one such executive session convened per year shall include only independent directors. Our Chairperson of the Board presides and will continue to preside at these sessions.
Director Nomination Procedures
Our goal is to ensure that our Board of Directors consists of a diversified group of qualified individuals that function effectively as a group. While it is expected that qualifications and credentials for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors, our Nominating and Corporate Governance Committee charter provides that candidates for director must have the highest personal and professional integrity, a demonstrated exceptional ability and judgment and an ability to be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company and its stockholders.
In addition to the aforementioned qualifications, the Nominating and Corporate Governance Committee shall assess the nominee’s independence and may consider, among other things, the following, all in the context of an assessment of the perceived needs of the Board at that time:
■
diversity, age, background, skill and experience;

■
personal qualities, high ethical standards and characteristics, accomplishments, and reputation in the business community;

■
knowledge and contacts in the communities in which the Company conducts business and in the Company’s industry or other industries relevant to the Company’s business;

■
ability and willingness to devote sufficient time to serve on the Board and committees of the Board;

■
knowledge and expertise in various areas deemed appropriate by the Board; and

■
fit of the individual’s skills, experience, and personality with those of other directors in maintaining an effective, collegial, and responsive Board.

The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (a) Nominating and Corporate Governance Committee members, (b) other members of the Board of Directors and (c) stockholders of the Company. The Nominating and Corporate Governance Committee also has the sole authority to consult with or retain advisors or search firms as it deems necessary or appropriate in its sole discretion, including any search firm to assist in the identification of qualified director candidates.
All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been

DIGITALBRIDGE 2024 PROXY STATEMENT | 21

PROPOSAL NO. 1: ELECTION OF DIRECTORS
followed. Pursuant to our bylaws, written notice by stockholders of qualifying nominations for election to our Board at the 2024 Annual Meeting must have been received by December 9, 2023. We did not receive any such nominations and no other nominations for election to our Board may be made by stockholders at the 2024 Annual Meeting.
Communications with the Board
Our Board has established a process to receive communications from interested parties, including stockholders. Interested parties may contact the Chairperson of the Board, at the following address:
“Chairperson” c/o Secretary
DigitalBridge Group, Inc.
750 Park of Commerce Drive
Suite 210
Boca Raton, FL 33487
or by email at chairperson@digitalbridge.com.
The Chairperson of the Board will decide what action should be taken with respect to the communication, including whether such communication should be reported to the Board of Directors.
Anti-Hedging/Pledging Policy
Our insider trading policy applicable to all employees of the Company, including all of our officers and members of our Board, among others, strictly prohibits at all times:
(1)
trading in call or put options involving the Company’s securities and other derivative securities,

(2)
engagement in short sales of the Company’s securities,

(3)
holding the Company’s securities in a margin account, and

(4)
pledging the Company’s stock to secure margin or other loans, except as otherwise approved by our Board.

22 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Information about Our Board of Directors and Its Committees
During the year ended December 31, 2023, our Board met on 20 occasions. Each director attended at least 75% of the aggregate number of meetings of our Board and of all committees on which he or she served during his or her period of service.
All directors are expected to attend the annual meeting of stockholders as provided in our Corporate Governance Guidelines. All of the directors on our Board in May 2023 attended the 2023 Annual Meeting of Stockholders.
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these standing committees has adopted a committee charter, which is available on our website at www.digitalbridge.com under the heading “Shareholders—Corporate Governance” or by writing to:
Investor Relations
DigitalBridge Group, Inc.
750 Park of Commerce Drive
Suite 210
Boca Raton, FL 33487 to request a copy, without charge.
In addition, the Board had an independent transaction committee that was formed in March 2022, the term of which expired in 2023 following the completion of the DataBank recapitalization.
Each committee of our Board is composed exclusively of independent directors, as defined by the listing standards of the NYSE. Moreover, the Compensation Committee is composed exclusively of individuals referred to as “non-employee directors” in Rule 16b-3 of the Exchange Act, and “outside directors” in Section 162(m) of the Internal Revenue Code of 1986, as amended.
2023 Board Committee Rotation
In connection with our Board’s dedication to Board refreshment to support the Company’s transformation, the Nominating and Corporate Governance Committee conducted an extensive evaluation of the skills, qualifications and diversity of our director nominees for the 2024 Annual Meeting. Following this evaluation, upon the Nominating and Corporate Governance Committee’s recommendation, the Board approved the continuation of the current committee composition and chairpersons. The below chart summarizes our current Board committee memberships.

DIGITALBRIDGE 2024 PROXY STATEMENT | 23

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Name	Audit	Compensation	Nominating & Corporate Governance
James Keith Brown
Nancy A. Curtin(1)
Jeannie H. Diefenderfer
Jon A. Fosheim
Gregory J. McCray
Sháka Rasheed
Dale Anne Reiss
David M. Tolley
Committee Chair	Committee Member	Audit Committee Financial Expert

(1)
Ms. Curtin serves as our independent, non-executive Chairperson of our Board.

Audit Committee
Our Board has determined that all five members of the Audit Committee are independent and financially literate under the rules of the NYSE. In addition, our Board has determined that current Audit Committee members, Jon A. Fosheim, Dale Anne Reiss and David M. Tolley and Gregary J. McCray are “audit committee financial experts,” as that term is defined by the SEC. The Audit Committee is responsible for the oversight of, among other things, our accounting and financial reporting processes, the integrity of our consolidated financial statements and financial reporting process, our systems of disclosure controls and procedures and internal control over financial reporting, the enterprise-wide risk management policies of our operations, our compliance with financial, legal and regulatory requirements and our ethics program, the evaluation of the qualifications, independence and performance of our independent registered public accounting firm, and the performance of our internal audit function. In addition, the Audit Committee has established and maintains procedures for the receipt of complaints and submissions of concerns regarding accounting and auditing matters. The Audit Committee met five times in 2023. The Audit Committee Report is included later within this Proxy Statement.
Nominating and Corporate Governance Committee
Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent under the rules of the NYSE. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending to our Board qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders. It also implements and monitors our ESG program, our board education program and our Corporate Governance Guidelines and reviews our Corporate Governance Guidelines and other corporate policies annually. It reviews and makes recommendations on matters involving the general operation of our Board and our corporate governance and annually recommends to our Board members for each committee of our Board. In addition, the Nominating and Corporate Governance Committee annually facilitates the assessment of our Board’s performance as a whole and of the individual directors and reports thereon to our Board. The Nominating and Corporate Governance Committee met six times in 2023.

24 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Compensation Committee
Our Board has determined that all members of the Compensation Committee are independent under the rules of the NYSE. The Compensation Committee is responsible for, among other things, reviewing and approving on an annual basis corporate goals and objectives relevant to our Chief Executive Officer’s compensation and evaluating our Chief Executive Officer’s performance in light of such goals and objectives, determining compensation for our executive officers, implementing and administering our equity compensation plans, preparing and submitting a report on executive compensation for inclusion in our proxy statement and/or annual report and reviewing, evaluating and recommending to the Board, if appropriate, changes to the compensation for directors. In addition, the Compensation Committee also ensures that compensation plans are designed with an appropriate balance of risk and reward in relation to the Company’s overall business strategy and do not encourage excessive or unnecessary risk-taking behavior.
The Compensation Committee may delegate its authority to members as it deems appropriate, and any actions taken by such members must be reported to the full Compensation Committee at its next regularly scheduled meeting. The Compensation Committee has the sole authority to retain and terminate such outside legal, accounting or other advisors to the Compensation Committee as it deems necessary and advisable in its sole discretion, including compensation consultants. In selecting such advisors or consultants, the Compensation Committee considers the independence of such advisor or consultant, as determined by it in its business judgment, in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to independence of advisors and consultants. The Compensation Committee will be directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant or other advisor retained by the Compensation Committee. The Compensation Committee met 11 times in 2023. The Compensation Committee Report is included later within this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
There are no Compensation Committee interlocks or employee participation on the Compensation Committee.
Director Compensation
Determination of Compensation Awards
The Compensation Committee has responsibility for making recommendations to our Board regarding non-employee director compensation. Our goal is the creation of a reasonable and balanced Board compensation program that aligns the interests of our Board with those of our stockholders. We use a combination of cash and stock-based compensation to attract and retain highly-qualified candidates to serve on our Board. In setting director compensation, we consider:
■
the significant amount of time that directors expend in fulfilling their duties to us,

■
participation on Board committees,

■
the skill-level required by us of members of our Board, and

■
competitive pay practice data.

In 2023, the Compensation Committee engaged an independent compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), to assist in its review of competitive practice data regarding non- employee director compensation and to advise the Compensation Committee in connection with making recommendations to our Board with respect to the amount and form of such compensation. Following the Compensation Committee’s comprehensive review of competitive practice data and in consideration of advice provided by Semler Brossy, the Compensation Committee recommended to our Board, and our Board approved, the non-employee director compensation program described below for 2023.

DIGITALBRIDGE 2024 PROXY STATEMENT | 25

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Non-Employee Directors
During 2023, our non-employee directors’ fees were as follows:
Non-Employee Directors’ Fees	Annual Cash Retainers ($)	Annual Stock Award ($)
Cash Retainer	100,000
Additional cash retainer for Chairperson(1)	125,000
Additional cash retainer for Committee Chairpersons:
■ Audit Committee	25,000
■ Compensation Committee	20,000
■ Nominating & Corporate Governance Committee	20,000
Additional cash retainer for Committee Members (other than Chairperson):
■ Audit Committee	15,000
■ Compensation Committee	10,000
■ Nominating & Corporate Governance Committee	10,000
Granted promptly following annual re-election, subject to one-year vesting condition(2)		175,000

(1)
The Chairperson attends regularly scheduled committee meetings without any additional compensation for such participation at the committee meetings for which he or she is not a member, except for any per meeting fees pursuant to the policy set forth in the paragraph below.

(2)
To be granted two business days following such director’s re-election to the Board in the form of restricted shares of Class A common stock, which will vest in full on the one-year anniversary of the date of grant, subject to the director’s continued service on the Board. In addition, promptly following initial appointment or election to our Board, a pro rata portion (based on the period from such director’s initial appointment to the first anniversary of the Company’s most recent annual stockholder meeting) of the Annual Stock Award is granted, subject to vesting on the first anniversary of the Company’s most recent annual stockholder meeting.

The annual retainers are paid quarterly in arrears in cash. In addition, the Board has a per meeting fee of $2,500 for any Board meeting(s) (including meetings of the independent directors of the Board) attended once the number of Board meetings exceeds 8 for the fiscal year and $1,500 for any Audit Committee, Compensation Committee or Nominating & Corporate Governance Committee meeting(s) attended once the number of meetings of such committee exceeds 8 for the fiscal year. The additional meeting fees are payable quarterly following the end of the previous quarter. The Company also reimburses each of the directors (or pays for) their travel expenses incurred in connection with their attendance at Board and committee meetings.
In 2023, the Board met 20 times and the independent directors of the Board met 10 times, the Audit Committee met 5 times, the Compensation Committee met 11 times and the Nominating & Corporate Governance Committee met 6 times.
Non-Executive Director Deferred Compensation Program
The non-executive directors have the right to elect to receive all or a portion of their annual retainers and any additional annual retainers in the form of deferred stock units in lieu of cash or restricted stock, which units would be issued as of the applicable payment date and valued based on the closing price of the Company’s shares of Class A common stock on the business day prior to such applicable payment date. Deferred stock units are payable in shares of the Company’s Class A common stock either upon the director’s departure from the Board or in annual installments over three years following departure. All deferred

26 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
stock units are entitled to receive dividend equivalent payments, which are reinvested into additional deferred stock units. Any such additional deferred stock units will be subject to the same restrictions and conditions, including any vesting conditions, as the deferred stock units with respect to which they were credited.
Director Compensation for 2023
The following table provides information concerning the compensation of our non-employee directors for 2023:
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
J. Braxton Carter(3)	48,956	—	—	48,956
James Keith Brown	116,670	175,000	—	291,670
Nancy A. Curtin	277,500	175,000	—	452,500
Jeannie Diefenderfer	174,500	175,000	—	349,500
Jon A. Fosheim	180,627	175,000	—	355,627
Gregory J. McCray	183,373	175,000	—	358,373
Sháka Rasheed	172,500	175,000	—	347,500
Dale Anne Reiss	182,500	175,000	—	357,500
David M. Tolley(4)	176,374	175,000	—	351,374

(1)
Includes deferred stock units paid in lieu of cash to Ms. Curtin and Mr. Fosheim.

(2)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of the shares of common stock and/or deferred stock units granted to each of our non-employee directors on May 15, 2023, which was for the annual grant in connection with each director’s election or re-election to the Board on May 11, 2023. As of December 31, 2023, except for (i) 16,011 unvested shares held by each of Mses. Diefenderfer and Reiss and Messrs. Brown, McCray and Tolley, (ii) 16,041 unvested deferred stock units held by each of Ms. Curtin and Messrs. Fosheim and Rasheed and (iii) 16,030 unvested deferred stock units held by Mr. Brown, none of our directors held any unexercised option awards or unvested stock awards that had been granted as director compensation. Each of the stock awards in 2023 was issued in the form of deferred stock units, except that 100% of the stock awards granted to each of Mses. Diefenderfer and Reiss and Messrs. Brown, McCray and Tolley were in restricted shares of the Company’s Class A common stock.

(3)
Mr. Carter ceased to serve on the Board effective May 11, 2023.

(4)
Mr. Brown was elected to our Board on May 11, 2023.

Director Stock Ownership Guidelines
Our Board adopted the following minimum stock ownership guidelines for non-executive members of our Board:
Title	Guideline
Non-Executive Directors	● ● ● ●	A multiple of 4x annual director cash base retainer
Pursuant to the Non-Executive Independent Director Compensation Policy, each non-executive director is required to maintain ownership of shares of Class A common stock of the Company (which may include deferred stock units) with a value no less than four-times (4x) the annual cash base fee for his or her services. In connection with the foregoing share ownership requirement, each non-executive director shall have until the end of the five-year period commencing upon such director’s initial election to the Board to comply with the minimum share ownership requirement in order to stand for re-election. Each director is currently in compliance with these ownership requirements or is within the five-year transition period.

DIGITALBRIDGE 2024 PROXY STATEMENT | 27

EXECUTIVE
OFFICERS

The following sets forth certain information concerning our executive officers. Our executive officers, who are appointed annually by our Board of Directors, are critical to creating and executing on the Company’s strategy. As of March 18, 2024, Mr. Mayrhofer became the Company’s Chief Financial Officer and Treasurer, following the completion of the transition of duties from his predecessor, Jacky Wu.
Name	Age	Position
Marc C. Ganzi	52	Chief Executive Officer
Benjamin J. Jenkins	53	President and Chief Investment Officer
Thomas Mayrhofer	51	Chief Financial Officer and Treasurer
Geoffrey Goldschein	48	Chief Legal Officer and Secretary
Liam Stewart	46	Chief Operating Officer
See “Proposal No. 1: Election of Directors—Board of Directors” above for Mr. Ganzi’s biographical information.
BEN JENKINS
President and Chief Investment Officer
Benjamin J. Jenkins is President and Chief Investment Officer of DigitalBridge, a position he has held since March 2022. Mr. Jenkins previously served as Chief Investment Officer of the Company’s Digital IM segment and as Chairman of Digital Bridge Holdings prior to its acquisition by DigitalBridge in July 2019. Mr. Jenkins is also the Co-Founder of Digital Bridge Holdings and the former Chairman of Global Tower Partners. Prior to forming Digital Bridge Holdings in 2013, Mr. Jenkins was a Senior Managing Director and head of the Hong Kong office for The Blackstone Group. During his 12 years at Blackstone, Mr. Jenkins led over a dozen private equity investments (including Global Tower Partners) across a range of industries and geographies, including telecommunications deals in developed and emerging markets. Prior to joining Blackstone, Mr. Jenkins was an associate at Saunders, Karp and Megrue and a financial analyst at Morgan Stanley. Mr. Jenkins received a Bachelor of Arts with honors from Stanford University and an MBA with distinction from Harvard Business School.

THOMAS MAYRHOFER
Chief Financial Officer and Treasurer
Thomas Mayrhofer is Chief Financial Officer and Treasurer of DigitalBridge. Mr. Mayrhofer joined DigitalBridge in January 2024 and became DigitalBridge’s Chief Financial Officer and Treasurer on March 18, 2024. Mr. Mayrhofer previously served as Chief Financial Officer (2018-2021) and Chief Operating Officer (2019-2022) of EJF Capital, LLC. Prior to joining EJF Capital, Mr. Mayrhofer spent nearly 18 years at The Carlyle Group in a variety of financial roles across all of the firm’s products—including private equity, energy, real estate and credit. Mr. Mayrhofer concluded his tenure at The Carlyle Group as a Partner and CFO of the firm’s Private Equity business, where he led a team of more than 90 finance professionals and had oversight of approximately $100 billion of assets under management. Prior to joining Carlyle, Mr. Mayrhofer worked at Arthur Andersen LLP. Mr. Mayrhofer graduated from The College of William & Mary with a BBA in Accounting.

28 | DIGITALBRIDGE 2024 PROXY STATEMENT

EXECUTIVE OFFICERS
GEOFFREY GOLDSCHEIN
Chief Legal Officer and Secretary
Geoffrey Goldschein is Chief Legal Officer and Secretary of DigitalBridge, a position he has held since May 2023. Mr. Goldschein previously served as General Counsel of the Company’s Digital IM segment since 2018. Prior to joining DigitalBridge, Mr. Goldschein spent approximately ten years at Macquarie Infrastructure and Real Assets (MIRA), where he worked as legal counsel for many listed and unlisted infrastructure funds. Prior to MIRA, Mr. Goldschein worked in the corporate finance, mergers and acquisitions and leveraged buyout groups of several large international law firms, primarily representing private equity funds and their portfolio companies in a wide variety of domestic and international transactions. Mr. Goldschein has over 20 years of experience advising on fund formations, U.S. securities laws, portfolio company acquisitions and divestitures, and other material portfolio company matters. Mr. Goldschein received a Bachelor of Arts in Psychology, cum laude, from Tufts University. He earned a Juris Doctor from the Georgetown University Law Center, where he was a senior editor of the Georgetown Journal of International Law and served as an intern in the Satellite Division of the Federal Communications Commission.

LIAM STEWART
Chief Operating Officer
Liam Stewart is Chief Operating Officer of DigitalBridge, a position he has held since March 2022. Prior to joining DigitalBridge in September 2020 as the Chief Operating Officer of the Company’s Digital IM segment, Mr. Stewart was the Chief Financial Officer of Macquarie Infrastructure Corporation from June 2015 until September 2020. Mr. Stewart has approximately 15 years of experience in acquiring, operating and financing infrastructure assets in the U.S., Australia, and Asia. Prior to joining Macquarie Infrastructure and Real Assets in 2014, Mr. Stewart was a Senior Vice President and Management Partner at Global Tower Partners (GTP), where he had responsibility for all capital markets initiatives and led over a dozen domestic and international financings for GTP. He was also responsible for all treasury, capital markets and strategic planning, budgeting, forecasting, investor relations and reporting initiatives at GTP. Prior to joining GTP in 2009, Mr. Stewart was employed by the Macquarie Group where he had day to day responsibility for a listed Macquarie affiliate’s North American media and telecommunications investments. Mr. Stewart has an MBA from the Kellogg School of Management at Northwestern University and a Bachelor of Arts and Bachelor of Laws from the University of New South Wales. He is also admitted to practice as a solicitor in the state of New South Wales.

DIGITALBRIDGE 2024 PROXY STATEMENT | 29

PROPOSAL NO. 2:
NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A(a)(1) of the Exchange Act, we are providing stockholders with the opportunity to approve the following non-binding, advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
We are asking our stockholders to indicate their support for the resolution approving our named executive officers’ compensation as described in this Proxy Statement. This advisory vote is commonly referred to as “say-on-pay.” This vote is not limited to any specific item of compensation but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. Please see “Compensation Discussion and Analysis” in this Proxy Statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers for 2023.
The resolution approving the compensation of our named executive officers is advisory and, therefore, will not have any binding legal effect on the Company, our Board or the Compensation Committee. Our Board and the Compensation Committee value the opinions of our stockholders and intend to take the results of the vote on this proposal into account in future decisions regarding the compensation of our named executive officers.
Our Board of Directors Recommends a Vote “FOR” Approval, on a Non-binding, Advisory Basis, of Named Executive Officer Compensation.

30 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION
COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully submitted by the Compensation Committee:

James Keith Brown	Jeannie H. Diefenderfer	Jon A. Fosheim	Gregory J. McCray Chairperson

DIGITALBRIDGE 2024 PROXY STATEMENT | 31

COMPENSATION
DISCUSSION AND ANALYSIS

This Compensation Discussion & Analysis section discusses the compensation of our named executive officers (NEOs) as follows:
Name	Position
Marc C. Ganzi	Chief Executive Officer
Benjamin J. Jenkins	President and Chief Investment Officer
Jacky Wu	Executive Vice President, Chief Financial Officer and Treasurer
Geoffrey Goldschein	Chief Legal Officer and Secretary
Liam Stewart	Chief Operating Officer
This Compensation Discussion & Analysis section also discusses the compensation of Ronald Sanders, our former Chief Legal Officer, who is an NEO but was no longer employed as of December 31, 2023. For a discussion of Mr. Sanders’ 2023 compensation, see “Employment Agreements with Other Named Executive Officers—Ronald Sanders”.
Executive Compensation Program
Pay for Performance Philosophy and Program Objectives
OUR PHILOSOPHY
The primary goal of our executive compensation program is to align the interests of our executive officers with those of our stockholders and investors in the funds we manage in a way that allows us to attract and retain the best executive talent to grow our business. Our executive compensation program contains elements that are designed to strengthen the link between pay and performance and to discourage excessive risk-taking. The elements of our executive compensation program include base salaries, cash bonuses, equity awards and performance fee allocations in our managed funds and investment vehicles, which is consistent with our peers in the alternative asset management industry.
We regularly benchmark our performance and compensation against our peers, taking into consideration market capitalization and complexity as indicated by revenues and other factors, to set target levels of compensation and determine the value and level of award opportunities. We focus on creating variable pay structures, emphasizing long-term compensation directly related to our stock price, relative TSR and other strategic and financial objectives. We also encourage the direct investment of our executive officers in our

32 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
managed funds and investment vehicles, which is a requirement for our executives to receive performance fee allocations and further aligns our executive officers with the interests of stockholders and investors. See “Performance Fees.”
1	2	3	4

Annual Cash Bonus Approach	Equity and Cash Weighting	Long-Term Incentive	Performance fee Allocations
■ We utilize a formulaic approach to determining annual cash bonus awards to executive officers involving objective metrics.	■ We set incentive targets more heavily weighted towards equity over cash compensation.	■ We grant at least 50% of long-term incentive equity compensation in the form of performance-based awards.
■
We allocate a portion of performance fees to management, which may result in payments to them, from time to time, based upon the performance of investments made by our managed funds and investment vehicles.

DIGITALBRIDGE 2024 PROXY STATEMENT | 33

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PRACTICES
We believe that our executive compensation programs provide appropriate performance-based incentives to attract and retain leadership talent in the highly competitive market in which we operate, to align management and stockholder interests and to continue to drive our long-term track record of strong returns to stockholders. The following are key features of our executive compensation programs:
What We Do	What We Don’t Do

Pay for performance. The vast majority of total compensation, including payments from performance fee allocations, is tied to performance (i.e., there are minimum incentive targets, but not guaranteed minimum payments) and salaries comprise a relatively small portion of each executive’s overall compensation opportunity.

Long-term alignment with stockholders. Our equity incentive awards are subject to time-based, multi-year vesting schedules to enhance executive officer retention.

Relative TSR Performance Alignment. We align the interest of our executive officers with our long-term investors by designing our equity compensation program to provide for future multi-year, performance-based equity awards. In 2023, these awards were based on relative total stockholder return performance with target set at 55th percentile.

Absolute TSR Performance Cap. Beginning in 2020, payouts of performance-based equity awards are capped at target when absolute TSR is negative.

Emphasis on Performance-Based Awards. 50% of all long-term incentive awards granted to executive officers are performance-based (regardless of the source of such award).

Clawback Policy. We impose a clawback policy consistent with SEC requirements and NYSE listing standards.

Stock Ownership Guidelines. We follow robust stock ownership guidelines for our executives and directors.

Peer Benchmarking. We consider and benchmark peer companies in establishing executive compensation.

Independent Compensation Consultant. An independent compensation consultant is retained by the Compensation Committee.

No Tax Gross Ups. We do not provide tax gross-ups on compensation payments made in connection with a change of control.

No Guaranteed Bonuses. We do not provide guaranteed bonuses.

No Single Trigger Cash Severance. We do not provide for single trigger cash severance in connection with a change of control.

No Dividends on Unearned Performance-Based Awards. We will not pay dividends or distributions on unearned equity awards subject to performance-based vesting.

No Hedging or Pledging. We do not allow hedging or pledging of Company securities.

WE PAY FOR PERFORMANCE
Elements of Variable Pay
Variable pay, consisting of annual cash bonus, long-term incentive equity awards and, if any, performance fee allocations, constitutes the vast majority of our executive compensation. This weighting towards variable pay allows the Compensation Committee to incentivize performance in both our business operations and our stock price. To enhance pay-for-performance alignment with our stockholders, 50% of long-term incentive equity awards granted by the Company are “at-risk” performance-based stock awards, the ultimate value of

34 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
which depends on the Company’s total stockholder return relative to peer companies based on future performance. The performance fee allocation component is an element that is consistent with other alternative asset managers in recognition that the private fund investors that we serve also seek alignment with our executives, and we believe this alignment supports the continued growth of our business. See “Performance Fee Allocations.”
The following charts present the ratio of the components of compensation that are variable and at risk (annual cash bonus, long-term incentive equity awards and performance fee payments) in comparison to salary in 2023 for our Chief Executive Officer individually, and the weighted average of each component for our other current NEOs as a group:
Process for Determining Annual Compensation
We have adopted a structured pay model, which is primarily driven by formulaic-based determinations of rigorous financial and quantitative goals. This structured pay model, described further herein, was used to determine compensation for 2023 performance for our NEOs. Our Compensation Committee reviews our compensation program annually to ensure that it continues to align the incentives of our NEOs with the interests of our stockholders.
During the first quarter of each fiscal year, the Compensation Committee determines the annual cash bonuses and long-term incentive equity awards to be awarded with respect to performance during the prior year. In the first half of each year, the Compensation Committee also adopts an annual incentive plan, which establishes a formulaic approach to determining the amount of target cash bonuses to be paid for the current fiscal year and determines the amount of base salaries, target annual cash bonuses and target long-term incentive equity awards for each executive officer. The Compensation Committee engages Pay Governance, a nationally recognized independent consulting firm to review and provide independent analysis and recommendations to the Compensation Committee regarding compensation to our executive officers, our annual incentive plan, our peer group and other compensation matters based on their experience and relevant market data.
During the 2023 evaluation period, to establish a framework for executive compensation for 2023, the Compensation Committee and Pay Governance discussed each of the elements of our compensation plan, including cash bonus, long-term incentive equity awards and performance fee allocations, carefully evaluated details of equity compensation plans within the Company’s peer group and reviewed other relevant company published survey data. Pay Governance met with members of the Compensation Committee and management in separate meetings and calls regarding these matters. In addition, the Compensation Committee considered the Company’s performance and relative stockholder return, the amount of compensation payable, including annual incentive awards, to similarly situated officers within our peer group

DIGITALBRIDGE 2024 PROXY STATEMENT | 35

COMPENSATION DISCUSSION AND ANALYSIS
and prior stockholder votes on executive compensation, among other factors, prior to adopting the 2023 Annual Incentive Plan. The 2023 Annual Incentive Plan provided objective measures for evaluating cash bonus compensation of our NEOs as described herein.
PEER BENCHMARKING
Based on recommendations from our compensation consultant, we effectuated a re-balance of our peer group for 2023 to reflect the completion of our digital transformation as well as our company’s size in terms of revenue, assets, market capitalization and enterprise value.
Our peer group for 2023 consisted of the following companies:
Apollo Global Management Ares Management Blackstone Group Blue Owl Capital	Carlyle Group Cohen & Steers Federated Hermes Hamilton Lane	KKR & Co StepStone Group TPG
Based on recommendations from Pay Governance, we removed Apollo Global Management, Blackstone Group, and KKR & Co. from our peer group for 2024 due to their size and removed Federated Hermes from our peer group because we do not view them as a competitor in our industry. These changes effectuate a re-balance of our peer group after considering factors such as industry, business model relevance, size, and firms with which we compete for talent. As part of this process for 2024, we reviewed assets under management, market capitalization, and business mix, with a focus on alternative asset managers given the expectation that the Company would deconsolidate its Operating segment, which was completed in December 2023.
Our peer group for 2024 consists of the following companies:
Ares Management Blue Owl Capital	Carlyle Group Cohen & Steers Hamilton Lane	StepStone Group TPG
2023 Compensation Decisions
Based upon its review of our corporate performance and the individual performance of each NEO employed as of December 31, 2023, as discussed in this Compensation Discussion and Analysis, the Compensation Committee approved the compensation amounts outlined in the table below. This table provides a comprehensive summary of each such NEO’s total recurring direct compensation for the 2023 performance year. This perspective may be useful in reviewing key incentive compensation decisions, as this is how the Compensation Committee considers performance and pay, with incentive compensation generally reflective of prior year’s performance. It should be noted that the table below is not intended to be a substitute for the Summary Compensation Table presented in “Compensation Tables and Related Narrative,” as certain amounts in the table below are different than the amounts in the Summary Compensation Table. The most significant differences are that this table (i) reflects long-term incentive equity awards granted in March 2024 for the 2023 performance year, while the Summary Compensation Table provides the value of the equity awards for the year in which they were granted and (ii) excludes non-recurring special bonuses and non-recurring other compensation items included in the All Other Compensation column of the Summary Compensation Table.

36 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2023 TOTAL RECURRING DIRECT COMPENSATION
Executive	Salary ($)	Annual Cash Bonus ($)	Long-Term Incentive Equity Awards(1) ($)	Total Direct Compensation ($)(2)	% Change from 2022 to 2023(3)
Marc C. Ganzi	1,200,000	1,918,188	3,057,282	6,175,470	13.5%
Benjamin J. Jenkins	700,000	932,453	1,687,500	3,319,953	18.9%
Jacky Wu	650,000	1,198,868	2,112,501	3,961,368	11.6%
Geoffrey Goldschein	575,000	965,754	1,040,625	2,581,380	n/a
Liam Stewart	600,000	1,019,037	1,695,625	3,314,662	21.0%
Total	$3,725,000	$6,034,300	$9,593,533	$19,352,833	n/a

(1)
Represents the dollar amount of 2023 grants approved by the Compensation Committee in 2024.

(2)
Excludes performance fee allocation payments. See “Performance Fees” for a discussion of performance fee allocations and the variable nature of performance fee payments.

(3)
Mr. Goldschein became an executive officer of the Company in May 2023.

Stockholder Engagement & 2023 Say-on-Pay Vote
Our Board believes in listening to and communicating with stockholders. We believe stockholder insight and recommendations should be an integral part of Board discussions on many matters, including compensation. The input we receive from stockholders as part of our regular engagement efforts impacts our compensation and corporate governance policies in a meaningful way. The Board, senior management and our investor relations team maintain a robust dialogue with investors to gain their perspectives on current issues and address any questions or concerns.
At our 2023 Annual Meeting of Stockholders, a majority of our stockholders voted against the say-on-pay advisory proposal to approve the compensation paid to our NEOs and approximately 43.4% of our stockholders voted in favor of the proposal. In light of the voting results on the say-on-pay resolution, we initiated an early outreach program to augment our annual shareholder proxy outreach initiatives, contacting holders of more than 85% of our outstanding Class A common stock following the 2023 Annual Meeting of Shareholders to solicit their input on our executive compensation program. During the period from December 2023 through February 2024, Greg McCray, the Chair of our Compensation Committee, met with each of the stockholders that expressed an interest in engaging, including 5 of our top 10 (representing approximately 27% of our outstanding Class A common stock) institutional investors, as part of the Board’s efforts to better understand their feedback on our overall executive compensation program. Neither our Chief Executive Officer, nor any other named executive officer, participated in any of these meetings with stockholders. All of the feedback received was shared with the full Board of Directors.
During this process, we had constructive dialogue with stockholders regarding our executive compensation program and found that, while there were a variety of viewpoints on a range of topics, there were certain recurring themes. Among these were feedback related to the correlation between pay and performance in 2022, the impact of performance fee payments resulting from the DataBank recapitalization to the compensation reported for our Chief Executive Officer and President, the level of stock ownership of our NEOs and whether performance fees should represent a smaller or larger component of our compensation program. In addition, we received specific comments on certain features of the equity awards component of our compensation program and requests from certain stockholders for additional disclosure to explain our use of performance fee allocations as an element of compensation in our Compensation Discussion & Analysis, as described in the table below.

DIGITALBRIDGE 2024 PROXY STATEMENT | 37

COMPENSATION DISCUSSION AND ANALYSIS
What We Heard From Stockholders	How our Compensation Committee is Responding
Adjust the performance metrics used to reflect the transition in the Company’s business
Shifted to a smaller number of financial metrics in annual incentive plan that are tied to the performance of the Company’s investment management business and included a minimum average fee rate for the FEEUM Capital Raise goal

Supportive of modifications to the terms of performance-based awards to ensure that they incentivize management	Revised the terms of PSUs for awards granted in 2024 to provide for performance measurement based on three-year cumulative DE per share with a relative TSR modifier component
Enhance disclosure of performance fee allocations	Presented enhanced disclosure in this Proxy Statement regarding performance fee allocations
We strongly considered the feedback received from stockholders on our executive compensation program in implementing our executive compensation program for 2024. Our Compensation Committee deeply values the continued interest of and feedback from our stockholders on our executive compensation program and is committed to maintaining an active dialogue to find ways to continue to improve the Company’s executive compensation program and to ensure these perspectives are thoughtfully taken into account. The Company’s annual stockholder outreach campaign, led by Mr. McCray in 2024, will continue this dialogue.
SEC rules require the vote on the frequency of stockholder votes on executive compensation to be held at least once every six years. In light of the Board’s recommendation and the voting results with respect to the frequency of stockholder votes on executive compensation at the 2023 annual meeting of stockholders, we will continue to provide our stockholders, on an annual basis, with the opportunity to vote to approve the Company’s executive compensation program on an advisory basis until the next required vote on the frequency of stockholder votes on executive compensation. We currently expect the next stockholder vote on frequency to occur at our 2029 annual meeting.
Elements of Compensation
The key elements of our executive compensation program are (i) annual base salary, (ii) annual cash bonus, (iii) long-term incentive equity awards, (iv) performance fee allocations and (v) other benefits. The amount of the annual cash bonus is determined in accordance with an annual incentive plan established by the Compensation Committee each year. The other elements of compensation are determined by the Compensation Committee as described herein and in accordance with the contractual arrangement with our NEOs described under “Employment Agreements.”
2023 ANNUAL INCENTIVE PLAN OVERVIEW
In May 2023, the Compensation Committee established the 2023 Annual Incentive Plan and approved target cash bonuses for our then-current NEOs. The 2023 Annual Incentive Plan provided a 75% weighting across three financial metrics and a 25% weighting for the Company’s objectives related to deconsolidation of the Operating segment:
■
FEEUM Capital Raise (25%)

■
Run-rate Earnings (pre-tax, excluding Operating and performance fees) (25%)

■
Run-rate FRE (25%)

■
DataBank and Vantage SDC Deconsolidations (25%)

For 2023, the objective financial metric performance hurdles that our NEOs were required to achieve were established in connection with the Company’s budgeted operations for 2023. The 2023 Annual Incentive Plan also provided that the FEEUM Capital Raise would only include new FEEUM with an average management

38 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
fee rate of 0.84% to ensure a focus on increasing the Company’s fee revenues. The Compensation Committee believes that the corporate financial metric targets established in the 2023 Annual Incentive Plan were robust and rigorous targets at the time they were established. The deconsolidation objectives were determined by the Board to be important strategic priorities for management to complete the Company’s business transformation and present investors with a simplified, asset-light financial profile.
In February 2024, the Compensation Committee determined the performance and payout levels that were achieved for our annual cash bonuses for 2023 based on available financial results for the corporate financial metrics component and the completion of the deconsolidation of DataBank and Vantage SDC. The following summarizes the performance and payout decisions made by the Compensation Committee for each of the performance goals established in the 2023 Annual Incentive Plan:
Performance Goal	Minimum (50% payout)	Target (100% payout)	Maximum (200% payout)	Actual	Weight	NEO Payout Percentage of Target(1)
	($ in million)
FEEUM Capital Raise(2)	6,500	8,300	11,800	6,853.4	25%	0%
Run-rate Earnings	11	28	78	71.0	25%	186%
Run-rate FRE	155	165	205	183.9	25%	147%
DataBank and Vantage Deconsolidation	1 Deconsol	2 Deconsol	Deconsol of both at Book Value or Greater	Deconsol of both (greater than Book Value)	200%	25%
Total					100%	133%

(1)
Payout range under the 2023 Annual Incentive Plan was established at 0-200% for each of our NEOs, with linear interpolation for performance between the minimum and maximum ranges set forth above. No payout below minimum threshold for each goal.

(2)
FEEUM Capital Raise goal was not achieved because the average management fee rate of the $6.8 billion raised fell short of the 0.84% minimum established by the Compensation Committee by four basis points.

Based on achievement levels of the performance goals and related payout percentages set forth above, weighted in accordance with the terms of the 2023 Annual Incentive Plan, annual cash bonuses pursuant to the 2023 Annual Incentive Plan were determined by a 133% payout percentage of the target opportunity for each of our then-current NEOs.
ANNUAL BASE SALARY
Base salaries are designed to compensate our executive officers at a fixed level of compensation that is market competitive and commensurate with each executive’s skills, experience and contributions. In determining base salaries, our Compensation Committee considers a number of factors, including each executive officer’s role and responsibilities, qualifications and experience, past performance, unique skills, future potential with our Company, compensation paid for similar positions within our peer group (including other comparable companies, as applicable) and internal pay equity.
The table below sets forth the base salaries of our NEOs (excluding Mr. Sanders) for the 2022 and 2023 years:
	Base Salary		Percentage Change (from 2022 to 2023)
Named Executive Officer	2022 ($)	2023 ($)
Marc C. Ganzi	1,200,000	1,200,000	0%
Benjamin J. Jenkins	700,000	700,000	0%
Jacky Wu	650,000	650,000	0%
Geoffrey Goldschein	n/a	575,000	n/a
Liam Stewart	600,000	600,000	0%

DIGITALBRIDGE 2024 PROXY STATEMENT | 39

COMPENSATION DISCUSSION AND ANALYSIS
ANNUAL CASH BONUS
The annual bonus payment is designed to incentivize our executive officers at a variable level of compensation based on performance. The Compensation Committee determines the annual cash bonus in accordance with the pre-established terms set forth in the Annual Incentive Plan, as described above.
The table below sets forth the annual cash bonuses of our NEOs (excluding Mr. Sanders) for the 2022 and 2023 years:
	Annual Cash Bonus		Change (from 2022 to 2023)
Named Executive Officer	2022 ($)	2023 ($)
Marc C. Ganzi	1,697,189	1,918,188	13.0%
Benjamin J. Jenkins	492,888	932,453	89.2%
Jacky Wu	900,000	1,198,868	33.2%
Geoffrey Goldschein	n/a	965,754	n/a
Liam Stewart	538,657	1,019,037	89.2%
LONG-TERM INCENTIVE EQUITY AWARDS
The Compensation Committee approved the following long-term incentive equity award grants to our NEOs (excluding Mr. Sanders) for 2023. The actual number of shares or restricted stock units, as applicable, granted pursuant to each type of award was based on the dollar amount of the award divided by the closing price of our Class A common stock on the third trading day following the release of the Company’s earnings for the year ended December 31, 2022.
Name	DBRG Time- Based Award ($)	DBRG Performance- Based Award ($)	DBRG Total Long- Term Incentive Equity Award ($)	% of DBRG Total Long-Term Incentive Equity Award
				Time- Based	Performance- Based
Marc C. Ganzi	1,272,892	1,272,892	2,545,783	50%	50%
Benjamin J. Jenkins	800,000	800,000	1,600,000	50%	50%
Jacky Wu	1,000,000	1,000,000	2,000,000	50%	50%
Geoffrey Goldschein(1)	569,644	—	569,644	100%	—
Liam Stewart	800,000	800,000	1,600,000	50%	50%

(1)
Mr. Goldschein became an executive officer on May 11, 2023, which was after the date we issued awards for 2023 performance. We do not issue performance-based restricted stock units to employees other than our NEOs, so at the time of grants, Mr. Goldschein received only time-based restricted Class A common stock.

Each 2023 time-based award was issued in shares of our restricted Class A common stock and vests annually over a three-year period, subject to continued employment. Each 2023 performance-based award was issued in restricted stock units and has a three-year performance period (March 15, 2023 to March 14, 2026) with payout opportunity ranging from zero to 200% of the target value, depending on the relative total stockholder return performance of our company as compared to our peer group for 2023. In addition, payouts on the 2023 performance-based awards are capped at 100% of target when absolute TSR is negative over the three-year performance period. Recipients of the 2023 performance-based award will not be entitled to receive dividends or dividend equivalents before performance-based vesting has occurred.

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COMPENSATION DISCUSSION AND ANALYSIS
The following table provides the scale which will be used to determine the payout percentage (if any) upon completion of the three-year performance cycle for such awards:
Relative TSR Percentile for the Performance Cycle	% of Target Restricted Stock Units Vested
Less than 25th percentile	0%
At or greater than 25th percentile, but less than 30th percentile	50%
At or greater than 30th percentile, but less than 40th percentile	60%
At or greater than 40th percentile, but less than 50th percentile	80%
At or greater than 50th percentile, but less than 55th percentile	90%
At or greater than 55th percentile, but less than 60th percentile	100%(1)
At or greater than 60th percentile, but less than 70th percentile	120%
At or greater than 70th percentile, but less than 80th percentile	140%
At or greater than 80th percentile, but less than 90th percentile	160%
At or greater than 90th percentile, but less than 100th percentile	180%
At 100th percentile	200%

(1)
Represents the maximum if absolute TSR is negative.

2021 PSU awards
The performance-based awards for 2021 were issued in restricted stock units and had a three-year performance period (March 15, 2021 to March 14, 2024) with payout opportunity ranging from zero to 200% of the target value, depending on the relative TSR of the Company as compared to the Company’s peer group for 2021. Based on our TSR during the performance period relative to the peer group, the performance-based awards for 2021 were forfeited.
PERFORMANCE FEES
Performance fees consist of carried interest and incentive fees:
■
Carried interest represents a disproportionate allocation of returns to us as general partner based upon the extent to which cumulative performance of a sponsored fund exceeds minimum return hurdles. Carried interest generally arises when appreciation in value of the underlying investments of the fund exceeds the minimum return hurdles, after factoring in a return of invested capital and a return of certain costs of the fund pursuant to terms of the governing documents of the fund. Realization of carried interest occurs upon disposition of all underlying investments of the fund, or in part with each disposition (typically subject to clawback mechanisms).

■
Incentive fees are fees we receive from sub-advisory accounts in our Liquid Strategies.

Consistent with the practice of our peers in the alternative asset management industry, a portion of the performance fees earned by the Company is allocated to senior management, investment professionals and certain other employees of the Company. As we cannot predict the timing and amount of future payments in respect of performance fee allocations, we do not solely use performance fee allocations to compensate our executive officers and instead have maintained a traditional corporate compensation structure (i.e., base salary, annual cash bonus and long-term incentive equity awards).
Performance fee payments are paid by our third-party investors and, as a result, such performance fee payments to our management team do not impact our general and administrative expense on a net basis. Amounts paid to our NEOs in respect of performance fee allocations are disclosed in the “All Other Compensation” column in the Summary Compensation Table.

DIGITALBRIDGE 2024 PROXY STATEMENT | 41

COMPENSATION DISCUSSION AND ANALYSIS
Performance Fee Allocations
The Compensation Committee determines the portion of incentives fees that are to be allocated to employees by the Company on a fund-by-fund basis and considers the advice of the Compensation Committee’s independent compensation consultant and the practices of the Company’s peers in making such determinations. The portion of carried interest from the Company’s most recently launched funds and investment vehicles that has been allocated to employees has been 60-65%. In addition, the Compensation Committee reviews and approves each performance fee allocation to an executive officer, and any contractual agreements for the Company to provide performance fee allocations to an executive officer (see “Employment Agreements”).
Awarding performance fees to our executive officers and other key employees as a component of their overall compensation is a significant means of compensating and motivating them and we believe that it is necessary to attract and retain top talent in our industry. In addition, we use performance fee allocations as a component of compensation to create alignment between our executive officers and investors in our managed funds, and we believe that this alignment has been part of the reason for our success in growing our investment management business.
Performance Fee Payments and Clawbacks
Payments in respect of performance fee allocations are not made unless a specified performance return hurdle for an investment is achieved in accordance with the terms set out in the agreement governing the fund or investment vehicle, which incentivizes us to obtain the best possible results for investors in our managed funds. As these hurdles are negotiated with third-party investors who have an interest to set the hurdles as high as possible, we believe the hurdles established are rigorous. In general, hurdle rates for performance fee allocations are met when our third-party investors receive 6-9% annualized returns, and it is only after such hurdles are achieved that we are entitled to receive 10-20% of profits. When the hurdle rates are achieved and performance fees are realized, both the Company and the employees who have received performance fee allocations benefit from the payments of such performance fees in proportion to the allocations previously approved by the Board (or committee thereof). For our investment funds that pay performance fees, those performance fees are only paid to the firm and employees of the firm to the extent an applicable fund’s portfolio of investments has profitably appreciated in value (in most cases above a specified level) during the applicable period. Moreover, if a carry fund fails to achieve specified investment returns due to diminished performance of later investments, we are entitled to “clawback” carried interest payments previously made to an employee for the benefit of the limited partner investors in that fund, and we escrow a portion of all carried interest payments made to employees to help fund their potential future “clawback” obligations, all of which further discourages excessive risk-taking by our employees. The amount held back in escrow is included in the compensation reported in the Summary Compensation Table.
Payments to our NEOs from performance fee allocations are not predictable, and we anticipate that such payments will continue to be a highly variable element of executive compensation that will be significant over the long term as our managed funds mature and we exit investments that generate profits for the Company and our investors. The timing of performance fee payments may be impacted by a variety of factors including the maturity of our managed funds and vehicles, the demand for infrastructure and digital infrastructure assets, general economic conditions and other risks and factors that are described in our public filings.
Employee Commitments
Our executive officers and other employees who receive performance fee allocations are generally required to invest their own capital into the related managed fund or investment vehicle in amounts that are proportionate to the size of their participation in performance fees. The personal commitments from our Chief Executive Officer and President typically form a significant portion of the Company’s commitment to

42 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
our sponsored funds in which they receive performance fee allocations. We believe that these investments help to ensure that our employees have capital at risk in our business and reinforce the linkage between their economic interests and the success of the funds we manage and the related success of the Company. For more information regarding the amounts invested by our executive officers in our managed funds, see “Certain Relationships and Related Transactions—Investment in Managed Investment Vehicles.” In addition, the performance fee allocations awarded to our employees, including our executive officers, are generally subject to vesting over a three-to-four-year period.
OTHER BENEFITS
The Company provides a comprehensive benefits program to executives, including our NEOs, which mirrors the program offered to our other employees. These benefits include, among other things, a 401(k) plan with matching contributions from the Company equal to 100% of the first 5% of employee contributions and health and welfare benefits. Our NEOs participate on the same terms as other employees under these plans. The Company may also provide, from time to time, certain perquisites to our NEOs, including pursuant to the terms of their employment agreements (see “Employment Agreements” below), including the reimbursement to our Chief Executive Officer for the personal use of private aircraft for up to 100 hours each year. The Compensation Committee encourages our Chief Executive Officer to use private aircraft for travel to increase his safety, security, and productivity. Refer to “Compensation Tables and Related Narrative—Summary Compensation Table” below for additional information.
Compensation Risk Management
The Compensation Committee oversees all of our executive compensation policies and practices. In structuring our executive compensation program, the Compensation Committee is focused on enhancing the alignment of interest between our executive management and our stockholders. We believe that any risks arising from our policies and practices are not reasonably likely to have a material adverse effect on us, including as a result of the oversight of the Compensation Committee, our clawback policy and stock ownership guidelines discussed below.
CLAWBACK POLICY
In October 2023, the Board approved a new clawback policy that is fully compliant with SEC requirements and NYSE rules that became effective in the fourth quarter of 2023. The new clawback policy provides for the mandatory recovery from current and former officers of incentive-based compensation that was erroneously awarded during the three years preceding the date for which the Company is required to prepare an accounting restatement. Our prior clawback policy was terminated in connection with the adoption of the new policy.
STOCK OWNERSHIP GUIDELINES
Our Compensation Committee adopted minimum equity ownership guidelines for our executive officers. Pursuant to these guidelines, such executive officers are expected to own an aggregate number of shares of common stock, restricted stock units of DigitalBridge or common membership units in our Operating Company (“OP Units”) or long-term incentive units in our Operating Company (“LTIP Units”), whether vested or not, with an aggregate market value as follows:
Title	Guideline
Chief Executive Officer and President	● ● ● ● ● ●	A multiple of 6X base salary in effect from time-to-time
Chief Financial Officer	● ● ● ●	A multiple of 4X base salary in effect from time-to-time
Other Executive Officers	● ● ●	A multiple of 3X base salary in effect from time-to-time

DIGITALBRIDGE 2024 PROXY STATEMENT | 43

COMPENSATION DISCUSSION AND ANALYSIS
For purposes of determining compliance with these guidelines, equity that remains subject to performance- based vesting conditions (i.e., vesting based on the satisfaction of criteria other than, or in addition to, continued employment) is not counted. Ownership includes shares or units owned: (a) by such person directly or indirectly through a broker or other nominee holder; (b) by such person’s immediate family members sharing such person’s household; (c) by trusts for the benefit of such person or such person’s immediate family members; (d) by entities controlled by such person and/or such person’s spouse and of which a majority of the equity interests are owned by such person or such person’s immediate family members; or (e) in such person’s 401(k) plan, individual retirement account or employee stock purchase or deferred compensation plan.
Compliance with these guidelines is measured as of the end of each fiscal year and, for any executive officer who did not hold such position as of the date these guidelines were adopted, compliance will first be measured as of the end of the fifth full fiscal year following the year in which such officer was initially appointed to such position. All of our NEOs were in compliance with the policy as of December 31, 2023, or are on track to be by the first applicable measurement date.
Compensation Tables and Related Narrative
Summary Compensation Table
The following table shows the compensation for each of our NEOs in accordance with Item 402(c) of Regulation S-K.
Name	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Marc C. Ganzi Chief Executive Officer and President	2023	1,200,000	500,000(2)	2,597,650	1,918,188	1,566,713(3)	7,282,550
	2022	1,200,000	—	7,246,051	1,697,189	28,178,268	38,321,508
	2021	1,200,000	—	10,922,100	4,844,052	5,492,882	22,459,034
Benjamin J. Jenkins President and Chief Investment Officer	2023	700,000	—	1,632,608	932,453	357,887(3)	3,622,948
	2022	700,000	—	424,552	492,888	18,253,513	19,870,954
Jacky Wu Executive Vice President, Financial Officer and Treasurer	2023	650,000	500,000(4)	2,040,760	1,198,868	119,881(3)	4,509,509
	2022	650,000	266,000	1,545,578	634,000	567,361	3,662,939
	2021	600,000	—	4,190,479	1,206,889	254,095	6,251,463
Geoffrey Goldschein Chief Legal Officer and Secretary	2023	566,266	—	539,934	965,754	42,782(3)	2,114,737
Liam Stewart Chief Operating Officer	2023	600,000	—	1,632,608	1,019,037	135,721(3)	3,387,366
	2022	600,000	—	1,132,136	538,657	1,019,946	3,290,739
Ronald Sanders Former Chief Legal Officer and Secretary	2023	229,581	—	2,366,448	—	4,134,007(3)	6,730,036
	2022	475,000	—	1,746,474	1,003,380	536,626	3,761,480
	2021	475,000	—	1,966,564	1,910,908	26,677	4,379,149

(1)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of awards that were granted to our NEOs. The awards in this column include grants of (i) restricted shares of Class A common stock, which vest in three annual installments following the date of grant, subject generally to the executive’s continued employment with us or any of our subsidiaries through the applicable vesting dates; and (ii) restricted stock units which remain subject to the achievement of cumulative performance goals for a three-year period following the grant date (see “Compensation

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COMPENSATION DISCUSSION AND ANALYSIS
Discussion and Analysis-Elements of Compensation—Long-Term Incentive Equity Awards” for a discussion regarding the performance goals for these awards) and are generally subject to time-based conditions that vest ratably over the three-year period. The fair value of the restricted shares of our Class A common stock was determined based on our stock price on the grant date. A discussion of the assumptions used in calculating the grant date fair value of the restricted stock units is set forth in Note 13 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. As required by SEC rules, the amounts shown in the Summary Compensation Table for the restricted stock units that are subject to performance conditions are based upon the probable outcome on the grant date, which is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.
If we assumed achievement of the highest level of the performance goals and vesting for the restricted stock units would be achieved at the grant date, the value of the awards at the grant date would have been as follows:
(A)
For 2021: Marc C. Ganzi—$11,483,984; Jacky Wu—$523,677; and Ronald M. Sanders—$2,067,733.

(B)
For 2022: Marc C. Ganzi—$7,636,916; Jacky Wu—$1,576,548; and Ronald M. Sanders—$1,774,149.

(C)
For 2023: Marc C. Ganzi—$2,782,307; Ben Jenkins—$1,748,664; Jacky Wu—$2,185,830; Liam Stewart—$1,748,664; and Ronald M. Sanders—$1,844,841.

See “Compensation Discussion and Analysis-Elements of Compensation—Long-Term Incentive Awards.”
(2)
Represents special bonus paid to Mr. Ganzi in April 2023 in respect of his performance during the first quarter of 2023.

(3)
Represents (i) $154,813, $12,901, $13,653, $17,844, $3,762 and $4,514 paid to Messrs. Ganzi, Jenkins, Wu, Goldschein, Stewart and Sanders respectively, in respect of performance fee allocations, (ii) $878,303 in reimbursements to Mr. Ganzi for private air travel, (iii) $480,000, $330,000, $60,000 and $60,000 paid to Messrs. Ganzi, Jenkins, Wu and Stewart, respectively, in respect of the performance-based management incentive equity plan for the joint venture between the Company and Wafra (the “MIP”) prior to the termination of the MIP by the Board on March 27, 2023, (iv) $13,492, $2,575, $6,091, $1,632, $4,264 and $17,038 in cash dividends on unvested stock paid to Messrs. Ganzi, Jenkins, Wu, Goldschein, Stewart and Sanders, respectively, (v) $4,073,939 paid to Mr. Sanders pursuant to the expiration of his employment agreement pursuant to its terms and (vi) matching contributions in connection with the Company’s 401(k) plan, the standard Company-paid portion of premiums toward the cost of health coverage under our group health insurance plan and premiums toward the cost of our standard life insurance coverage. Amounts with respect to performance fee allocations (which could be used to fund potential future clawback obligations if any were to arise) and the MIP include amounts retained and allocated for distribution to the respective NEO, but not yet distributed to the NEO as of December 31, 2023.

(4)
Represents $500,000 paid to Mr. Wu in connection with his execution of a new employment agreement extending his service beyond December 31, 2023.

DIGITALBRIDGE 2024 PROXY STATEMENT | 45

COMPENSATION DISCUSSION AND ANALYSIS
2023 Grants of Plan-Based Awards Table
The following table provides information about awards granted in 2023 to each of our NEOs. There were no option awards in 2023.
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value ($)
Name	Approval Date	Grant Date	Threshold ($)	Target(1) ($)	Maximum ($)	Threshold (#)	Target(2) (#)	Maximum(2) (#)
Marc C. Ganzi	2/28/2023	3/15/2023	—	—	—	—	—	—	103,740	1,206,496
	2/28/2023	3/15/2023	—	—	—	51,870	103,740	207,480	—	1,391,153
	5/20/2023	5/20/2023	—	1,440,000	2,880,000	—	—	—	—	—
Benjamin J. Jenkins	2/28/2023	3/15/2023	—	—	—	—	—	—	65,200	758,276
	2/28/2023	3/15/2023	—	—	—	32,600	65,200	130,400	—	874,332
	5/20/2023	5/20/2023	—	700,000	1,400,000	—	—	—	—	—
Jacky Wu	2/28/2023	3/15/2023	—	—	—	—	—	—	81,500	947,845
	2/28/2023	3/15/2023	—	—	—	40,750	81,500	163,000	—	1,092,915
	5/20/2023	5/20/2023	—	900,000	1,800,000	—	—	—	—	—
Geoffrey Goldschein	2/28/2023	3/15/2023	—	—	—	—	—	—	46,426	539,934
	2/28/2023	3/15/2023	—	—	—	—	—	—	—	—
	5/20/2023	5/20/2023	—	725,000	1,450,000	—	—	—	—	—
Liam Stewart	2/28/2023	3/15/2023	—	—	—	—	—	—	65,200	758,276
	2/28/2023	3/15/2023	—	—	—	32,600	65,200	130,400	—	874,332
	5/20/2023	5/20/2023	—	765,000	1,530,000	—	—	—	—	—
Ronald M. Sanders	2/28/2023	3/15/2023	—	—	—	—	—	—	68,786	799,981
	2/28/2023	3/15/2023	—	—	—	34,393	68,786	137,572	—	922,420

(1)
Represents the target cash bonuses approved by the Compensation Committee on May 20, 2023 under the 2023 Annual Incentive Plan for our NEOs. For information about the cash bonus amounts actually earned by each of our NEOs, please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. Amounts are considered earned in fiscal year 2023, although they were not paid until 2024. For additional information about the 2023 Annual Incentive Plan, see “Compensation Discussion and Analysis-Elements of Compensation-Annual Cash Bonus.”

(2)
Represents awards of restricted stock units, which are subject to vesting based on the achievement of performance goals for the three-year period ending March 14, 2026 and, other than for Messrs. Wu and Sanders as a result of their employment agreements with the Company, are generally subject to continued employment through such date. Dividends (if any) are accrued with respect to these equity awards, and are paid only if and when the restricted stock units are earned. For additional information about the 2023 performance-based awards, see “Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentive Equity Awards.” Other than with respect to Mr. Goldschein, represents 50% of the long-term incentive equity award for 2023 granted by the Company to our NEOs.

(3)
Represents awards of restricted shares of our Class A common stock, which are subject to time-based vesting in three equal annual installments beginning on March 15, 2024 and, other than for Messrs. Wu and Sanders as a result of their employment agreements with the Company, are generally subject to continued employment. Dividends (if any) are paid currently with respect to these equity awards prior to vesting, including all dividends with a record date on or after March 15, 2023. Other than with respect to Mr. Goldschein, represents 50% of the long-term equity incentive award for 2023 granted by the Company to our NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS
Discussion of Summary Compensation and Grants of Plan-Based Awards Tables
The terms of the awards set forth in the 2023 Grants of Plan-Based Awards Table relating to the manner in which these awards are treated in connection with a termination of employment or change of control are described below in “Compensation Tables and Related Narrative-Potential Payments on Termination or Change of Control.”
Outstanding Equity Awards at Fiscal Year End 2023
The following table sets forth certain information with respect to outstanding equity awards as of December 31, 2023 with respect to our NEOs. No option awards were outstanding as of December 31, 2023.
	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested(1) (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)
Marc C. Ganzi	251,401	4,409,574	2,762,592	48,455,864
Benjamin J. Jenkins	78,624	1,379,065	69,819	1,224,616
Jacky Wu	131,176	2,300,827	98,819	1,733,276
Geoffrey Goldschein	51,609	905,222	1,664	29,178
Liam Stewart	94,437	1,656,425	67,676	1,187,037
Ronald M. Sanders	—	—	100,662	1,765,603

(1)
Includes the following restricted shares of Class A common stock with respect to such NEO:

	Vesting Date
Name	March 15, 2026	March 15, 2025	August 9, 2024	March 15, 2024	Total
Marc C. Ganzi	34,580	76,340	—	140,481	251,401
Benjamin J. Jenkins	21,734	26,906	—	29,984	78,624
Jacky Wu	27,168	35,787	29,509	38,712	131,176
Geoffrey Goldschein	15,476	17,512	—	18,621	51,609
Liam Stewart	21,734	35,526	—	37,177	94,437
Ronald M. Sanders	—	—	—	—	—

(2)
The value of the awards reflected in the table is based on a price per share or unit of $17.54, which was the closing price of our common stock as of December 29, 2023.

(3)
Except as described in the Footnotes to the following table, includes the following restricted stock units (representing a target amount) that are subject to vesting based on the achievement of performance goals over a three-year period and generally subject to continued employment through such date, with respect to such NEO. See “Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentive Equity Awards” for a description of the performance-based awards.

DIGITALBRIDGE 2024 PROXY STATEMENT | 47

COMPENSATION DISCUSSION AND ANALYSIS
	Performance End Date
Name	March 14, 2026	March 14, 2025	July 25, 2024	March 14, 2024	Total
Marc C. Ganzi	103,740	62,639	2,500,000	96,213	2,762,592
Benjamin J. Jenkins	65,200	—	—	4,619	69,819
Jacky Wu	81,500	12,931	—	4,388	98,819
Geoffrey Goldschein	—	—	—	1,664	1,664
Liam Stewart	65,200	—	—	2,476	67,676
Ronald M. Sanders	68,786	14,552	—	17,324	100,662

(A)
Reflects a sign-on performance-based equity award, granted to Mr. Ganzi in connection with the commencement of his employment with the Company and designation as our CEO-elect in July 2019, in the amount of 2,500,000 LTIP Units. The LTIP Units will vest if the closing price of the Company’s Class A common stock is at or above $40.00 during regular trading on the New York Stock Exchange over any 90 consecutive trading days during the five-year performance period ending on July 25, 2024.

Option Exercises and Stock Vested in 2023
The following table sets forth certain information with respect to stock awards vesting during the year ended December 31, 2023 with respect to our NEOs. No option awards were outstanding or exercised during the year ended December 31, 2023.
Name	Restricted Stock Awards		Performance-Based Equity Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Marc C. Ganzi	109,975	1,287,807	7,333	86,603
Benjamin J. Jenkins	8,251	96,619	—	—
Jacky Wu	106,844	1,330,228	—	—
Geoffrey Goldschein	3,145	36,828	—	—
Liam Stewart	48,252	754,995	—	—
Ronald M. Sanders	194,885	2,162,664	33,333	393,663

(1)
Based on the closing price of our Class A common stock on the NYSE on the date of vesting.

Potential Payments on Termination or Change of Control
TERMINATION/CHANGE OF CONTROL COMPENSATION TABLE
The following table shows the potential payments to our NEOs upon a termination of employment without cause or for good reason, upon a change of control of DigitalBridge and upon the death or disability of the executive officer based on agreements and plans in effect as of December 31, 2023.
The types of events constituting cause, good reason, disability and a change of control differed in some respects among the different arrangements providing for benefits to the NEOs; however, for consistency in presentation, our executive compensation arrangements have been grouped together based on these concepts without regard for any such differences. Our NEOs were not entitled to any payments if they were terminated for cause or resigned without good reason. In preparing the tables below, we assumed the applicable event (i.e., termination, change of control or death or disability) occurred on December 31, 2023. Market

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COMPENSATION DISCUSSION AND ANALYSIS
values of equity awards were determined by multiplying the applicable number of shares or units by $17.54, the per share closing price of our Class A common stock as of December 31, 2023.
Name	Payments/Benefits	Termination Without Cause or for Good Reason ($)	Change of Control Without Termination ($)	Change of Control With Termination ($)	Death or Disability ($)
Marc C. Ganzi	Severance Payment	9,443,454 (1)	—	9,443,454(1)	1,440,000(2)
	Equity Award Acceleration	4,409,574(3)	4,409,574	4,409,574	4,409,574(3)
Benjamin J. Jenkins	Severance Payment	3,524,821(1)	—	3,524,821(1)	700,000(2)
	Equity Award Acceleration	1,379,065(3)	—	1,379,065	1,379,065(3)
Jacky Wu	Severance Payment	6,650,000(4)	—	6,650,000(4)	4,000,000
	Equity Award Acceleration	—	—	—	4,300,827(3)
Geoffrey Goldschein	Severance Payment	3,456,804(1)	—	3,456,804(1)	725,000(2)
	Equity Award Acceleration	905,222(3)	—	905,222	905,222(3)
Liam Stewart	Severance Payment	3,578,454(1)	—	3,578,454(1)	765,000(2)
	Equity Award Acceleration	1,656,425(3)	—	1,656,425	1,656,425(3)

(1)
Pursuant to the employment agreements discussed under “Employment Agreements,” represents (i) a lump sum cash payment equal to two times (or, for Mr. Ganzi, three times) the sum of the executive’s average base salary and the target bonus in effect, (ii) lump sum payment of any unpaid bonus for 2022, if any, (iii) the lump sum pro-rata target bonus for the effective period of employment for the year ended December 31, 2023, assuming the bonus was not paid in calendar year 2023, (iv) continued medical, dental and vision benefits at active employee rates for 24 months and (v) the continuation of certain benefits for 24 months following termination, but excludes any perquisites and other personal benefits or property, if any, with an aggregate value less than $10,000. For Mr. Ganzi, also includes the continued use of his office and the services of a personal assistant, in each case, commensurate with those provided prior to the date of termination, for 18 months following termination.

(2)
Pursuant to the employment agreements discussed under “Employment Agreements,” represents (i) any unpaid bonus for 2022, if any, and (ii) the pro-rata target bonus for the effective period of employment for the year ended December 31, 2023, assuming the bonus was not paid in calendar year 2023, in either case, which is payable in lump sum by the Company upon termination of the NEO’s employment by us due to their death or disability. For purposes of the employment agreements, “disability” is defined as physical or mental incapacity that substantially prevents the NEO from performing their duties and that has continued for at least 180 consecutive days.

(3)
Pursuant to the employment agreements discussed under “Employment Agreements,” represents the value of all equity awards of the Company that would fully vest upon termination of the NEO’s employment by us without cause, by the NEO with good reason or upon death or disability. Amount excludes (i) the value of performance-based restricted stock units, which are subject to performance-based conditions over a three-year period ending March 14, 2024, March 14, 2025 and March 14, 2026, and (ii) for Mr. Ganzi, excludes the value of performance-based LTIP Units, subject to performance based conditions over a five-year period ending July 25, 2024, all as set forth in Footnote 3 to the “Outstanding Equity Awards at Fiscal Year End 2023” table above. Following the conclusion of the performance period of the performance-based restricted stock units, the NEO would be entitled to the number of units (with a potential payout percentage between 0 and 200% for the units subject to the performance period ending March 14, 2024, March 14, 2025 and March 14, 2026 that would have been earned had the NEO been an employee of the Company at such time. Following the conclusion of the performance period of the performance-based LTIP Units, Mr. Ganzi would be entitled to the number of LTIP Units (with a potential payout percentage of 0% or 100%) that would have been earned had Mr. Ganzi been an employee of the Company at such time. In addition, amounts exclude carried interests, which are subject to achievement of minimum return hurdles in accordance with the terms set out in the respective governing agreements for the Company’s managed private funds and other investment vehicles.

(4)
Mr. Wu’s Prior Agreement (as defined under “Employment Agreements—Employment Agreements with Other Named Executive Officers—Jacky Wu”) expired according to its term on December 31, 2023. Represents the ‘Expiration Date Items’ as defined in the Prior Agreement. The Prior Agreement did not provide for payments upon termination of employment for good reason.

Effective May 11, 2023, Ronald Sanders ceased to serve as an officer of the Company upon the expiration of his employment agreement. In May 2023, Mr. Sanders became entitled to receive the CLO Expiration Date

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COMPENSATION DISCUSSION AND ANALYSIS
Items (as defined under “Employment Agreements—Employment Agreements with Other Named Executive Officers—Ronald Sanders”) and received a cash payment of $4,585,377 and the Pro-Rated LTIP Award (as defined below) with a value of $605,830.
The tables above do not include payments and benefits to the extent we generally provide them on a non- discriminatory basis to salaried employees upon termination of employment, including: (i) life insurance upon death in the amount of two times the employee’s annual salary but not exceeding a total of $750,000; and (ii) disability benefits. As a result of provisions in each of our NEOs’ employment agreements, in the event that any payment or benefit to be paid or provided to such an executive set forth above would have been subject to the excise tax under Section 4999 of the Code, the payments and benefits to such executive would have been reduced to the extent necessary to avoid the imposition of such excise tax, but only if such reduction would result in a greater after-tax benefit to the executive. The amounts set forth in the table above have not been adjusted to reflect any such reduction that might be applicable.
Employment Agreements
The Company has employment agreements with Messrs. Ganzi, Jenkins, Wu, Goldschein and Stewart which set forth the terms and conditions of their roles with, and their oversight and management of the day-to-day business operations of, the Company. Below is a summary of the terms of these employment agreements.
EMPLOYMENT AGREEMENT WITH MARC C. GANZI
Mr. Ganzi’s employment agreement sets forth the terms and conditions of Mr. Ganzi’s service as our Chief Executive Officer. The agreement became effective on July 25, 2019 and has an initial term of five years following such date, subject to automatic renewals of additional successive one-year periods unless either party provides at least 180 days’ advance notice of non-renewal. The agreement provides that Mr. Ganzi will devote his full business time (other than vacation time, holidays, sick days and periods of disability) and attention to the performance of his duties to the Company, but will be permitted to engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to the Company under the agreement.
In addition, the agreement provides that Mr. Ganzi’s principal place of business during the term of the agreement will be in Boca Raton, Florida; however, if Mr. Ganzi is required to engage in travel during the term of the agreement that results in him having to perform a significant portion of his duties at a location other than Boca Raton, Florida, and Mr. Ganzi determines to relocate his principal place of residence to a city in proximity to that other location, then the Company will pay for all reasonable relocation and return expenses that he incurs on a basis which is grossed up for taxes, with such payments subject to the approval of the Board, not to be unreasonably withheld.
The agreement further provides that Mr. Ganzi will receive an annual base salary of not less than $1,060,000 and will be eligible to receive an annual cash bonus with a target amount of no less than $1,200,000, which will be based on achievement of specified performance measures as set forth in the agreement or as otherwise mutually agreed by Mr. Ganzi and the Board. In addition, Mr. Ganzi will also be eligible to receive annual grants of equity and equity-based awards with a target value initially set at $1,800,000, subject to annual review by the Board (or a committee thereof). In addition, at least 50% of such grants made by the Company will vest based on time-based vesting conditions in no more than three equal annual installments and up to 50% will vest subject to both time-based and performance-based vesting conditions over a vesting period no longer than three years. The portion of any such annual grant subject, in part, to performance-based vesting conditions will be structured to provide an additional opportunity to earn up to 200% of the target amount of such award in the event the performance thresholds established by the Board (or committee thereof) are met. The employment agreement also provides that, for the 2021 performance year, Mr. Ganzi’s annual gross compensation (i.e., base salary, cash bonus and equity and equity-based awards) shall be no less than $2,500,000. In addition, Mr. Ganzi will receive allocations in respect of carried interests in

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respect of funds managed by the Company as follows: (1) for any carried interest allocated during the term of Mr. Ganzi’s employment with respect to a successor fund to DigitalBridge Partners (formerly named Digital Colony Partners) or other fund related to digital infrastructure (the “DBP Funds”), Mr. Ganzi will be allocated 15% of the carried interest earned from such funds, and (2) for any carried interest allocated during the term of Mr. Ganzi’s employment as the Company’s Chief Executive Officer with respect to any fund or similar vehicle managed by the Company (other than the DBP Funds, the Company’s fifth distressed credit fund and any product that has completed raising capital prior to July 1, 2020), Mr. Ganzi will be allocated 10% of the carried interest earned from such funds. A product will be considered to have completed raising capital even if, after July 1, 2020, such product raises capital for follow-on investments.
Mr. Ganzi will also be eligible to participate in our benefit plans made available to our senior executive officers from time to time and to receive reimbursement for certain dues and other business expenses, each as described in the employment agreement.
The employment agreement provides that, if Mr. Ganzi’s employment is terminated by the Company without “cause” (as defined in the employment agreement and including non-renewal of the agreement by the Company) or by Mr. Ganzi for “good reason” (as defined in the employment agreement and described below), and Mr. Ganzi executes, and does not revoke, a general release of claims, he will be eligible to receive (i) a lump sum cash payment equal to three times the sum of his base salary and average annual bonus with respect to the three prior calendar years (or, if any such termination of employment occurs prior to Mr. Ganzi receiving his annual bonus in respect of calendar year 2022, then his target annual bonus that is then in effect), (ii) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (iii) a pro-rated target bonus for the year of termination, (iv) continued medical, dental and vision benefits at active employee rates for 24 months following termination, (v) the continuation of certain benefits for 24 months following termination, and (vi) full vesting of all equity and equity-based awards of the Company, carried interests and other like compensation that he holds, to the extent unvested immediately prior to the date of termination. In addition, for 18 months following the date of such termination, Mr. Ganzi will receive continued use of his office and the services of a personal assistant, in each case, commensurate with those provided prior to the date of termination.
The employment agreement also provides that if Mr. Ganzi provides notice to the Company of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, then he will receive (i) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination and (ii) a pro-rated target bonus for the year of termination.
In addition, the employment agreement provides for full vesting of all of Mr. Ganzi’s equity and equity-based awards of the Company (other than as specified in the terms of the Sign-On Award (as defined below)), carried interests and other like compensation that he holds, to the extent unvested upon a change in control (as such term is defined in the 2014 Stock Plan).
For purposes of the employment agreement, “good reason” means, in summary, (i) a material diminution in Mr. Ganzi’s duties, authority or responsibilities or a diminution in his title (including (A) modifying Mr. Ganzi’s title and (B) after July 1, 2020, failing to nominate or maintain Mr. Ganzi as a member of the Board) or causing Mr. Ganzi to no longer report to the Board, (ii) a reduction in Mr. Ganzi’s base salary, target annual cash bonus or target annual equity incentive grant as set forth in the employment agreement, (iii) a 25-mile relocation of Mr. Ganzi’s principal place of business from Boca Raton, Florida or, if Mr. Ganzi agrees in writing to establish another location as his principal place of business, such other location, or (iv) a material breach of the agreement by the Company (including, without limitation, failure to timely pay or award Mr. Ganzi’s base salary, target annual cash bonus or target annual equity incentive grant) or any other material agreement between Mr. Ganzi and the Company.
In the event of termination due to death or disability, Mr. Ganzi will receive (i) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the

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COMPENSATION DISCUSSION AND ANALYSIS
date of termination, (ii) a pro-rated target bonus for the year of termination, (iii) full vesting of all equity- based awards of the company (other than as specified in the terms of the Sign-On Award), carried interests and other like compensation that such executive holds, to the extent unvested upon such termination.
If any payments to be made to Mr. Ganzi, whether under the employment agreement or otherwise, would subject Mr. Ganzi to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. Ganzi receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.
The employment agreement, through a restrictive covenant agreement which was amended and restated on July 17, 2020, also provides that Mr. Ganzi will not, subject to certain listed exceptions for permitted and personal activities, compete with the Company, or solicit the Company’s investors or customers or employees or those of the Company’s subsidiaries during his employment with the Company and, unless his employment is terminated by the Company without cause (as defined in the agreement), by Mr. Ganzi for “good reason” (as defined in the agreement and described above), or by the Company or Mr. Ganzi following a change in control (as such term is defined in the Company’s equity incentive plan), for the two-year period following the termination of his employment with the Company. The restrictive covenant agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Ganzi and the Company to disparage the other.
In addition, in connection with entering into the employment agreement, the Company granted Mr. Ganzi a sign-on performance-based equity grant (the “Sign-On Award”) in the amount of 2,500,000 LTIP Units. The LTIP Units will vest if the closing price of shares of the Company’s Class A common stock is at or above $40.00 during regular trading on the New York Stock Exchange over any 90 consecutive trading days during the five-year period beginning on July 25, 2019. The Sign-On Award is generally conditioned on Mr. Ganzi’s continued employment until the performance-based condition is satisfied.
EMPLOYMENT AGREEMENTS WITH OTHER NAMED EXECUTIVE OFFICERS
Jacky Wu
On November 13, 2023, the Company and Jacky Wu entered into an employment agreement (the “New Employment Agreement”) that became effective January 1, 2024 (the “Effective Date”) following the expiration of the Second Amended and Restated Employment Agreement between the Company and Jacky Wu, dated as of September 27, 2022 (the “Prior Agreement”), according to its terms on December 31, 2023. The New Employment Agreement provides that Mr. Wu will continue to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer from the Effective Date through the date that Mr. Wu has completed the transition of duties and responsibilities to a successor chief financial officer of the Company and thereafter shall serve as an employee strategic advisor to the Company through June 30, 2024 (the “Expiration Date”). In addition, the New Employment Agreement provides that following Mr. Wu’s service as an employee from the Effective Date through the Expiration Date (the “Employment Term”) and subject to his execution and non-revocation of a release of claims, Mr. Wu will serve as a non-employee strategic advisor to the Company through December 31, 2024 (the “Consulting Term”), pursuant to the terms of a consulting agreement to be entered into between the Company and Mr. Wu that will require Mr. Wu to be available to provide up to 300 hours of advisory services to the Company during the Consulting Term in exchange for a monthly consulting fee of $60,000. During the Consulting Term, the Company shall also provide Mr. Wu with monthly cash payments, in an amount that, after reduction for applicable taxes, is equal to the amount of the Company’s monthly contributions under the Company’s medical, dental, and vision programs in which Mr. Wu participated under the Prior Agreement. In connection with Mr. Wu’s execution of the New Employment Agreement and extension of his services beyond the expiration of his Prior Agreement, the New Employment

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COMPENSATION DISCUSSION AND ANALYSIS
Agreement provides that Mr. Wu will be eligible to receive a $500,000 extension bonus within ten days of his execution of the New Employment Agreement (the “Extension Bonus”).
During the Employment Term, Mr. Wu will be eligible to receive a base salary of no less than $700,000. The employment agreement also provides that Mr. Wu will be eligible to receive an annual cash bonus with a target amount of $900,000, pro-rated by 50% or a lesser percentage based upon the duration of his employment (the “2024 Bonus Amount”), and an annual grant of equity-based awards with a target value of $2,000,000, which shall be pro-rated based upon the duration of Mr. Wu’s employment and period of service during the Consulting Term and will be awarded no later than January 31, 2025, subject to Mr. Wu’s execution and non-revocation of a release of claims (the “2024 LTIP”). Upon a change in control (as such term is defined in the DigitalBridge Group, Inc. 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”), the 2024 LTIP will be issued promptly following the release becoming effective.
The New Employment Agreement provides that, if Mr. Wu’s employment is terminated by reason of expiration of the employment term on the Expiration Date and he executes a release of claims, (i) Mr. Wu will be eligible to receive (x) the 2024 Bonus Amount promptly following the release effective date, and (y) the 2024 LTIP, by no later than the first regularly scheduled payroll date of the Company in 2025, and (ii) all equity or equity-based awards relating to the securities of the Company issued to Mr. Wu that are outstanding and unvested, whether subject to time-based vesting or performance-based vesting, will remain outstanding and, notwithstanding the expiration of the employment term, will continue to vest based on the then existing vesting schedule (and, in the case of performance-based awards, based on the level of actual achievement of such performance goals or metrics) (collectively, the “Expiration Date Items”). Mr. Wu’s non-compete and non-solicitation obligations will continue for one year after expiration of the Prior Agreement.
If Mr. Wu departs prior to the Expiration Date or is terminated for Cause (as defined in the New Employment Agreement), Mr. Wu will not receive the Expiration Date Items. In the event of termination due to death or disability prior to the Expiration Date, Mr. Wu will receive (i) to the extent unpaid, the Extension Bonus, (ii) to the extent not yet delivered, the expiration date items under the Prior Agreement, (iii) the 2024 Bonus Amount, (iv) the 2024 LTIP, and (v) full vesting of all equity-based awards of the Company, carried interests and other like compensation that such executive holds, to the extent unvested upon such termination.
The New Employment Agreement also includes a provision providing that if any payments to be made to Mr. Wu, whether under the agreement or otherwise, would subject the executive to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. Wu receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.
Other NEOs
These employment agreements provide for an initial term of three years for Messrs. Jenkins and Goldschein and two years for Mr. Stewart. The initial term began on March 28, 2022 for Messrs. Jenkins and Stewart and on May 11, 2023 for Mr. Goldschein, with each initial term subject to automatic renewals of additional successive one-year periods unless either party provides at least 180 days’ advance notice of non-renewal.
Each agreement requires that the executive will devote his full business time and attention to the performance of his duties to us, but will be permitted to engage in certain other outside activities so long as such activities do not unreasonably interfere with the performance of the executive’s duties to us.
The agreements provide for the payment of a specified base salary to each executive, which is equal to no less than $700,000 for Mr. Jenkins, $600,000 for Mr. Stewart and $575,000 for Mr. Goldschein. The agreements also provide that each executive will be eligible to receive an annual cash bonus with a target amount initially set at $700,000 for Mr. Jenkins, $765,000 for Mr. Stewart and $725,000 for Mr. Goldschein

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COMPENSATION DISCUSSION AND ANALYSIS
and annual grants of equity-based awards with a target value initially set at $1,600,000 for Messrs. Jenkins and Stewart and $950,000 for Mr. Goldschein, with such amounts subject to annual review by the Board (or a committee thereof).
Each executive is eligible to be granted new allocations in respect of carried interests in respect of funds managed by us as is determined by the Board (or a committee thereof) from time to time in consultation with the applicable executive. In addition, during his employment term, Mr. Jenkins is entitled to specified carried interest allocations ranging from 3.5% to 9% for DBP II and certain other funds. The executives will be eligible to participate in certain of our benefit plans made available to our senior executive officers from time to time.
The agreements provide that if the executive’s employment is terminated by us without “cause” (as defined in the agreements and including non-renewal of the employment agreements by us) or by the executive for “good reason” (as defined in the agreement and described below), and the executive executes a release of claims, such executive will be eligible to receive (i) a lump sum cash payment equal to two times the sum of base salary and average annual bonus with respect to the three prior calendar years (or in certain cases, the target bonus then in effect for such executive), (ii) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (iii) a pro-rated target bonus for the year of termination, (iv) full vesting of all equity-based awards of the company, carried interests and other like compensation that such executive holds, to the extent unvested upon such termination, and (v) for Messrs. Jenkins and Goldschein, continued medical, dental and vision benefits at active employee rates for 24 months following termination.
The agreements provide that if an executive provides notice to us of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, then such executive will receive (i) a lump sum cash payment in respect of the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, and (ii) a pro-rated target bonus for the year of termination. Upon a change in control (as such term is defined in the Company’s 2014 Stock Incentive Plan), Mr. Jenkins’ employment agreement also provides for full vesting of all of Mr. Jenkins’ equity and equity-based awards of the Company, carried interests and other like compensation that he holds, to the extent unvested.
For purposes of the agreements, “good reason” includes, in summary, (i) a material diminution in the executive’s duties, authority or responsibilities or a diminution in the executive’s title or position, (ii) a requirement that the executive report to any person other than the Company’s Chief Executive Officer, (iii) a reduction in the executive’s base salary, target annual cash bonus or target annual equity incentive grant then in effect, (iv) a 25-mile relocation of the executive’s principal place of business, or (v) a material breach of the agreement by us or a material breach of any other material agreement with the executive by us.
In the event of termination due to death or disability, the executive will receive (i) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (ii) a pro-rated target bonus for the year of termination, (iii) full vesting of all equity- based awards of the company, carried interests and other like compensation that such executive holds, to the extent unvested upon such termination.
The agreements include a provision providing that if any payments to be made to the executive, whether under the agreement or otherwise, would subject the executive to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in the executive receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.
In addition, the agreements, through a restrictive covenant agreement that is included as an exhibit to the agreements, provide that the executives will not, subject to certain exceptions, compete with us, or solicit our

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COMPENSATION DISCUSSION AND ANALYSIS
investors or customers or employees or those of our subsidiaries during their employment with us and for the one-year period (or in the case of Mr. Jenkins, the two-year period) following the termination of their employment with us unless their employment is terminated by us without cause (as defined in the agreement and including non-renewal of the employment agreement by us) or by the executive for “good reason” (as defined in the agreement and described above). The agreements contain covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of the executives and us to disparage the other.
Ronald Sanders
Mr. Sanders’ employment agreement, as amended, sets forth the terms and conditions of Mr. Sanders’ previous service as our Chief Legal Officer. The agreement became effective on December 9, 2022, and was amended effective on April 27, 2023 to extend the date on which Mr. Sanders’ employment would conclude to May 11, 2023 (the “CLO Expiration Date”).
The agreement provided for the payment of a specified base salary at an annualized rate of no less than $475,000, an annual cash bonus target of no less than $1,425,000 and an annual grant of equity-based awards with a target value of no less than $1,688,000, consistent with terms previously approved by the Compensation Committee. Pursuant to the terms of the agreement, following the CLO Expiration Date and the execution of a release of claims, Mr. Sanders became eligible to receive: (i) a cash payment equal to the product of (A) two and (B) the sum of (1) Mr. Sanders’ base salary in effect immediately prior to the CLO Expiration Date and (2) the average annual bonus paid in respect of each of the three calendar years prior to the CLO Expiration Date (provided that for these purposes Mr. Sanders’ annual bonus for 2022 shall be the greater of target and the amount actually paid to Mr. Sanders as his annual bonus in respect of the 2022 calendar year), (ii) to the extent unpaid, the annual bonus in respect of the 2022 calendar year, (iii) to the extent not issued, the issuance of the target value of annual equity-based awards (the “CLO Target LTIP Award”) in respect of the 2022 calendar year (the “2022 LTIP Award”), (iv) a lump sum cash payment equal to the product of (A) the target bonus in effect for the 2023 calendar year, and (B) a percentage equal to the portion of the year served through the CLO Expiration Date (the “Pro-Rated Percentage”), (v) issuance of LTIP Awards, subject to time-based vesting, equal to the product of (A) the CLO Target LTIP Award in effect for the 2023 and (B) the Pro-Rated Percentage (the “Pro-Rated 2023 LTIP Award”), (vi) full vesting of all fund incentives that are outstanding and unvested, (vii) full vesting of all equity or equity-based awards relating to the securities of the Company issued to Mr. Sanders that are outstanding and unvested, provided that any equity awards subject to performance-based vesting, will remain outstanding and, notwithstanding the expiration of the employment term, will continue to vest based on the level of actual achievement of such performance goals or metrics and (viii) continuation of the Company’s contributions necessary to maintain Mr. Sanders’ coverage for the 24 calendar months immediately following the end of the calendar month in which the Expiration Date occurs under the medical, dental and vision programs in which the Executive participated immediately prior to his termination of employment (and such coverage shall include the Executive’s eligible dependents) (collectively, the “CLO Expiration Date Items”).

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COMPENSATION DISCUSSION AND ANALYSIS
Equity Compensation Plan Information
The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2023.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Incentive Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders
2014 Stock Incentive Plan	7,095,931(2)	N/A	8,053,355
Pre-merger equity awards	2,510(3)	N/A	—
Total	7,098,441		8,053,355(4)

(1)
As of December 31, 2023, represents shares of the Company’s Class A common stock issuable pursuant to awards of restricted stock units, LTIP units and deferred stock units and for redemption of OP units, as noted below. Conditioned on minimum allocation to the capital accounts of the LTIP unit for federal income tax purposes, each LTIP unit could have been converted, at the election of the holder, into one OP Unit. Each of the OP Units underlying these LTIP units was redeemable at the election of the holder, at the Company’s option in its capacity as general partner of our Operating Company, for: (i) cash equal to the then fair value of one share of the Company’s Class A common stock; or (ii) one share of the Company’s Class A common stock. Deferred stock units are held by certain of our non-executive directors and are payable in shares of the Company’s Class A common stock either upon a director’s departure from our board of directors or in annual installments over three years following departure. Except as set forth in footnote (4) below, does not include securities issuable pursuant to NorthStar Realty Finance Corp’s Third Amended and Restated 2004 Omnibus Stock Incentive Plan, which our company assumed on January 10, 2017 in accordance with the merger agreement.

(2)
Includes the maximum number of shares of our Class A common stock issuable pursuant to (i) awards of 599,347 restricted stock units subject to performance-based conditions at the maximum payout of 100%, (ii) awards of 1,226,115 restricted stock units subject to performance-based conditions at the maximum payout of 200%, (iii) 3,768,411 LTIP units, of which 2,625,000 LTIP units are subject to performance-based conditions, and (iv) 227,623 deferred stock units issued to our non-executive directors pursuant to the deferred compensation program, in each case, that were outstanding as of December 31, 2023.

(3)
Represents shares of the Company’s Class A common stock issuable pursuant to outstanding OP Units originally granted by, or issued with respect to awards that were originally granted by, NorthStar Realty Finance Corp’s (“NRF”) prior to the merger among the Company, NorthStar Asset Management Group Inc. and NRF on January 10, 2017 (“Merger”), which were outstanding as a result of anti-dilution adjustments made in connection with the Merger. The issuance of shares of the Company’s Class A common stock pursuant to these awards was approved by NRF’s stockholders prior to the Merger and, as disclosed in connection with the Merger, the shares of the Company’s Class A common stock to be issued pursuant to these awards will not be issued pursuant to, and will not reduce availability under, the 2014 Stock Incentive Plan.

(4)
Pursuant to the terms of the 2014 Stock Incentive Plan, the number of shares of common stock reserved for issuance thereunder automatically increases on January 1st of each year by 2% of the outstanding number of shares of our common stock on the immediately preceding December 31st. In addition, with respect to the performance-based restricted stock units, the Company is permitted to withhold shares, in its discretion, to satisfy the grantee’s tax withholding obligations, and such shares are included in the common stock reserved for future issuance.

CEO Pay Ratio
The ratio of our Chief Executive Officer’s annual total compensation for 2023 to that of the median employee’s annual total compensation for 2023 is 28x. This ratio is based on the 2023 annual total compensation of $7,270,094 for Mr. Ganzi, as our Chief Executive Officer as of December 31, 2023 (the “Measurement Date”), as reported in the Summary Compensation Table above and the 2023 annual total compensation of $259,500 for the median employee, using the same components of compensation as used in the Summary Compensation Table for the Chief Executive Officer. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below.

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COMPENSATION DISCUSSION AND ANALYSIS
The median employee was determined using annual total compensation paid by our company during 2023 to our employees (other than our Chief Executive Officer) as of the Measurement Date, which was consistent with the methodology used for last year’s determination as of December 31, 2022. Any compensation paid to employees in foreign currencies was converted to U.S. dollars as of the Measurement Date.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and its NEO’s pay. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see “Compensation Discussion and Analysis.” The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
					Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for PEO(1) ($)		Compensation Actually Paid to PEO(2) ($)				Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income ($ millions)(7)	FEEUM Capital Raise ($ millions)(8)
Year	Marc C. Ganzi	Thomas Barrack, Jr.	Marc C. Ganzi	Thomas J. Barrack, Jr.
(a)	(b)(i)	(b)(ii)	(c)(i)	(c)(ii)	(d)	(e)	(f)	(g)	(h)	(i)
2023	7,282,550	—	10,091,279	—	4,075,207	5,059,367	97.29	139.77	45	6,853
2022	38,321,508	—	(23,388,454)	—	7,646,528	3,902,589	60.68	117.15	(570)	4,618
2021	22,459,034	—	63,324,484	—	9,614,818	14,986,393	184.51	153.75	(817)	6,810
2020	4,815,779	10,200,262	10,390,831	28,177,174	4,573,017	6,045,206	106.54	111.72	(3,790)	7,246

(1)
The dollar amounts in columns (b)(i) and (b)(ii) are the amounts of total compensation reported for each principal executive officer (“PEO”) as reported in the “Total” column of the Summary Compensation Table for each year in which they served as PEO, and we refer to Mr. Barrack as our “Prior PEO.” Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table.”

(2)
The dollar amounts in columns (c)(i) and (c)(ii) represent the amount of “compensation actually paid” to each PEO as computed in accordance with Item 402(v) of Regulation S-K for each corresponding year in which they served as PEO. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Ganzi or our Prior PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Ganzi’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2023	7,282,550	(2,597,650)	5,406,378	10,091,279
2022	38,321,508	(7,246,051)	(54,463,911)	(23,388,454)
2021	22,459,034	(10,922,100)	51,787,549	63,324,484
2020	4,815,779	(176,489)	5,751,542	10,390,831

DIGITALBRIDGE 2024 PROXY STATEMENT | 57

COMPENSATION DISCUSSION AND ANALYSIS
In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our Prior PEOs total compensation to determine the compensation actually paid in 2020:
Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2020	10,200,262	(3,565,431)	21,542,342	28,177,174

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

The amounts deducted or added in calculating the equity award adjustments for Mr. Ganzi are as follows:
Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	4,003,574	1,286,397	—	106,288	—	10,118	5,406,378
2022	1,671,856	(55,660,831)	—	(477,512)	—	2,576	(54,463,911)
2021	12,141,070	39,611,280	—	35,199	—	—	51,787,549
2020	648,535	5,097,629	—	—	—	5,378	5,751,542

58 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The amounts deducted or added in calculating the equity award adjustments for our Prior PEO in 2020 are as follows:
	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2020	13,101,786	1,239,403	5,448,922	(744,577)	—	2,496,808	21,542,342

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group excluding the PEO (the “Non-PEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Benjamin J. Jenkins, Jacky Wu, Geoffrey Goldschein, Liam Stewart and Ronald M. Sanders; (ii) for 2022, Benjamin J. Jenkins, Jacky Wu, Ronald M. Sanders and Liam Stewart; (ii) for 2021, Jacky Wu, Ronald M. Sanders, Sonia Kim and Thomas J. Barrack, Jr.; and (iii) for 2020, Jacky Wu, Ronald M. Sanders, Neale W. Redington, Mark M. Hedstrom, Darren J. Tangen and Kevin P. Traenkle.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	4,075,207	(1,642,472)	2,626,632	5,059,367
2022	7,646,528	(1,212,185)	(2,531,754)	3,902,589
2021	9,614,818	(2,623,760)	7,995,335	14,986,393
2020	4,573,017	(722,530)	2,194,719	6,045,206

DIGITALBRIDGE 2024 PROXY STATEMENT | 59

COMPENSATION DISCUSSION AND ANALYSIS
(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2023	2,088,030	158,457	271,671	105,220	—	3,253	2,626,632
2022	338,993	(2,375,753)	—	(495,810)	—	816	(2,531,754)
2021	2,296,938	3,969,682	602,441	1,126,274	—	—	7,995,335
2020	2,110,144	89,316	352,189	(404,145)	—	47,215	2,194,719

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the applicable fiscal year, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of such fiscal year by the Company’s share price at the beginning of such fiscal year.

(6)
Represents the Dow Jones U.S. Asset Managers Index peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
FEEUM Capital Raise is defined as the gross increase in FEEUM resulting from capital commitments closed during the applicable fiscal year. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that FEEUM Capital Raise is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

Financial Performance Measures
As described in greater detail in “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
■
FEEUM Capital Raise

■
Run-rate FRE

■
Run-rate Earnings

■
Relative TSR (the Company’s TSR as compared to a peer group established by the Compensation Committee)

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company

60 | DIGITALBRIDGE 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid and Net Income (Loss)

DIGITALBRIDGE 2024 PROXY STATEMENT | 61

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Actually Paid and FEEUM Capital Raise

Compensation Actually Paid vs. FEEUM Capital Raised
Compensation Actually Paid
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
Fee-earning Equity Under Management Capital Raised ($s in millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$7,246
$7,246
$6,810
$4,618
$6,853
$28,177,174
$6,045,206
$10,390,831
$6,045,206
$63,324,484
$14,986,393
$(23,388,454)
$3,902,589
$10,091,279
$5,059,367
2020 Prior PEO
2020 Current PEO
2021
2022
2023
PEO - Compensation Actually Paid
Average for Non-PEO NEOs
Fee-earning Equity Under Management Capital Raised ($s millions)

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

62 | DIGITALBRIDGE 2024 PROXY STATEMENT

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Equity Securities of the Company by Directors and Executive Officers
The following table sets forth, as of March 5, 2024, the total number and the percentage of shares of our common stock beneficially owned by:
■
each of our directors and each nominee for director;

■
each of our named executive officers; and

■
all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Common Share Equivalents(2)		Class A Common Stock(2)	Class B Common Stock
	Number of Shares Beneficially Owned	% of Common Share Equivalents	% of Class A Shares	Number of Shares Beneficially Owned	% of Class B Shares
Marc Ganzi(3)	2,810,224	1.60%	*	—	—
Benjamin J. Jenkins(3)	2,319,856	1.37%	*	—	—
Thomas Mayrhofer(3)	95,079	*	*	—	—
Geoffrey Goldschein	56,100	*	*
Liam Stewart(3)	153,815	*	*	—	—
Jacky Wu(3)	304,346	*	*
Ronald Sanders	295,413	*	*
James Keith Brown	16,030	*	*	—	—
Nancy A. Curtin(4)	100,977	*	*	—	—
Jeannie H. Diefenderfer(5)	49,355	*	*	—	—
Jon A. Fosheim(4)	92,417	*	*	—	—
Gregory J. McCray(5)	32,032	*	*	—	—
Sháka Rasheed(4)(5)	29,131	*	*	—	—
Dale Anne Reiss(5)	56,107	*	*	—	—
David M. Tolley(4)(5)	22,278	*	*	—	—
All directors and executive officers as a group (13 persons)(6)	5,917,947	3.36%	0.62%	—	—

*
Less than one percent.

(1)
The address of each of beneficial owner is c/o DigitalBridge Group, Inc., 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. “Common Share Equivalents” includes (A) 163,366,294 shares of our Class A common stock and 166,494 shares of Class B common stock, in each case where (i) the investor actually owns beneficially or

DIGITALBRIDGE 2024 PROXY STATEMENT | 63

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
of record, (ii) over which the investor has or shares direct or indirect voting or dispositive control (such as in the capacity as a general partner of an investment fund); and (iii) over which the investor has the right to acquire direct or indirect voting or dispositive control within 60 days, (B) 277,184 deferred stock units held by certain of our non-executive directors, which will be automatically settled in shares of our Class A common stock following each such director’s departure from our Board, and (C) 12,290,789 OP units and LTIP units which may be redeemed for cash or, at our option, shares of Class A common stock, subject to certain conditions, and in accordance with the limited liability company agreement of our Operating Company, in each case, as of March 5, 2024. The percentages presented in the table are based on (i) 176,051,327 common share equivalents, (ii) 163,366,294 shares of our Class A common stock and (iii) 166,494 shares of Class B common stock outstanding, in each case, as of March 5, 2024.
(3)
Includes shares of restricted Class A common stock subject to time-based vesting for Messrs. Ganzi, Jenkins, Mayrhofer, Goldschein, Stewart and Wu. Excludes restricted stock units subject to performance-based vesting.

(4)
Includes deferred stock units as follows: Mr. Brown—16,030; Ms. Curtin—95,462; Mr. Fosheim—86,561; and Mr. Rasheed—29,131.

(5)
Includes shares of restricted Class A common stock subject to time-based vesting for Messrs. Brown, McCray, Rasheed and Tolley and Mses. Diefenderfer and Reiss.

(6)
Includes our directors and executive officers as of March 18, 2024. Messrs. Sanders and Wu are not included in this group.

None of our named executive officers or directors owns any shares of our preferred stock, other than Mr. Fosheim, who beneficially owned 4,400 shares of our Series J preferred stock as of March 5, 2024.
Ownership of Equity Securities of the Company by 5% Stockholders
The following table sets forth how many shares of our Class A common stock are beneficially owned by each person known to us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Class A common stock, in each case, based solely on, and as of the date of, such person’s filing of a Schedule 13D or Schedule 13G with the SEC.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Class A Common Stock
	Number	Percentage(1)
The Vanguard Group(2)	23,018,312	14.1%
Wafra Inc.(3)	15,785,759	9.8%
BlackRock, Inc.(4)	12,066,848	7.4%

(1)
The percentages presented in the table is based on 163,366,294 shares of our Class A common stock outstanding as of March 5, 2024.

(2)
Based solely on information provided in a Schedule 13G/A filed on February 13, 2024, The Vanguard Group, Inc. has sole voting power with respect to 0 shares of our Class A common stock, sole dispositive power with respect to 22,687,046 shares of our Class A common stock, shared voting power with respect to 170,280 shares of our Class A common stock, and shared dispositive power with respect to 331,266 shares. The address of The Vanguard Group, Inc., as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based solely on information provided in a Schedule 13G/A filed on November 29, 2022, Wafra Strategic Holdings LP, WSH GP LLC, Wafra Inc. and Wafra Funds GP Inc. (the “Wafra Reporting Persons”), and The Public Institution of Social Security, a public pension plan that is indirectly owned and controlled by the government of the State of Kuwait (“PIFSS”), have sole voting and dispositive power with respect to 15,785,759 shares of our Class A common stock. The address of the Wafra Reporting Persons, as reported in the Schedule 13G/A, is 345 Park Avenue, 41st Floor New York, New York 10154-0101 and the address of PIFSS is AlMurqab, Al-Soor St, Ta’aminat Building, Kuwait City 13104 Kuwait.

(4)
Based solely on information provided in a Schedule 13G/A filed on January 26, 2024, BlackRock, Inc. has sole voting power with respect to 11,709,083 shares of our Class A common stock, sole dispositive power with respect to 12,066,848 shares of our Class A common stock, shared voting power with respect to 0 shares of our Class A common stock, and shared dispositive power with respect to 0 shares. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 50 Hudson Yards, New York, NY 10001.

64 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 3:
APPROVAL OF THE DIGITALBRIDGE GROUP, INC. 2024 OMNIBUS STOCK INCENTIVE PLAN

We are asking our stockholders to consider and to approve adoption of the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan (the “2024 Stock Incentive Plan”).
Upon recommendation of the Compensation Committee of our Board, on March 18, 2024, the Board adopted the 2024 Stock Incentive Plan, subject to and effective upon approval by the stockholders at the 2024 Annual Meeting. The Board believes that the 2024 Stock Incentive Plan is important to our continued growth and success and that approval of the 2024 Stock Incentive Plan is required for us to be able to continue to make equity awards to key persons in a size that the Board believes is necessary to accomplish our goals. The purpose of the 2024 Stock Incentive Plan is to (i) attract and retain highly qualified personnel who will be able to contribute to the success of the Company and (ii) to incentivize eligible personnel, which in both cases are linked directly to increases in stockholder value and will inure to the benefit of all stockholders of the Company. To this end, the 2024 Stock Incentive Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NSOs,” together with ISOs, “Options”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, dividend equivalent rights, cash-based awards, and other equity-based awards.
If our stockholders approve the 2024 Stock Incentive Plan, the 2024 Stock Incentive Plan will become effective on the date of the 2024 Annual Meeting, and the 2024 Stock Incentive Plan will replace the DigitalBridge Group, Inc. 2014 Omnibus Incentive Plan, which will expire on March 28, 2024, as the means by which the Company makes equity and cash awards to key persons. If approved, the number of shares of Class A common stock reserved and available for issuance under the 2024 Stock Incentive Plan would be 5,500,000 as of the effective date of the 2024 Stock Incentive Plan. For the avoidance of doubt, no further awards will be made or are permitted to be made under the 2014 Stock Incentive Plan after March 28, 2024, including from the 8,053,355 shares of Class A common stock reported as available for issuance under the 2014 Stock Incentive Plan as of December 31, 2023. As of December 31, 2023, we had no stock options or stock appreciation rights outstanding, and restricted stock, performance-based RSU, deferred RSU and LTIP unit awards issuable into 7,095,931 shares of Class A common stock. For more information see “Equity Compensation Plan Information”.
If our stockholders do not approve the 2024 Stock Incentive Plan, the 2024 Stock Incentive Plan will not become effective, and we will be unable to continue to grant equity-based awards. Our Board believes that, if the 2024 Stock Incentive Plan is not approved, our ability to align the interests of key persons with stockholders through equity-based compensation would be compromised, disrupting our compensation program and impairing our ability to recruit, retain, and reward key people, or requiring us to shift our compensation plan to include more cash compensation.
Our Board of Directors Recommends a Vote “FOR” the Approval of the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan.

DIGITALBRIDGE 2024 PROXY STATEMENT | 65

PROPOSAL NO. 3: APPROVAL OF THE DIGITALBRIDGE GROUP, INC. 2024 OMNIBUS STOCK INCENTIVE PLAN
Notable Features of the 2024 Stock Incentive Plan
As described in more detail below, the 2024 Stock Incentive Plan includes certain provisions designed to protect stockholder interests and appropriately reflect our compensation policies, including:
■
granting of Options and SARs only at a per share exercise price at least equal to the fair market value of a share of our Class A common stock on the grant date;

■
granting of Options and SARs with a ten-year maximum term;

■
no repricing of Options or SARs and no cash buyout of underwater Options and SARs without stockholder approval, except for equitable adjustments in connection with certain corporate events;

■
no liberal share recycling;

■
minimum vesting requirement of one year for all awards, except that up to 5% of the share limit may be issued or accelerated pursuant to awards that do not meet this requirement and any award may provide for accelerated vesting for death, disability or in connection with a “change in control”;

■
no “evergreen” share replenishment features or automatic “reload” awards; and

■
no liberal “change in control” definition.

Summary of the Material Terms of the 2024 Stock Incentive Plan
The following is a summary of the material terms of the 2024 Stock Incentive Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2024 Stock Incentive Plan and is qualified in its entirety by reference to the complete text of the 2024 Stock Incentive Plan, a copy of which is attached as Exhibit A to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2024 Stock Incentive Plan in their entirety.
Purpose
The 2024 Stock Incentive Plan is intended to attract and retain highly qualified service providers and to provide incentives to participants that are linked directly to increases in stockholder value and therefore will inure to the benefit of all stockholders of the Company.
Effective Date; Term
If approved by our stockholders at the 2024 Annual Meeting, the 2024 Stock Incentive Plan will become effective as of the date of the 2024 Annual Meeting (the “Effective Date”). The 2024 Stock Incentive Plan will terminate automatically on the day before the tenth (10th) anniversary of the Effective Date, April 26, 2034, unless earlier terminated by the Board or in connection with a “change in control” (as defined in the 2024 Stock Incentive Plan).
Administration
The 2024 Stock Incentive Plan generally will be administered by the Board or the compensation committee of the Board, or a similar committee, which we refer to as the “Administrator,” consisting of two or more directors of the Company. Each such director will be required to qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and for so long as our Class A common stock is listed on the New York Stock Exchange (NYSE), an “independent director” under the NYSE listing rules. The Administrator will be authorized to delegate all or some of its authority to an officer or officers of the Company for certain limited purposes permitted by the 2024 Stock Incentive Plan. The Board will retain the

66 | DIGITALBRIDGE 2024 PROXY STATEMENT

PROPOSAL NO. 3: APPROVAL OF THE DIGITALBRIDGE GROUP, INC. 2024 OMNIBUS STOCK INCENTIVE PLAN
authority under the 2024 Stock Incentive Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2024 Stock Incentive Plan. References below to the Administrator include a reference to the Board, the compensation committee of the Board, another similar committee, or any authorized officers for those periods in which such entity or individual is acting.
Except where the authority to act on such matters is specifically reserved to the Board under the 2024 Stock Incentive Plan or applicable law, the Administrator will have the full power and authority to take all actions and to make all determinations required or provided for under, or otherwise not inconsistent with, the 2024 Stock Incentive Plan, any award, and any award agreement, including the power and authority to:
■
select eligible recipients of awards under the 2024 Stock Incentive Plan;

■
grant awards and determine whether and to what extent awards are to be granted to participants;

■
determine the number of shares of our Class A common stock subject to an award, or the cash value, as applicable, to which an award relates;

■
determine the terms and conditions of each award in a manner not inconsistent with the terms of the 2024 Stock Incentive Plan;

■
prescribe the form of each award agreement evidencing an award, including the waiver, amendment or modification of any such terms and conditions;

■
adopt, alter, and repeal administrative rules, guidelines, and practices governing the 2024 Stock Incentive Plan from time-to-time as it deems advisable;

■
interpret and construe the terms and provisions of the 2024 Stock Incentive Plan and any award issued thereunder; and

■
accelerate or cause the lapse of restrictions with respect to any award; provided, however that no action shall adversely affect any outstanding award.

Types of Awards
The 2024 Stock Incentive Plan provides for the grant of Options (including ISOs and NSOs), SARs, restricted stock, RSUs (including deferred stock units), unrestricted stock, dividend equivalent rights, cash-based awards, and other equity-based awards.
An ISO is an Option that meets the requirements of Section 422 of the Code, and a NSO is an Option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of shares of Class A common stock, cash or a combination thereof, the excess of the fair market value of one share of Class A common stock on the exercise date over the exercise price of the SAR. Restricted stock means shares of Class A common stock which are granted subject to certain vesting restrictions that subject the shares of Class A common stock to a substantial risk of forfeiture, as defined in Section 83 of the Code. An RSU or deferred stock unit is an award that represents a conditional right to receive shares of Class A common stock (or the cash equivalent) in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Unrestricted shares of Class A common stock are shares of Class A common stock that are free of restrictions other than those imposed under federal or state securities law. Dividend equivalent rights are awards entitling the participant to receive cash, shares, other awards, or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Class A common stock. A cash-based award is an award entitling the participant to receive a cash-denominated payment, and an other equity-based award is an award that is valued in whole or in part by reference to, or otherwise calculated by reference to or based on, shares of Class A common stock.
Awards under the 2024 Stock Incentive Plan generally will be granted for no consideration other than past services by the participant or, if provided for in the award agreement or in a separate agreement, the participant’s promise to perform future services to the Company or one of its subsidiaries or other affiliates.

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Eligibility
All of our employees and the employees of our subsidiaries are eligible to receive awards under the 2024 Stock Incentive Plan. In addition, our directors, consultants and advisors who perform services for us and our subsidiaries are eligible to receive awards under the 2024 Stock Incentive Plan, provided that only employees are eligible to receive ISOs. As of March 1, 2024, there were five named executive officers, eight non-employee directors, 306 employees, and approximately 110 consultants and advisers of the Company and its subsidiaries who would be eligible to receive awards under the 2024 Stock Incentive Plan.
Shares Reserved for Issuance
Subject to adjustment as provided in the 2024 Stock Incentive Plan, the maximum number of shares of Class A common stock that may be issued under the 2024 Stock Incentive Plan (the “share limit”) as of the Effective Date will be equal to 5,500,000 shares. The maximum number of shares of our Class A common stock available for issuance pursuant to ISOs granted under the Plan will be the same as the number of shares of our Class A common stock reserved for issuance under the 2024 Stock Incentive Plan. The shares of Class A common stock issued under the 2024 Stock Incentive Plan may be authorized and unissued shares, shares reacquired by the Company, or a combination thereof.
Share Usage
Shares subject to an award under the 2024 Stock Incentive Plan will again become available for issuance under the 2024 Stock Incentive Plan if the award is forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Class A common stock, or otherwise terminated (other than by exercise or as otherwise set forth below). The number of shares available for issuance under the 2024 Stock Incentive Plan will not be increased by the number of shares (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of Class A common stock upon exercise of an Option; (ii) that were not issued upon the net settlement or net exercise of a share-settled SAR; (iii) purchased by the Company with proceeds from Option exercises; or (iv) held back upon settlement of an award to cover the Company’s tax withholding obligations.
Adjustments
Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock split, spin-off, combination of stock, exchange of stock, stock dividend, or other change in corporate structure affecting shares of Class A common stock, the Administrator will make appropriate equitable adjustments, including adjusting the number and kinds of shares of Class A common stock for which awards may be made under the 2024 Stock Incentive Plan (including the share limit described above), and the kind, number, and exercise or purchase price of shares subject to outstanding awards.
Fair Market Value Determination
Generally, for so long as the shares remain listed on the NYSE (or otherwise listed, quoted or traded on another stock exchange), the fair market value of a share of Class A common stock on the grant date, or on any other date for which fair market value is required to be established under the 2024 Stock Incentive Plan, will be the closing price of the shares as reported on the NYSE (or such other exchange) on such date. If there is no reported closing price on such date, the fair market value of the shares of Class A common stock will be the closing price of the shares of Class A common stock on the immediately preceding date on which any sale of shares will have been reported on the NYSE (or such other exchange). If the shares of Class A common stock cease to be listed, quoted or traded on a stock exchange, the Administrator will determine the fair market value of the shares by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.

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On March 15, 2024, the closing price of our Class A common stock as reported on the NYSE was $18.48 per share.
Minimum Vesting Requirements
Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, awards granted under the Plan will be subject to a minimum vesting restriction or performance period of not less than one year (or, in the case of awards to non-employee directors, the period from one annual meeting of shareholders to the next). But, the following awards will not be subject to the foregoing minimum vesting requirement: (i) any award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock and (ii) awards with respect to an aggregate number of shares of our Class A common stock not in excess of 5% of the share limit (the “5% Carveout”). The vesting of awards may accelerate in the event of the participant’s death or disability or in connection with the consummation of a “change in control” (whether on an automatic or discretionary basis), and such vesting will not count against the 5% Carveout.
Options
The 2024 Stock Incentive Plan authorizes the Administrator to grant ISOs and NSOs. To the extent that the aggregate fair market value of shares of our Class A common stock determined on the grant date with respect to which ISOs are exercisable for the first time during any calendar year exceeds $100,000, the excess portion of such Option will be treated as an NSO. The exercise price of each Option will be determined by the Administrator, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of our Class A common stock on the grant date. If we were to grant ISOs to any 10 percent stockholder, the per share exercise price will not be less than 110% of the fair market value of a share of our Class A common stock on the grant date.
The term of an Option cannot exceed ten years from the grant date. If we were to grant ISOs to any 10 percent stockholder, the term cannot exceed five years from the grant date. The Administrator determines at what time or times each Option may be exercised at or after the grant date. Options may be made exercisable in installments. The vesting and exercisability of Options may be accelerated by the Administrator. Awards of Options are nontransferable, except (i) for transfers by will or the laws of descent and distribution or pursuant to a domestic relations order or (ii) if authorized in the applicable award agreement, not for value, to family members pursuant to the terms and conditions of the 2024 Stock Incentive Plan.
Stock Appreciation Rights
The 2024 Stock Incentive Plan authorizes the Administrator to grant SARs. SARs provide the participant with the right to receive, upon exercise of the SARs: cash, shares of our Class A common stock, or a combination of the foregoing. The amount that the participant will receive upon exercise of a SAR generally will equal the excess of the fair market value of a share of our Class A common stock on the date of exercise over the SAR’s per share exercise price, which must be equal to or greater than 100% of the fair market value of a share of our Class A common stock on the grant date. SARs will become exercisable in accordance with terms determined by the Administrator. SARs may be granted in tandem with an Option grant or independently from an Option grant. The term of a SAR cannot exceed ten years from the grant date. Awards of SARs are nontransferable, except (i) for transfers by will or the laws of descent and distribution or pursuant to a domestic relations order or (ii) if authorized in the applicable award agreement, not for value, to family members pursuant to the terms and conditions of the 2024 Stock Incentive Plan.
Restricted Stock and Restricted Stock Units
The 2024 Stock Incentive Plan authorizes the Administrator to grant restricted stock and RSUs (including deferred stock units). Subject to the provisions of the 2024 Stock Incentive Plan, the Administrator will

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determine the terms and conditions of each award of restricted stock and RSUs, including the number of shares to be granted or to be subject to such award, the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price (if any) for the shares of our Class A common stock subject to the award. Restricted stock and RSUs may vest solely by the passage of time and/or pursuant to achievement of performance goals, and the restrictions and/or the restricted period may differ with respect to each award of restricted stock and RSUs and will be determined by the Administrator. During the period, if any, when shares of restricted stock and RSUs are non-transferable or forfeitable or prior to the satisfaction of any other restrictions prescribed by the Administrator, a participant is prohibited from selling, transferring, assigning, or otherwise encumbering or disposing of his or her shares of restricted stock or RSUs, other than by will or the laws of descent and distribution or pursuant to a domestic relations order. To the extent that an award of RSUs is subject to Section 409A of the Code, the applicable award agreement may contain additional terms and conditions as the Administrator will determine in its sole discretion in order for such award to comply with the requirements of Section 409A of the Code.
A recipient of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Administrator or the 2024 Stock Incentive Plan. Recipients of RSUs will have no voting or dividend rights or other rights associated with share ownership until the participant receives shares in connection with the settlement of such RSUs (if applicable), although the Administrator may credit dividend equivalent rights on such units.
Unrestricted Stock
The 2024 Stock Incentive Plan authorizes the Administrator to grant shares of unrestricted stock. Shares of unrestricted stock are free of any restrictions, and a recipient of shares of unrestricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends or distributions on the shares, as of the grant date.
Dividend Equivalent Rights
The 2024 Stock Incentive Plan authorizes the Administrator to grant dividend equivalent rights, which are rights entitling the participant to receive, or to receive credits for the future payment of, cash, shares of our Class A common stock, or other awards that would have been issued if the participant had held a specified number of shares of our Class A common stock underlying the right. The Administrator may grant dividend equivalent rights to a participant in connection with an award under the 2024 Stock Incentive Plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an Option or SAR. Dividend equivalent rights may be settled in cash, shares of our Class A common stock, or a combination of the foregoing, in a single installment or in multiple installments, as determined by the Administrator.
Cash-Based Awards and Other Equity-Based Awards
The 2024 Stock Incentive Plan authorizes the Administrator to grant cash-based awards and other types of equity-based awards. Cash-based awards entitle the participant to receive a cash-denominated payment. Other equity-based awards are payable in cash, shares of our Class A common stock or other equity (e.g., including without limitation, units, convertible preferred stock, membership interests in a subsidiary of the Company or operating partnership), or a combination of the foregoing, and may be restricted or unrestricted, as determined by the Administrator. The terms and conditions that apply to cash-based awards and other equity-based awards are determined by the Administrator.
Evaluation of Performance
The 2024 Stock Incentive Plan is designed to permit the Administrator to grant awards subject to conditions related to the achievement of performance goals and objectives, and the Administrator may appropriately

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adjust any evaluation of performance under a performance goal to exclude certain events that may occur during the applicable performance period, including but not limited to, any asset write-down or impairments, the effect of changes in tax law or accounting principles, reorganizations and restructuring events, acquisitions or divestitures, and/or foreign exchange gains and losses.
Forms of Payment
The exercise price for any Option or the purchase price (if any) for restricted stock or RSUs is generally payable (as determined by the Administrator in its sole discretion) (i) in cash or cash equivalents, such as a certified check or bank check, (ii) in the form of unrestricted Class A common stock already owned by the participant with an aggregate fair market value, on the date of such surrender, equal to the applicable exercise price or purchase price, (iii) to the extent permissible by applicable law and to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by the Company, (iv) with respect to Options that are not ISOs, by a “net exercise” arrangement, (v) any other form of consideration approved by the Administrator and permitted by applicable law, or (vi) any combination of the foregoing.
Change in Control
Unless the applicable award agreement provides otherwise, in connection with the consummation of a “change in control”:
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All Options and SARs that are not exercisable immediately prior to the effective time of such transaction, and all other awards with time-based vesting, conditions, or restrictions, shall become fully vested and exercisable, and all awards with performance-based conditions may become vested and non-forfeitable in connection with such transaction in the Administrator’s discretion, unless in each case, the parties to such transaction agree that such awards will be assumed or continued by the successor entity or such awards will be substituted with new awards of the successor entity or parent thereof.

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The 2024 Stock Incentive Plan and all outstanding awards granted hereunder will terminate, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.

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The Administrator has the option to: (i) make or provide for a payment (in cash, securities, other property, or a combination thereof) to the holders in exchange for the cancellation of such awards based on the number of shares of Class A common stock underlying such award multiplied by the excess of the sale price over the exercise price or purchase price (if any) or (ii) prior to the consummation of the transaction, all Options and SARs will become exercisable for a period of time prior to the consummation of the transaction. In the event certain shares of Class A common stock are exchanged for or converted into the right to receive cash, the parties may also provide that some or all outstanding awards that would otherwise not be fully vested and exercisable in full after giving effect to the transaction will be converted into the right to receive the sale price multiplied by the number of shares subject to such awards (net of the applicable exercise price or purchase price), subject to any remaining vesting provisions related to such awards and any other terms and conditions of such transaction.

In summary, a “change in control” occurs under the 2024 Stock Incentive Plan if:
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acquisition by another party of beneficial ownership of more than 50% of the Company’s then-outstanding shares of Class A common stock or the Company’s then-outstanding voting securities, with certain exceptions;

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the members of the Board of Directors as of the date the 2024 Stock Incentive Plan was approved by the Board of Directors (the “Incumbent Board”) cease to constitute a majority of the Board of Directors

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(although, replacement directors that are endorsed by a majority of the directors who are on the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, subject to certain exceptions);
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the Company consummates a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, (A) all or substantially all of the persons who were beneficial owners of the then-outstanding Class A common stock of the Company or the then-outstanding voting securities of the Company immediately prior to such Business Combination retain more than 50%, respectively, of the then outstanding shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the Board of Directors, as the case may be, of the entity resulting from the Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the then-outstanding Class A common stock of the Company and then-outstanding voting securities, (B) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or a person controlled by the Company or such entity resulting from such Business Combination beneficially owns, directly or indirectly, 35% or more of the then-outstanding shares of the entity resulting from the Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from the Business Combination were members of the Incumbent Board at the time of the execution of initial agreement, or of the action of the Board providing for such Business Combination; or

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consummation of a complete liquidation or dissolution of the Company.

No Re-Pricing
Except in connection with a change in corporate structure involving the Company’s Class A common stock (including, without limitation, any merger, reorganization, consolidation, recapitalization, stock split, spin-off, combination of stock, exchange of stock, stock dividend, or other changes in corporate structure), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs, as applicable; or (b) cancel, exchange, substitute, buyout, or surrender outstanding Options or SARs in exchange for cash, other awards, or Options or SARs with an exercise price that is less than the exercise price of the original Option or SAR.
Clawback
Any award granted pursuant to the 2024 Stock Incentive Plan will be subject to mandatory repayment by the participant to the Company, (i) to the extent set forth in the 2024 Stock Incentive Plan or in the applicable award agreement, or (ii) pursuant to any Company recoupment policy or any applicable laws which impose mandatory recoupment.
Amendment, Suspension, and Termination
The Board may, at any time, amend, suspend or terminate the 2024 Stock Incentive Plan, and the Administrator may, at any time, amend or cancel any outstanding awards for the purpose of satisfying changes in law or for any other lawful purpose; provided that no amendment, suspension, or termination may adversely affect the rights of a participant under the 2024 Stock Incentive Plan without such participant’s consent. The Board may in its sole discretion determine to make any plan amendments subject to approval by our stockholders, if such approval is required under applicable law or stock exchange requirements.

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Summary of U.S. Federal Income Tax Consequences
The U.S. federal income tax consequences of awards under the 2024 Stock Incentive Plan for participants and the Company will depend on the type of award granted. The following summary description of U.S. federal income tax consequences is intended only for the general information of our stockholders. A participant in the 2024 Stock Incentive Plan should not rely on this description and instead should consult his or her own tax advisor.
ISOs
The grant of an ISO will not be a taxable event for the participant or the Company. A participant will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain or loss realized upon a disposition of our Class A common stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain or loss if the participant holds the shares of our Class A common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to a business expense deduction with respect to an ISO, except as discussed below.
For the exercise of an ISO to qualify for the foregoing tax treatment, the participant generally must be our employee or an employee of one of our direct corporate subsidiaries from the date the ISO is granted through a date within three months before the date of exercise of the option.
If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the shares of our Class A common stock in an amount generally equal to the excess of the fair market value of our Class A common stock at the time the Option was exercised over the Option’s exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the participant recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and to certain reporting requirements.
NSOs
The grant of a NSO will not be a taxable event for the participant or the Company. Upon exercising a NSO, the participant will recognize ordinary income in an amount equal to the difference between the Option’s exercise price and the fair market value of our Class A common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a NSO, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our Class A common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised). Capital gain or loss will be long-term if the participant has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
A participant who has transferred a NSO to a family member will realize taxable income at the time the NSO is exercised by the family member. The participant will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of our Class A common stock will be the fair market value of the shares of Class A common stock on the date the NSO is exercised. The transfer of vested NSOs will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred NSOs nor the shares acquired on exercise of the transferred NSOs will be includable in the participant’s estate for estate tax purposes.

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In the event a participant transfers a NSO to his or her ex-spouse incident to the participant’s divorce, neither the participant nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such NSO by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the NSO’s exercise price and the fair market value of our Class A common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the NSO will be subject to employment and income tax withholding at that time.
Stock Appreciation Rights
The grant of a SAR will not be a taxable event for the participant or the Company. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the difference between the SAR’s exercise price and the fair market value of our Class A common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock
A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares of our Class A common stock are subject to restrictions (that is, the shares of restricted stock are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year the award is granted in an amount equal to the fair market value of the shares of Class A common stock on the date of the grant (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such Section 83(b) election, the fair market value of the Class A common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse, and dividends paid while the Class A common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock Units
The grant of RSUs (including deferred stock units) will not be a taxable event for the participant or the Company. A participant who receives RSUs will recognize ordinary income in an amount equal to the fair market value of the shares issued, or in the case of a cash-settled award, the amount of the cash payment made, to such participant at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Unrestricted Stock
The grant of unrestricted stock is a taxable event for the participant. A participant who receives shares of unrestricted stock will recognize ordinary income on the grant date in an amount equal to the fair market value of the shares issued, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income. Upon a subsequent sale or exchange of shares of unrestricted stock, the participant will

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have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our Class A common stock (generally, the amount paid for the shares plus the amount treated as ordinary income on the grant date). Capital gain or loss will be long-term if the participant has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Dividend Equivalent Rights
The grant of dividend equivalent rights will not be a taxable event for the participant or the Company. A participant who receives dividend equivalent rights will recognize ordinary income on the date of payment in the amount distributed to the participant pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Cash-Based Awards
The grant of a cash award will not be a taxable event for the participant or the Company. A participant who receives a cash award will recognize ordinary income on the date of payment in the amount distributed to the participant pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
New Awards
The awards, if any, that will be made to eligible recipients under the 2024 Stock Incentive Plan are subject to the discretion of the Administrator, and thus we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible grantees under the 2024 Stock Incentive Plan. Therefore, no new plan benefits table can be provided at this time. For more information on the awards granted under the 2014 Stock Incentive Plan to our named executive officers in 2023, see the section above entitled “2023 Grants of Plan-Based Awards Table.” For more information on the awards granted under the 2014 Stock Incentive Plan to our directors in 2023, see the section above entitled “Director Compensation.”
Registration with the SEC
If the 2024 Stock Incentive Plan is approved by our stockholders, we intend to file a Registration Statement on Form S-8 relating to the 2024 Stock Incentive Plan with the SEC pursuant to the Securities Act as soon as is practicable after such approval.

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PROPOSAL NO. 4:
RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. A representative of Ernst & Young LLP is expected to be present at the 2024 Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance.
If this selection is not ratified by our stockholders, the Audit Committee may, but need not, reconsider its appointment and endorsement. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Our Board of Directors Recommends a Vote “FOR” Ratification of the Selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

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AUDIT
COMMITTEE REPORT

The Audit Committee is currently composed of Messrs. Brown, Fosheim, Rasheed and Tolley (Chairman) and Ms. Reiss. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Directors. The Audit Committee operates under a written charter adopted by our Board of Directors.
One of the principal purposes of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2023 with our management.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing and the SEC.
The Audit Committee has received both the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements for 2023 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Audit Committee:

James Keith Brown	Jon A. Fosheim	Sháka Rasheed	Dale Anne Reiss	David M. Tolley Chairperson

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INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM’S FEES

Aggregate fees billed and expected to be billed by Ernst & Young LLP for the fiscal years ended December 31, 2023 and 2022 were as follows:
Type of Fee	2023 ($)	2022 ($)
Audit Fees(1)	2,905,407	5,269,860
Audit-Related Fees	—	—
Tax Fees(2)	1,161,017	1,077,102
All Other Fees(3)	—	2,000
Total	4,066,424	6,348,962

(1)
Fees for audit services for the fiscal years ended December 31, 2023 and 2022 include fees associated with the annual audits for such years, for the Company and those audits required by statute or regulation, including the audit of the Company’s internal control over financial reporting, the quarterly review of the financial statements included in the Company’s quarterly reports on Form 10-Q, consultations with the Company’s management on technical accounting and regulatory issues and services provided for assistance with and review of other regulatory filings.

(2)
Tax fees represent fees and expenses related to the review and assistance with the preparation of tax returns, tax consulting and structuring, and general federal, state and foreign tax consulting. Tax compliance fees comprise $0.6 million and $0.6 million of this total for the years ended December 31, 2023 and 2022, respectively.

(3)
Other fees represent the annual subscription fee for EY’s accounting research tool.

Audit Committee Pre-Approval Policy
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit or permissible non-audit service to the Company. Pursuant to the Audit and Non-Audit Services Pre-Approval Policy, which will be reviewed and reassessed annually by the Audit Committee, a list of specific services within certain categories of services, including audit, audit-related, tax and other services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by the Company for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairman to specifically pre-approve engagements for the performance of audit and permissible non-audit services, provided that the estimated cost for such services shall not exceed $250,000. The chairman must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement, including (1) the type of services covered by the engagement, (2) the dates the engagement is scheduled to commence and terminate, (3) the estimated fees payable by the Company pursuant to the engagement, (4) other material terms of the engagement, and (5) such other information as the Audit Committee may request. All of the audit fees shown above were pre-approved by the Audit Committee.

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CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Policy for Review of Related Party Transactions
Our Board of Directors has adopted a written Related Party Transaction Policy in order to ensure that related party transactions are properly reviewed and fully disclosed in accordance with the rules and regulations of the SEC and NYSE. All related party transactions, including transactions between us and any executive officer, director, director nominee or more than 5% stockholder of the Company, or any of their immediate family members, where the amount involved exceeds $120,000 and in which such related person has a direct or indirect material interest, must be approved or ratified by either our Audit Committee or a majority of the disinterested members of our Board of Directors. For purposes of the policy, a related party transaction does not include any co-investments made by and between the Company (or its subsidiaries) and one or more investment vehicles formed, sponsored and managed by the Company or its subsidiaries, regardless of when such co-investment is made, or any transactions related to any such co-investment. As a general rule, all related party transactions should be on terms reasonably comparable to those that could be obtained by the Company in arm’s length dealings with an unrelated third party; however, in such cases where it may be impractical or unnecessary to make such a comparison, the Audit Committee or a majority of the disinterested members of the Board may approve any such transaction at their discretion in accordance with the Related Party Transaction Policy.
Pursuant to our Audit Committee’s charter, in addition to conducting a review of all related party transactions in accordance with the Related Party Transaction Policy, the Audit Committee must review the Related Party Transaction Policy periodically and reports the results of such reviews to Board.
Investment in Managed Investment Vehicles
Subject to the Company’s related party policies and procedures, senior management, investment professionals and certain other employees may invest on a discretionary basis in investment vehicles sponsored by the Company, either directly in the vehicle or indirectly through the general partner entity. These investments are generally not subject to management fees, carried interest or performance fees, but otherwise bear their proportionate share of other operating expenses of the investment vehicles. Since January 1, 2023, our executive officers (and, in some cases, certain investment trusts or other vehicles or charitable organizations controlled by them or their immediate family members) had the following gross contributions relating to their personal investments (and the investments of any such trusts) in Company sponsored investment vehicles and general partner entities: Messrs. Ganzi and Jenkins made gross contributions of $3.25 million and $2.95 million, respectively.
Aircraft Reimbursement
In November 2020, the Board determined that the Company will provide reimbursement to Mr. Ganzi for certain defined fixed costs of any aircraft owned by Mr. Ganzi. The fixed cost reimbursements are made based on an allocable portion of an aircraft’s annual budgeted cash fixed operating costs, based on the number of hours the aircraft is used for business purposes. At least once a year, the Company reconciles the budgeted fixed operating costs with the actual fixed operating costs of the aircraft, and the Company or Mr. Ganzi, as applicable, makes a true-up payment for any difference. The fixed cost reimbursement are in addition to the Company’s reimbursement of certain variable operational costs of business travel on a chartered or private jet, as provided in Mr. Ganzi’s employment agreement. Pursuant to these arrangements, the Company

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
reimbursed Mr. Ganzi $878,303 for personal private aircraft usage in 2023 and made payments of $4,890,579 to Mr. Ganzi for the use of such aircraft by Mr. Ganzi and other of our personnel for business purposes.
In the aforementioned transactions, the Company took a series of steps to mitigate conflicts in the transactions, including, for certain transactions, receiving fairness opinions on the purchase price from a nationally recognized third-party valuation firm. Additionally, the transactions, specifically the related party aspects of the transactions, were approved by either the Board of Directors or the Audit Committee of the Board of Directors.

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FREQUENTLY ASKED
QUESTIONS AND ANSWERS

Questions and Answers about the 2024 Annual Meeting and Voting
What is a proxy?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving each of the persons named in the proxy card, Thomas Mayrhofer and Geoffrey Goldschein, the authority to vote your shares in the manner you indicate on your proxy card. If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares in accordance with the Board’s recommendations on each proposal.
Who is qualified to vote?
You are qualified to vote on all matters presented to the stockholders at the meeting if you own shares of our Class A common stock, par value $0.01 per share, or our Class B common stock, par value $0.01 per share, at the close of business on March 1, 2024, the record date for the 2024 Annual Meeting.
How many shares may vote at the meeting?
On March 1, 2024, there were approximately 163,366,294 shares of Class A common stock outstanding and eligible to vote and 166,494 shares of Class B common stock outstanding and eligible to vote. Each Class A common share is entitled to one vote and each Class B common share is entitled to 36.5 votes. As a result, we expect that a total of 169,443,325 votes will be entitled to be cast (which we refer to in this Proxy Statement as the “voting shares”) on all matters presented to stockholders at the meeting.
How many shares must be present to hold the meeting?
The presence at the 2024 Annual Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, if any, will be counted as present at the meeting for the purpose of determining a quorum. A broker non-vote occurs with respect to a proposal when a broker, trustee, or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders but is not permitted to vote on other proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. If a quorum is not present, the 2024 Annual Meeting may be adjourned by the chairman of the meeting to a time and date not more than 120 days after the original record date without notice other than announcement at the meeting.
What is the difference between a “stockholder of record” and a “street name” holder?
These terms describe how your shares are held. If your shares are registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

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FREQUENTLY ASKED QUESTIONS AND ANSWERS
How do I vote my shares?
If you are a “stockholder of record,” you have several choices. You can vote your shares by proxy:
■
Via the Internet;

■
By telephone; or

■
By mailing your proxy card.

Please refer to the specific instructions set forth on the enclosed printed proxy card or voting instruction form. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder. As such, please have readily available the control number provided to you on your proxy form when voting via the Internet or by telephone. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the meeting?
If you are a “stockholder of record,” you may vote your shares in person at the virtual meeting by visiting https://web.lumiconnect.com/286413441; passcode: digitalbridge2024 (unique 11-digit control number required). To vote, you will need your control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. Please note that even if you plan to virtually attend the 2024 Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your voting in person (virtually) at the 2024 Annual Meeting will automatically result in the revocation of any previously submitted proxy.
If you hold your shares in “street name,” you must obtain a legal proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting, and you will be assigned a virtual control number in order to vote your shares during the 2024 Annual Meeting.
What are the Board’s recommendations on how I should vote my shares?
The Board recommends that you vote your shares as follows:
■
Proposal 1: FOR all of the nominees for election as directors named on the enclosed proxy card.

■
Proposal 2: FOR the advisory vote to approve executive compensation.

■
Proposal 3: FOR approval of the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan.

■
Proposal 4: FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

What are broker non-votes and how will they affect voting?
Under applicable NYSE rules, brokers holding shares of our Class A common stock for beneficial owners in nominee or “street name” must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner who do not receive voting instructions from the beneficial owner may not under the NYSE’s rules have discretionary voting power on non-routine matters. In these cases, if no specific voting instructions are provided by the beneficial owner, the broker may not vote on non-routine proposals. This results in what is known as a “broker non-vote.” Broker non-votes may arise in the context of voting for the proposals related to the election of directors, approval of the advisory vote to approve executive compensation, and for the approval of the 2024 Stock Incentive Plan, because such proposals are considered non-routine matters. Unless specific voting instructions are provided by the beneficial owner, the broker will be unable to vote for these proposals. Accordingly, we urge stockholders who hold their shares through a broker or other nominee to provide voting instructions so that your shares of common stock may be voted on these proposals. The ratification of the appointment

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FREQUENTLY ASKED QUESTIONS AND ANSWERS
of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024 is a matter considered routine under applicable NYSE rules. A broker or other nominee may generally vote on routine matters and, therefore, no broker non-votes are expected to exist in connection with this proposal.
Abstentions and broker non-votes will not be counted as votes cast and, as a result, will have no impact on the outcome of the election of directors, the advisory vote to approve executive compensation and approval of the 2024 Stock Incentive Plan.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card and sign the proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR the approval on a non-binding, advisory basis, of the compensation of our named executive officers, FOR the approval of the 2024 Stock Incentive Plan and FOR ratification of the appointment of our independent registered public accounting firm).
What vote is required to approve each proposal?
To approve each of the proposals, the following votes are required from the holders of voting shares.
Proposal Number	Vote Required	Impact of Abstentions and Broker Non-Votes, if Any
1	Each director nominee will be elected by a majority of the votes cast. Stockholders may not cumulate votes.	Abstentions/broker non-votes will not be counted as votes cast and will have no impact on the outcome.
2	This proposal is advisory and not binding. We will consider stockholders to have approved the proposal if it is approved by a majority of the votes cast.	Abstentions/broker non-votes will not be counted as votes cast and will have no impact on the outcome.
3	A majority of the votes cast.	Abstentions/broker non-votes will not be counted as votes cast and will have no impact on the outcome.
4	A majority of the votes cast.	Abstentions will not be counted as votes cast and will have no impact on the outcome.
Why did I receive more than one Notice or proxy card?
You will receive multiple notices or proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive.

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FREQUENTLY ASKED QUESTIONS AND ANSWERS
Can I change my vote after I have mailed in my proxy card?
If you are a “stockholder of record,” you may revoke your proxy by doing one of the following:
■
By authorizing a new proxy via telephone or Internet and submitting it so that it is received by 11:59 p.m. (Eastern Time) on April 25, 2024;

■
By sending written notice of revocation to our Chief Legal Officer and Secretary at 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487, which notice must be received by 5:00 p.m. (Eastern Time) on April 25, 2024;

■
By signing a later-dated proxy card and submitting it to our Chief Legal Officer and Secretary at 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487, so that it is received by 5:00 p.m. (Eastern Time) on April 25, 2024; or

■
By attending the meeting and voting your shares in person.

If you require assistance in changing or revoking your proxy, please contact the Company’s proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (866) 342-4882
Email: DBRG@dfking.com
What happens if additional matters are presented at the 2024 Annual Meeting?
We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the 2024 Annual Meeting. If other matters requiring a vote do properly come before the 2024 Annual Meeting, any proxies received by us will be voted in the discretion of the proxy holders.
Who will count the votes?
A representative of Equiniti Trust Company, LLC will be present at the meeting to count the votes and act as the independent inspector of election. We will publish the voting results in a filing with the SEC by the end of the fourth business day after the 2024 Annual Meeting.
Who pays the cost of this proxy solicitation?
As this proxy solicitation is by and on behalf of the Board of Directors, the Company will pay the cost of preparing, assembling and mailing the proxy materials. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. The Company has retained D.F. King to provide proxy solicitation services. Under our agreement with D.F. King, D.F. King will receive a fee of up to $12,500 plus the reimbursement of reasonable expenses. D.F. King will solicit proxies by mail, telephone, facsimile or email.
Is this Proxy Statement the only way that proxies are being solicited?
Certain officers, directors, employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

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FREQUENTLY ASKED QUESTIONS AND ANSWERS
Attend Our 2024 Annual Meeting of Stockholders
Date and Time	Location	Record Date
April 26, 2024, at 9:00 a.m., Eastern Time	https://web.lumiconnect.com/286413441	March 1, 2024
The 2024 Annual Meeting will be held on Tuesday, April 26, 2024 commencing at 9:00 a.m. Eastern Time. The 2024 Annual Meeting will be held in a virtual meeting format only and can be accessed online at https://web.lumiconnect.com/286413441. There is no physical location for the 2024 Annual Meeting.
To attend and participate in the virtual Annual Meeting, please visit https://web.lumiconnect.com/286413441. Click on “I have a control number” enter the control number found on your notice of meeting or proxy card you previously received and enter the password digitalbridge2024 (the password is case sensitive). You will be able to submit questions during the meeting via live audio webcast. During the 2024 Annual Meeting, we will attempt to answer as many questions submitted by stockholders as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. Additionally, if we receive substantially similar questions, we may group such questions together and provide a single response for efficiency and to avoid repetition.
If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the 2024 Annual Meeting you must first obtain a legal proxy from your bank, broker or other nominee reflecting the number of shares you held as of the record date for the 2024 Annual Meeting, your name and email address. You must then submit a request for registration to Equiniti Trust Company, LLC:
(1)
by email to proxy@equiniti.com;

(2)
by facsimile to 718-765-8730; or

(3)
by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by Equiniti Trust Company, LLC by no later than 5:00 p.m. Eastern Standard Time on April 19, 2024.

Online access to the webcast will open 30 minutes prior to the start of the 2024 Annual Meeting to allow time for you to log-in and test your device. We encourage you to access the website in advance of the designated start time.

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OTHER
INFORMATION

Stockholder Proposals and Director Nominations for 2025
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2024 Annual Meeting of Stockholders if they are received at our principal executive office, on or before November 18, 2024.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Proposals received from stockholders submitted outside of Rule 14a-8 under the Exchange Act or for a director nomination must comply with the advance notice and other requirements set forth in our bylaws in order to be presented at an annual meeting. These requirements currently include, in part, the requirement that any such proposal or nomination must, with certain exceptions if the date of the 2025 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of this year’s annual meeting, be submitted to the Secretary of the Company at our principal executive office at least 120 and not more than 150 days prior to the first anniversary of the date of this year’s Proxy Statement (or between October 19, 2023 and 5:00 p.m., Eastern Time, on November 18, 2024, based on the date of this year’s Proxy Statement, as defined in our bylaws, of March 18, 2024).
Annual Report
A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2023 is being mailed with these proxy materials to stockholders entitled to vote at the annual meeting. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, will be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to:
DigitalBridge Group, Inc.,
Attn: Chief Legal Officer and Secretary.
750 Park of Commerce Drive,
Suite 210,
Boca Raton, FL 33487
If you would like to receive future stockholder communications via the Internet exclusively, and no longer receive any material by mail, please visit http://www. equiniti.com and click on “Login” to enroll. Please enter your account number and tax identification number to log in, then select “Receive Company Mailings via E-Mail” and provide your e-mail address.

86 | DIGITALBRIDGE 2024 PROXY STATEMENT

OTHER INFORMATION
Where You Can Find More Information
We make available free of charge through our website at www.digitalbridge.com under the heading “Shareholders—SEC Filings” the periodic reports and other information we file with the SEC, as required by the Exchange Act. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov.
Eliminating Duplicate Mailings
If you share an address with one or more other stockholders, you may have received notification that you will receive only a single copy of the Annual Report or this Proxy Statement for your entire household unless you or another stockholder at that address notifies our transfer agent that they wish to continue receiving individual copies. This practice, known as “householding,” is designed to reduce printing and mailing costs.
If you wish to receive free of charge a separate Annual Report or Proxy Statement this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in “householding,” please contact our transfer agent, Equiniti Trust Company, LLC, our transfer agent, at 1-800-937-5449 or by mail to Equiniti Trust Company, LLC, Attn: Shareholder Services, 6201 15th Avenue, Brooklyn, NY 11219. If you own your shares in “street name,” please contact your broker, bank, trustee or other intermediary to make your request.
Incorporation by Reference
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or accessible through these websites is not part of this Proxy Statement.
Non-GAAP Financial Measures
We refer to non-GAAP financial measures and certain other metrics within this Proxy Statement. The below provides definitions for these measures and metrics and reconciliations to GAAP measures.
Adjusted EBITDA
Adjusted EBITDA is a supplemental measure derived from DE and generally presents the Company’s core operating performance on a pre-tax basis, based upon recurring revenues and independent of our capital structure and leverage. We believe Adjusted EBITDA is useful to investors as an indicative measure of the Company’s profitability that is recurring and sustainable and allows for better comparability of the Company’s performance relative to its peers independent of capital structure and leverage. However, because Adjusted EBITDA is calculated without the effects of certain recurring cash charges, including interest expense, preferred stock dividends, and income taxes, its usefulness as a performance measure may be limited.
Adjusted EBITDA is calculated as DE adjusted to generally exclude the following items attributable to the Operating Company that are included in DE: interest expense as included in DE and income tax benefit (expense) as included in DE consistent with an EBITDA measure, preferred stock dividends, placement fee

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OTHER INFORMATION
expense, and our share of incentive fees and distributed carried interest net of associated compensation expense. Items excluded from Adjusted EBITDA include preferred stock dividends as Adjusted EBITDA removes the effects to earnings associated with the Company’s capital structure, and placement fees as they are inconsistent in amount and frequency depending upon timing of fundraising for our funds. Additionally, Adjusted EBITDA excludes incentive fees and distributed carried interest net of associated compensation expense to be consistent with the FRE measure for our Investment Management segment, as discussed further below.
Run-rate Earnings
Run-rate Earnings is defined as Run-rate FRE plus interest and other income, less interest expense and preferred dividends and excludes the effect of income taxes, carried interest, and principal investment income/loss is excluded.
Run-rate Fee Revenue
Run-rate Fee Revenue is defined as FEEUM, inclusive of uncalled contractual commitments expected to be called within their commitment periods by investment vehicles that charge fees on invested capital once called, multiplied by the blended average fee rate as of the most recent reporting period. The Company’s calculations of Run-rate Fee Revenues may not be achieved if all uncalled commitments are not called.
Run-rate FRE
Run-rate FRE is defined as Run-rate Fee Revenues less compensation expense (excluding equity-based compensation, carried interest and incentive compensation) and administrative expense (excluding placement fees, straight-line adjustment to rent expense, reimbursable costs) calculated on annualized basis at the end of the time period being presented, and excludes the effect of transaction costs, restructuring charges (for example, severance and retention costs).

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OTHER INFORMATION
Adjusted EBITDA reconciliation
	Year Ended December 31,
(In thousands)	2023	2022
Net income (loss) attributable to common stockholders	$127,551	$(382,266)
Net income (loss) attributable to noncontrolling interests in Operating Company	9,138	(32,369)
Net income (loss) attributable to Operating Company	136,689	(414,635)
Transaction-related and restructuring charges	45,860	64,334
Other (gain) loss, net	(89,700)	161,981
Unrealized principal investment income	(145,448)	(42,531)
Unrealized carried interest allocation, net of associated expense allocation	(150,998)	(120,423)
Equity-based compensation cost	55,596	32,581
Depreciation and amortization expense	36,651	44,271
Straight-line adjustment to lease (income) and expense, net	(1,008)	(14,025)
Amortization of deferred financing costs, debt premiums and discounts	2,784	4,537
Preferred stock redemption (gain) loss	(927)	—
Income tax effect on certain of the foregoing adjustments	—	(328)
Adjustments attributable to noncontrolling interests in investment entities(1)	(169,559)	(248,033)
DE of discontinued operations(2)	328,682	518,271
Distributable Earnings, after tax—attributable to Operating Company	48,622	(14,000)
Adjustments attributable to Operating Company:
Interest expense included in DE	21,328	35,619
Income tax (benefit) expense included in DE	6	13,180
Preferred stock dividends	58,656	61,566
Principal investment income included in DE	(277)	(11,221)
Placement fees	3,698	—
Distributed incentive fee and carried interest, net of associated expense allocation	(27,893)	(31,463)
IM segment other income and investment-related expense, net, included in DE	(580)	(316)
Adjusted EBITDA—attributable to Operating Company	$103,560	$53,596

(1)
Noncontrolling interests’ share of adjustments pertain largely to discontinued operations, other gain (loss) of consolidated funds, unrealized carried interest allocation and unrealized principal investment income.

(2)
Equity method earnings (loss) from BRSP and the operating results of the portfolio companies previously consolidated in the Operating segment, which qualified as discontinued operations in March 2023 and December 2023, respectively, are included in DE of discontinued operations for all periods presented.

Other Definitions
Assets Under Management (AUM)
AUM represents the total capital for which we provide investment management services. AUM is generally composed of (a) third party capital managed by the Company and its affiliates, including capital that is not yet fee earning, or not subject to fees and/or carried interest; and (b) assets invested using the Company’s own balance sheet capital and managed on behalf of the Company’s stockholders (composed of the Company’s fund investments as GP affiliate, warehoused investments, and as of December 31, 2023, the Company’s interest in portfolio companies previously in the Operating segment). Third party AUM is based upon invested capital as of the reporting date, including capital funded through third party financing, and committed capital for funds in their commitment stage. Balance sheet AUM is based upon the carrying value

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OTHER INFORMATION
of the Company’s balance sheet investments as of the reporting date (at December 31, 2022 prior to deconsolidation, on an undepreciated basis as it relates to the Company’s interest in portfolio companies previously consolidated in the Operating segment).
Fee Earning Equity Under Management (FEEUM)
FEEUM represents the total capital managed by the Company and its affiliates which earns management fees and/or incentive fees or carried interest. FEEUM may be based upon committed capital, invested capital, net asset value (“NAV”) or gross asset value (“GAV”), pursuant to the terms of each underlying investment management agreement. The Company’s calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers.

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EXHIBIT A:
DIGITALBRIDGE GROUP, INC. 2024 OMNIBUS STOCK INCENTIVE PLAN

DIGITALBRIDGE GROUP, INC.
2024 OMNIBUS STOCK INCENTIVE PLAN
Section 1   General Purpose of Plan.
The name of this plan is the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan (as it may be amended and/or restated from time-to-time, the “Plan”). The purpose of the Plan is to enable the Company to attract and retain highly qualified service providers who will contribute to the Company’s success and to provide incentives to Participants (hereinafter defined) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. To accomplish the foregoing, the Plan provides that the Company may grant awards of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards and Other Awards (each as hereinafter defined).
Section 2   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Administrator” means, except as provided in Section 3(a), the Board, or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent in accordance with the rules of any stock exchange on which the Stock is listed, quoted or traded.
(b)   “Award” means an award of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Award or Other Awards under the Plan.
(c)   “Award Agreement” means a written agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Administrator, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
(d)   “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cash-Based Award” means an award entitling the recipient to receive a cash-denominated payment.
(g)   “Change in Control” means:
(i)   The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then

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outstanding shares of Stock (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”), each as determined on a fully diluted basis; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or Person controlled by the Company; and (3) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (iii) of this Section 2(g); or
(ii)   Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)   Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or Person controlled by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, thirty-five percent (35%) or more of the then outstanding shares of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv)   Consummation of a complete liquidation or dissolution of the Company.
(h)   “Code” means the Internal Revenue Code of 1986, as amended from time-to-time, or any successor thereto.
(i)   “Company” means DigitalBridge Group, Inc., a Maryland corporation (or any successor corporation).
(j)   “Director” means a member of the Board.
(k)   “Dividend Equivalent Right” means a right entitling the Participant to receive, or to receive credits for the future payment of, cash, Stock, or other Awards based on cash dividends that would have been

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paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the Participant.
(l)   “Effective Date” means the date on which the Plan is approved by the Company’s stockholders.
(m)   “Eligible Recipient” means an officer, Director (including a Non-Employee Director), employee, co-employee, consultant or advisor of the Company or of any Parent or Subsidiary who provides services to the Company.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time-to-time.
(o)   “Fair Market Value” means, as of any given date, (i) if shares of Stock are listed, quoted or traded on a stock exchange, the closing sale price reported for such share of Stock on the exchange on such date on which a sale was reported, or if no such sale was reported on such date, then on the next preceding day on which a sale of shares of Stock was reported; and (ii) if shares of Stock are not listed, quoted or traded on a stock exchange, the value of a share of Stock as determined by the Administrator by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code. Notwithstanding the foregoing, for purposes of determining taxable income and the amount of the related tax withholding obligation, the Fair Market Value will be determined by the Administrator in good faith using any reasonable method as it deems appropriate.
(p)   “Free Standing Rights” has the meaning set forth in Section 7 hereof.
(q)   “Free Standing Stock Appreciation Rights” has the meaning set forth in Section 7 hereof.
(r)   “Incentive Stock Option” means any Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code.
(s)   “Non-Employee Director” means a Director who is not an employee of the Company and who qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.
(t)   “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(u)   “Other Awards” means an award granted pursuant to Section 10 hereof.
(v)   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.
(w)   “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive an Award.
(x)   “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other entity or “group” (as defined in the Exchange Act).
(y)   “Plan” has the meaning set forth to it in Section 1 hereof.
(z)   “Related Rights” has the meaning set forth in Section 7 hereof.
(aa)   “Related Stock Appreciation Rights” has the meaning set forth in Section 7 hereof.
(bb)   “Restricted Period” has the meaning set forth in Section 8 hereof.

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(cc)   “Restricted Stock” means shares of Stock subject to certain restrictions granted pursuant to Section 8 hereof.
(dd)   “Restricted Stock Unit” means a right representing the equivalent of one share of Stock subject to certain restrictions granted pursuant to Section 8 hereof, which may be settled in cash, Stock, or a combination thereof.
(ee)   “Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Change in Control.
(ff)   “Securities Act” means the Securities Act of 1933, as amended.
(gg)   “Stock” means the Class A common stock, par value $0.01 per share, of the Company or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 5 hereof.
(hh)   “Stock Appreciation Right” means a right granted pursuant to Section 7 hereof to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof.
(ii)   “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 6 hereof.
(jj)   “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly. In addition, any other entity may be designated by the Administrator as a Subsidiary, provided that (i) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (ii) in the case of an Award of Stock Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” for purposes of Section 409A of the Code.
(kk)   “Unit” or “Units” means units, membership units or other equity interests in the operating partnership or limited liability company subsidiary of the Company.
Section 3   Administration.
(a)   The Plan shall be administered by the Administrator. To the extent permitted by applicable law, the Administrator may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to an officer or officers of the Company, provided that the Administrator may not delegate its authority (i) to grant Awards to directors of the Company, (ii) to grant Awards to officers (within the meaning set forth in Rule 16a-1(f) under the Exchange Act), (iii) to grant Awards to officers delegated authority by the Administrator pursuant to this Section 3(a), or (iv) to interpret and construe the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Administrator specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Administrator to delegate authority to any officer of the Company, and the Administrator may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3(a) will serve in such capacity at the pleasure of the Administrator. Any action undertaken by any such officer of the Company in accordance with the Administrator’s delegation of authority will have the same force and effect as if undertaken directly by the Administrator, and any reference in the Plan to the “Administrator” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

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(b)   The Administrator shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable laws. Without limiting the generality of the foregoing, the Administrator shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Administrator deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. In particular, but without limitation, the Administrator shall have the power and authority:
(i)   to select those Eligible Recipients who shall be Participants;
(ii)   to grant Awards or any combination of Awards and to determine whether and to what extent Awards are to be granted hereunder to Participants;
(iii)   to determine the number of shares of Stock or cash value, as applicable, to be covered by each Award granted hereunder;
(iv)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including the waiver, amendment or modification of any such terms or conditions;
(v)   to prescribe the form of each Award Agreement evidencing an Award and to determine the terms and conditions, not inconsistent with the terms of the Plan, of such Award Agreements, including the waiver, amendment or modification of any such terms or conditions;
(vi)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time-to-time deem advisable; and
(vii)   to interpret and construe the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreements relating thereto) and to otherwise supervise the administration of the Plan.
(c)   The Administrator may, in its absolute discretion, without amendment to the Plan: (i) accelerate the date on which any Stock Option or Stock Appreciation Right granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Stock Option or Stock Appreciation Right; and (ii) accelerate the lapse of restrictions or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or Other Award or otherwise adjust any of the terms applicable to any such Award; provided, however, that no action under this Section 3(c) shall adversely affect any outstanding Award without the consent of the holder thereof.
(d)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, including the Company and the Participants. No member of the Administrator, nor any officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, any Award, and any Award Agreement, and all members of the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.
Section 4   Shares Reserved for Issuance Under the Plan.
The total number of shares of Stock reserved for issuance under the Plan as of the Effective Date shall be 5,500,000 shares of Stock, subject to adjustment as provided in Section 5(a) (the “Share Limit”). For purposes

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of this limitation, (a) the shares of Stock underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan, and (b) the number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of a Stock Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled Stock Appreciation Right, (iii) purchased by the Company with proceeds from Stock Option exercises, or (iv) held back upon settlement of an Award to cover the tax withholding. Subject to such overall limitations, shares of Stock may be issued up to the Share Limit pursuant to Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock, shares of Stock reacquired by the Company, or a combination thereof.
Section 5   Equitable Adjustments; Change in Control.
(a)   Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock split, spin-off, combination of stock, exchange of stock, stock dividend or other change in corporate structure affecting the Stock, the Administrator shall make appropriate equitable adjustments, which may include, without limitation, adjustments to: (i) the aggregate number of shares of Stock reserved for issuance under the Plan; (ii) the kind, number and exercise price of outstanding Stock Options and Stock Appreciation Rights granted under the Plan; and (iii) the kind, number and purchase price of shares of Stock subject to outstanding Awards of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. The Administrator shall also make appropriate equitable adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. The adjustment by the Administrator shall be final, binding, and conclusive.
(b)   Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Agreement, in the case of and subject to the consummation of a Change in Control:
(i)   All Stock Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of such transaction shall become fully exercisable as of immediately prior to the effective time of such transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of immediately prior to the effective time of such transaction, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with such transaction in the Administrator’s discretion, unless, in each case, the parties to such transaction agree that such Awards will be assumed or continued by the successor entity or new Awards of the successor entity or parent thereof will be substituted for such Awards with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.
(ii)   Upon the effective time of any such transaction, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.
(iii)   In the event of such termination of Awards: (A) the Administrator shall have the option (in its sole discretion) to make or provide for a payment (in cash, securities, other property, or a combination thereof) to the holders of Stock Options and Stock Appreciation Rights, in exchange for the

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cancellation thereof, in an amount equal to the excess of (1) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (2) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (B) each Participant shall be permitted, within a specified period of time prior to the consummation of such transaction as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such Participant. In the event of such termination of Awards, the Administrator shall have the option (in its sole discretion) to make or provide for a payment (in cash, securities, other property, or a combination thereof) to the holders of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and Other Awards, in exchange for the cancellation thereof, in an amount equal to the Sale Price multiplied by the number of shares of Stock subject to such Award.
(iv)   In connection with any such transaction in which the shares of Stock are exchanged for or converted into the right to receive cash, the parties to any such transaction may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the transaction will be converted into the right to receive the Sale Price multiplied by the number of shares subject to such Awards (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of such transaction to the extent provided by the parties to such transaction.
Section 6   Stock Options.
Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time-to-time approve, and the provisions of Stock Options need not be the same with respect to each Participant. Each Participant who is granted a Stock Option shall receive an Award Agreement with respect to such Stock Option, in such form as the Administrator shall determine, which shall set forth, among other things, the exercise price of the Stock Option, the term of the Stock Option, and provisions regarding exercisability of the Stock Option granted thereunder.
The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.
The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Directors who are not also employees or officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.
Stock Options granted under the Plan shall be subject to the following terms and conditions and an Award Agreement, evidencing each Award, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:
(a)   Exercise Price. The exercise price per share of Stock underlying each Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per share of Stock on such date (or with respect to Incentive Stock Options, 110% of the Fair Market Value per share on such date if, on such date, the Eligible Recipient owns, or is deemed to own under the Code, stock possessing more than ten percent (10%) (a “Ten Percent Owner”) of the total combined voting power of all classes of stock, in accordance with Code Section 424).

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(b)   Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if the Eligible Recipient is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.
(c)   Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however, that no amendment or modification following the time of grant shall adversely affect any outstanding Stock Option without the consent of the holder thereof. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion.
(d)   Method of Exercise. Subject to Section 6(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Administrator (or its delegate) specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made: (i) by certified or bank check or other instrument acceptable to the Administrator; (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Stock as to which such Stock Option shall be exercised and subject to such other terms and conditions as the Administrator may provide, provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant; (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Participant chooses to pay the exercise price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; (v) any other form of consideration approved by the Administrator and permitted by applicable law; or (vi) any combination of the foregoing.
(e)   Rights as Stockholder. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 15 below.
(f)   Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Options previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement governing such Awards. Unless otherwise provided in the Award Agreement, Stock Options granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.
(g)   Annual Limit on Incentive Stock Options. In addition to the limitation applicable to Stock Options in Section 4 above, to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000

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(as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.
Section 7   Stock Appreciation Rights.
Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price and all other terms and conditions of Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.
Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and an Award Agreement evidencing such Award, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:
(a)   Exercise Price. The exercise price per share of Stock underlying each Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per share of Stock on such date.
(b)   Term.
(i)   The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.
(ii)   The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.
(c)   Exercisability.
(i)   Stock Appreciation Rights that are Free Standing Rights (“Free Standing Stock Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.
(ii)   Stock Appreciation Rights that are Related Rights (“Related Stock Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.
(d)   Payment Upon Exercise.
(i)   Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value per share of Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the

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Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.
(ii)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(e)   Rights as Stockholder. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to Stock-settled Stock Appreciation Rights only after the Participant has given written notice of exercise and, if requested, has given the representation described in paragraph (b) of Section 15 below.
(f)   Termination of Employment or Service.
(i)   In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Appreciation Rights previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement governing such Awards. Unless otherwise provided in the Award Agreement, Stock Appreciation Rights granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.
(ii)   In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as applicable to the related Stock Options.
Section 8   Restricted Stock and Restricted Stock Units.
Awards of Restricted Stock and Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock or Restricted Stock Units shall be made; the number of shares to be granted or to be subject to such award; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the Restricted Period (as defined in Section 8(c)) applicable to awards of Restricted Stock or Restricted Stock Units; and all other terms and conditions applicable to awards of Restricted Stock or Restricted Stock Units. The terms and provisions of the awards of Restricted Stock and Restricted Stock Units need not be the same with respect to each Participant. Restricted Stock Units shall be settled in the form of shares of Stock; provided that, to the extent permitted in the Award Agreement, the Restricted Stock Units may be settled in cash or such other consideration as may be specified in such Award Agreement. To the extent that an award of Restricted Stock Units is subject to Section 409A of the Code, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A of the Code.
(a)   Purchase Price. The price per share, if any, that a Participant must pay for an award of Restricted Stock or Restricted Stock Units shall be determined by the Administrator in its sole discretion at the time of grant.

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(b)   Awards and Certificates. If Restricted Stock is certificated, each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Award. Uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such shares of Restricted Stock are vested.
(c)   Nontransferability; Restrictions. The awards of Restricted Stock and Restricted Stock Units granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this Section 8(c) and Section 15(c) during such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), and the Administrator may also impose such other restrictions and conditions, including continuing employment (or other service relationship), computation of financial metrics and/or achievement of performance goals and objectives, as it deems appropriate; provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. Any attempt to dispose of any shares of Restricted Stock or Restricted Stock Units in contravention of any such restrictions shall be null and void and without effect.
(d)   Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a Participant to elect to receive a portion of future cash compensation otherwise due to such Participant in the form of an award of Restricted Stock Units or to defer the delivery of shares of Stock subject to Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A of the Code and such other rules and procedures established by the Administrator. Any such future cash compensation that the Participant elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the Participant if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the applicable Award Agreement.
(e)   Rights as a Stockholder. Except as provided in Section 8(b) or as otherwise provided in an Award Agreement, the Participant shall possess all incidents of ownership with respect to shares of Restricted Stock during the Restricted Period, including the right to receive dividends with respect to such shares and to vote such shares. If certificated, certificates for unrestricted shares of Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine. A Participant shall have the rights as a stockholder only as to shares of Stock acquired by the Participant upon settlement of Restricted Stock Units; provided, however, that the Participant may be credited with Dividend Equivalent Rights with respect to the Stock underlying Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.
(f)   Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary during the Restricted Period, any rights pursuant to any award of Restricted Stock or Restricted Stock Units previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award Agreement governing such Award. Unless otherwise provided in the Award Agreement, the Restricted Stock and Restricted

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Stock Units granted to such Participant, to the extent that restrictions have not lapsed or applicable conditions have not been met at the time of such cessation of employment or provision of services, shall expire on the date of such termination.
Section 9   Dividend Equivalent Rights.
(a)   Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any Eligible Recipient as a component of an Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in an Award Agreement with respect to the Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any, as specified in the applicable Award Agreement. The Administrator may provide that Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of an Award may also contain terms and conditions different from such other Award.
(b)   Termination. Except as may otherwise be provided by the Administrator either in the applicable Award Agreement or, subject to Section 13(a) below, in writing after the Award is issued, a Participant’s rights in all Dividend Equivalent Rights granted as a component of an Award that has not vested shall automatically terminate upon the Participant’s termination of employment or cessation of service relationship with the Company, its Parents and its Subsidiaries for any reason.
Section 10   Other Awards.
(a)   Nature of Other Awards. Other forms of awards (“Other Awards”) that may be granted under the Plan include awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, including without limitation: (i) Units; (ii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including Units); (iii) membership interests in a Subsidiary or operating partnership; and (iv) awards valued by reference to book value, fair value or performance parameters relative to the Company or any Subsidiary or group of Subsidiaries. For purposes of calculating the number of shares of Stock underlying an Other Award relative to the total number of shares of Stock reserved and available for issuance under Section 4, the Administrator shall establish in good faith the maximum number of shares of Stock to which a grantee of such Other Award may be entitled upon fulfillment of all applicable conditions set forth in the applicable Award Agreement, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock underlying such Other Award shall be reduced accordingly by the Administrator and the such number of shares of Stock shall be added back to the shares of Stock available for issuance under the Plan. Other Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Other Awards shall be made; the number of shares of Stock or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Other Awards; and the terms and conditions applicable to Other Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of performance goals and objectives. The Administrator may require that Other Awards be held through a limited partnership or a similar “look-through” entity and the Administrator may require such limited partnership or similar entity to impose

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restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 10. The provisions of the grant of Other Awards need not be the same with respect to each Participant.
(b)   Rights as Stockholder. Until such time as an Other Award is actually converted into, exchanged for, or paid out in shares of Stock, a Participant shall have no rights as a holder of Stock.
(c)   Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to the Company, any Parent, or any Subsidiary, any outstanding Other Awards previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award Agreement governing such Other Awards. Except as may otherwise be provided by the Administrator either in the Award Agreement, or subject to Section 13(a) below, in writing after the Award Agreement is issued, a Participant’s rights in all Other Awards that have not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company, its Parents and its Subsidiaries for any reason.
Section 11   Cash-Based Awards.
The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an award that entitles the Participant to a payment in cash upon the attainment of certain terms and conditions, including continuing employment (or other service relationship), computation of financial metrics and/or achievement of performance goals and objectives. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award Agreement.
Section 12   Minimum Vesting.
Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, Awards granted under the Plan shall be subject to a minimum vesting restriction or performance period of not less than one year (or, in the case of awards to Non-Employee Directors, the period from one annual meeting of shareholders to the next); provided that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) any Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock and (ii) Awards with respect to an aggregate number of shares of Stock not in excess of five percent (5%) of the Share Limit (the “5% Carveout”); provided, further, that the vesting of such Awards may accelerate in the event of the Participant’s death or disability or in connection with the consummation of a Change in Control as provided in Section 5(b) (whether on an automatic or discretionary basis), and such vesting shall not count against the 5% Carveout.
Section 13   Amendment and Termination; No Repricing.
(a)   The Board may, at any time, amend, suspend or terminate the Plan, and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the Participant’s consent. The Board, in its discretion, may determine to make any Plan amendments subject to approval by the Company’s stockholders for purposes of complying with applicable stock exchange requirements or ensuring that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code. Nothing in this Section 13(a) shall limit the Administrator’s authority to take any action permitted pursuant to Section 5.

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(b)   Except as provided in Section 5, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights, in each case without stockholder approval.
Section 14   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 15   General Provisions.
(a)   Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise or settlement of any Award granted hereunder unless the exercise or settlement of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, quoted or traded and shall be further subject to the approval of counsel for the Company with respect to such compliance. Stock Option exercises and actions with respect to Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time-to-time.
(b)   Delivery of Stock. Certificated Stock granted under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed certificates evidencing such Stock in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the Participant by electronic mail (with proof of receipt) or by United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any Stock pursuant to the exercise, vesting, or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any stock exchange on which the shares of Stock are listed, quoted or traded. All Stock delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and stock exchange on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the exercise, vesting, or settlement of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)   Transferability of Awards.
(i)   Transferability. Except as provided in Section 15(c)(ii) below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity. No Awards shall be sold, assigned, transferred

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or otherwise encumbered or disposed of by a Participant (including, without limitation, transferred to a third party financial institution), other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind and any purported transfer in violation hereof shall be null and void.
(ii)   Administrator Action. Notwithstanding Section 15(c)(i), the Administrator, in its discretion, may provide either in the award certificate regarding a given Award or by subsequent written approval that the Participant (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. In no event may an Award be transferred by a Participant for value.
(iii)   Family Member. For purposes of Section 15(c)(ii), “immediate family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.
(iv)   Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Participant or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.
(d)   Evaluation of Performance. With respect to any Award subject to conditions related to achievement of performance goals and objectives, the Administrator may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during the applicable performance period: (i) asset write-downs or impairments, (ii) litigation or claims, judgments, or settlements, (iii) the effect of changes in tax law, accounting principles, or other such laws or provisions affecting reporting results, (iv) any reorganization or restructuring events or programs, (v) extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (vii) impact of shares of Stock purchased through share repurchase programs, (viii) tax valuation allowance reversals, (ix) impairment expense, and/or (x) environmental expense.
(e)   Company Actions; No Right to Employment or Service. Nothing contained in the Plan shall prevent the Administrator from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.
(f)   Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal,

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state or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Administrator, a Participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.
(g)   Clawback. Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Participant to the Company (i) to the extent set forth in this Plan or the applicable Award Agreement, or (ii) pursuant to any Company, Parent, or Subsidiary “clawback” or recoupment policy, or any applicable laws which impose mandatory recoupment.
Section 16   Effective Date of Plan; Term of Plan.
This Plan was approved by the Board on March 18, 2024, and will become effective upon approval by the stockholders of the Company, in accordance with applicable state law, the bylaws and articles of incorporation of the Company and applicable stock exchange rules. The Plan shall terminate on the first to occur of (a) the day before the tenth anniversary of the Effective Date, (b) the date determined in accordance with Section 5(b), and (c) the date determined in accordance with Section 13(a). No grants of Stock Options and other Awards may be made hereunder after termination of the Plan, and no grants of Incentive Stock Options may be made hereunder on or after the tenth anniversary of the date the Plan was approved by the Board. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement.
Section 17   Governing Law.
The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.
Section 18   Section 409A of the Code.
The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Section 409A of the Code. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code will not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Participant’s “separation from service” (as defined for purposes of Section 409A of the Code) will instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).
Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Section 409A of the Code, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company

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or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A- 3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Section 409A of the Code is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Section 409A of the Code. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Section 409A of the Code.
Notwithstanding the foregoing, neither the Company, Parent, or any Subsidiary nor the Administrator will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company, Parent, or a Subsidiary, nor the Administrator will have any liability to any Participant for such tax or penalty.

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APPENDIX A:
PROXY CARD

DIGITALBRIDGE GROUP, INC. Proxy for Annual Meeting of Stockholders on April 26, 2024 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Thomas Mayrhofer and Geoffrey Goldschein, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of DigitalBridge Group, Inc., to be held virtually at https://web.lumiconnect.com/286413441; passcode: digitalbridge2024 (unique 11-digit control number required) on April 26, 2024 at 9:00 A.M. Eastern Time, and at any adjournments or postponements thereof, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting instructions are not provided and the signed card is returned, the proxies will vote in accordance with the Board of Directors recommendations listed on the reverse side. (Continued and to be signed on the reverse side.) 1.1 14475

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APPENDIX A: PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS OF DIGITALBRIDGE GROUP, INC. April 26, 2024 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/286413441; passcode: digitalbridge2024 and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00003333333333330000 6 042624 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. To elect 9 directors nominated by the Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. James Keith Brown Nancy A. Curtin Jeannie H. Diefenderfer Jon A. Fosheim Marc C. Ganzi Gregory J. McCray Sháka Rasheed Dale Anne Reiss David M. Tolley To approve, on a non-binding, advisory basis, named executive officer compensation. To approve the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DIGITALBRIDGE 2024 PROXY STATEMENT | A-2

APPENDIX A: PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS OF DIGITALBRIDGE GROUP, INC. April 26, 2024 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2024. The Notice of Meeting, Proxy Statement and Annual Report are available at http://www.astproxyportal.com/ast/26965 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333333333330000 6 042624 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. To elect 9 directors nominated by the Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. James Keith Brown Nancy A. Curtin Jeannie H. Diefenderfer Jon A. Fosheim Marc C. Ganzi Gregory J. McCray Sháka Rasheed Dale Anne Reiss David M. Tolley To approve, on a non-binding, advisory basis, named executive officer compensation. To approve the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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